UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01400

Fidelity Contrafund

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2021

Item 1.

Reports to Stockholders

Fidelity® Contrafund®

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Contrafund®	24.36%	22.63%	17.96%
Class K	24.42%	22.74%	18.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund®, a class of the fund, on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$52,143	Fidelity® Contrafund®
$46,257	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 28.71% in 2021, with U.S. equities rising on improving economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. In the first quarter, the index gained 6.17%. Investors were buoyed by the rollout of vaccines, the U.S. Federal Reserve’s pledge to hold short-term interest rates near zero until the economy recovered, and the federal government’s deployment of trillions of dollars to boost the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In September, the index returned -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, and the fast-spreading delta variant of the coronavirus. The Fed also signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index sharply reversed course with a 7.01% gain in October, driven by strength in earnings. Then in November, the index stalled again, returning -0.69% amid the emergence of a new, more-highly transmissible variant, omicron, and rising inflation, which breached a 40-year high. The index advanced 4.48% in December, after studies suggested omicron resulted in fewer severe COVID-19 cases. All sectors had a double-digit return, led by energy (+55%) and real estate (+46%), whereas utilities (+18%) notably lagged.

Comments from Portfolio Manager William Danoff:  For the fiscal year ending December 31, 2021, the fund's share classes gained about 24%, underperforming the 28.71% result of the benchmark S&P 500® index. The primary detractor from performance versus the benchmark was our security selection in the consumer discretionary sector. Stock picks and an overweighting in financials also hurt, as did an overweighting in communication services. The biggest individual relative detractor was an overweight position in Amazon.com (+2%). Amazon.com was among our largest holdings. Another notable relative detractor was an outsized stake in Meta Platforms (+23%), which was the fund's biggest holding. Our lighter-than-benchmark stake in Tesla (+50%) also hurt relative performance. In contrast, the largest contributor to performance versus the benchmark was our security selection in communication services. Stock picking and an underweighting in consumer staples also boosted the fund's relative performance. Also boosting the fund's relative performance was an underweighting in the industrials sector, especially within the capital goods industry. The biggest individual relative contributor was an overweight position in Nvidia (+125%). Nvidia was among the largest holdings at period end. Also boosting value was our overweighting in Alphabet, which gained 65%. Alphabet was among the fund's biggest holdings. Another notable relative contributor was an outsized stake in UnitedHealth Group (+45%), which was one of the fund's largest holdings. Notable changes in positioning include increased exposure to the financials sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2021

% of fund's net assets
Meta Platforms, Inc. Class A	9.7
Amazon.com, Inc.	7.8
Microsoft Corp.	6.5
Berkshire Hathaway, Inc. Class A	5.9
Apple, Inc.	3.8
UnitedHealth Group, Inc.	3.6
Alphabet, Inc. Class A	3.4
NVIDIA Corp.	3.2
Alphabet, Inc. Class C	3.1
Salesforce.com, Inc.	2.4
49.4

Top Five Market Sectors as of December 31, 2021

% of fund's net assets
Information Technology	32.1
Communication Services	19.2
Consumer Discretionary	13.8
Financials	12.9
Health Care	11.7

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
Stocks	98.3%
Convertible Securities	1.0%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments - 7.5%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (000s)
COMMUNICATION SERVICES - 19.2%
Entertainment - 2.6%
Activision Blizzard, Inc.	1,171,437	$77,936
Live Nation Entertainment, Inc. (a)	122,200	14,626
Netflix, Inc. (a)	5,029,520	3,029,984
Roblox Corp. (a)	667,710	68,881
Spotify Technology SA (a)	65,200	15,259
The Walt Disney Co. (a)	2,770,969	429,195
Universal Music Group NV	5,656,840	159,868
Warner Music Group Corp. Class A	1,019,419	44,019
		3,839,768
Interactive Media & Services - 16.4%
Alphabet, Inc.:
Class A (a)	1,680,593	4,868,745
Class C (a)	1,553,498	4,495,186
Bumble, Inc. (b)	2,010,628	68,080
Meta Platforms, Inc. Class A (a)	41,728,146	14,035,254
Snap, Inc. Class A (a)	3,681,034	173,119
Zoominfo Technologies, Inc. (a)	1,457,195	93,552
		23,733,936
Media - 0.1%
Charter Communications, Inc. Class A (a)	43,962	28,662
Liberty Media Corp. Liberty Formula One Group Series C (a)	2,402,004	151,903
		180,565
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	893,456	103,623

TOTAL COMMUNICATION SERVICES		27,857,892

CONSUMER DISCRETIONARY - 13.7%
Automobiles - 0.8%
BYD Co. Ltd. (H Shares)	417,000	14,105
General Motors Co. (a)	6,254,644	366,710
Hyundai Motor Co.	651,600	114,551
Li Auto, Inc. ADR (a)	454,800	14,599
Rad Power Bikes, Inc. (c)(d)	2,588,458	24,807
Rivian Automotive, Inc.	1,591,213	148,494
Tesla, Inc. (a)	70,328	74,321
Toyota Motor Corp.	17,726,772	327,637
XPeng, Inc. Class A	4,862,101	115,775
		1,200,999
Diversified Consumer Services - 0.0%
Duolingo, Inc. (a)	80,663	8,559
Hotels, Restaurants & Leisure - 0.5%
Airbnb, Inc. Class A	2,002,369	333,374
Chipotle Mexican Grill, Inc. (a)	128,265	224,239
Churchill Downs, Inc.	50,279	12,112
Dutch Bros, Inc.	278,312	14,169
Hilton Worldwide Holdings, Inc. (a)	969,059	151,164
		735,058
Household Durables - 0.4%
D.R. Horton, Inc.	1,109,016	120,273
Garmin Ltd.	301,554	41,063
Lennar Corp. Class A	1,913,323	222,252
Mohawk Industries, Inc. (a)	494,684	90,122
Sony Group Corp.	369,814	46,699
Taylor Morrison Home Corp. (a)	81,285	2,842
Tempur Sealy International, Inc.	1,195,539	56,226
		579,477
Internet & Direct Marketing Retail - 8.7%
Amazon.com, Inc. (a)	3,370,568	11,238,620
Cazoo Group Ltd.	7,242,211	41,487
Coupang, Inc. Class A (a)(b)	8,863,582	260,412
Deliveroo PLC Class A (a)(e)	52,240,895	149,129
Delivery Hero AG (a)(e)	111,500	12,342
Doordash, Inc.	1,092,369	162,654
eBay, Inc.	7,070,580	470,194
Etsy, Inc. (a)	593,137	129,861
Wayfair LLC Class A (a)	320,765	60,936
Zomato Ltd. (a)(c)	36,025,900	56,487
		12,582,122
Leisure Products - 0.0%
Thule Group AB (e)	554,186	33,469
Multiline Retail - 0.0%
Dollar Tree, Inc. (a)	305,500	42,929
Specialty Retail - 2.3%
Academy Sports & Outdoors, Inc. (a)	3,773,216	165,644
Aurora Innovation, Inc. Class B	4,604,657	46,664
AutoZone, Inc. (a)	103,047	216,027
Dick's Sporting Goods, Inc.	1,605,598	184,628
Fanatics, Inc. Class A (c)(d)	2,461,391	166,981
JD Sports Fashion PLC	10,446,185	30,801
National Vision Holdings, Inc. (a)	1,053,225	50,544
O'Reilly Automotive, Inc. (a)	371,865	262,622
The Home Depot, Inc.	4,238,830	1,759,157
TJX Companies, Inc.	2,414,735	183,327
Warby Parker, Inc. (a)	254,454	11,847
Williams-Sonoma, Inc.	1,140,555	192,902
		3,271,144
Textiles, Apparel & Luxury Goods - 1.0%
Allbirds, Inc. Class B	2,029,000	27,538
Deckers Outdoor Corp. (a)	381,949	139,912
Dr. Martens Ltd.	14,145,118	82,271
lululemon athletica, Inc. (a)	177,724	69,570
LVMH Moet Hennessy Louis Vuitton SE	32,886	27,178
NIKE, Inc. Class B	5,337,356	889,577
On Holding AG	1,303,384	49,281
On Holding AG	2,925,000	105,065
Under Armour, Inc. Class A (sub. vtg.) (a)	559,200	11,849
		1,402,241

TOTAL CONSUMER DISCRETIONARY		19,855,998

CONSUMER STAPLES - 2.8%
Beverages - 0.4%
Anheuser-Busch InBev SA NV	731,905	44,127
Constellation Brands, Inc. Class A (sub. vtg.)	64,000	16,062
Diageo PLC	1,375,136	75,187
PepsiCo, Inc.	1,494,204	259,558
The Coca-Cola Co.	2,564,880	151,867
		546,801
Food & Staples Retailing - 1.1%
Costco Wholesale Corp.	2,999,126	1,702,604
Food Products - 0.0%
The Vita Coco Co., Inc. (b)	454,000	5,071
Personal Products - 1.3%
Estee Lauder Companies, Inc. Class A	4,466,873	1,653,636
L'Oreal SA (a)	187,900	89,593
L'Oreal SA (a)	190,332	90,753
Olaplex Holdings, Inc.	986,756	28,744
		1,862,726

TOTAL CONSUMER STAPLES		4,117,202

ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Canadian Natural Resources Ltd.	3,879,176	163,913
Cheniere Energy, Inc.	733,722	74,414
ConocoPhillips Co.	575,942	41,571
Diamondback Energy, Inc.	351,264	37,884
EOG Resources, Inc.	476,227	42,303
Hess Corp.	378,187	27,997
Pioneer Natural Resources Co.	227,238	41,330
Reliance Industries Ltd.	3,645,739	115,910
		545,322
FINANCIALS - 12.9%
Banks - 3.1%
Bank of America Corp.	34,615,583	1,540,047
JPMorgan Chase & Co.	9,206,143	1,457,793
Kotak Mahindra Bank Ltd. (a)	3,388,766	81,714
Nu Holdings Ltd. (b)	2,754,300	25,835
Royal Bank of Canada	4,832,039	512,828
Starling Bank Ltd. Series D (a)(c)(d)	23,277,483	40,781
SVB Financial Group (a)	144,922	98,292
The Toronto-Dominion Bank (b)	5,951,616	456,293
Wells Fargo & Co.	5,033,528	241,509
		4,455,092
Capital Markets - 2.2%
BlackRock, Inc. Class A	686,061	628,130
Brookfield Asset Management, Inc. (Canada) Class A	1,630,049	98,438
Charles Schwab Corp.	2,657,958	223,534
CME Group, Inc.	129,300	29,540
Coinbase Global, Inc. (a)	376,471	95,010
Goldman Sachs Group, Inc.	1,349,055	516,081
Intercontinental Exchange, Inc.	537,409	73,501
Moody's Corp.	324,385	126,698
Morgan Stanley	10,488,733	1,029,574
MSCI, Inc.	460,904	282,391
NASDAQ, Inc.	144,329	30,311
S&P Global, Inc.	256,527	121,063
		3,254,271
Consumer Finance - 0.3%
American Express Co.	263,821	43,161
Capital One Financial Corp.	2,320,455	336,675
		379,836
Diversified Financial Services - 5.9%
Berkshire Hathaway, Inc. Class A (a)	18,936	8,533,736
P3 Health Partners, Inc. (c)(f)	2,735,364	18,294
Rapyd Financial Network 2016 Ltd. (c)(d)	340,545	27,874
		8,579,904
Insurance - 1.4%
Admiral Group PLC	7,365,021	315,256
American International Group, Inc.	6,594,602	374,969
Aon PLC	45,587	13,702
Arthur J. Gallagher & Co.	757,329	128,496
Brookfield Asset Management Reinsurance Partners Ltd.	7,780	489
Chubb Ltd.	2,411,382	466,144
Fairfax Financial Holdings Ltd. (sub. vtg.)	143,775	70,724
Hartford Financial Services Group, Inc.	1,570,239	108,409
Intact Financial Corp.	601,556	78,191
Marsh & McLennan Companies, Inc.	354,800	61,671
Oscar Health, Inc. (a)	227,820	1,788
Progressive Corp.	2,392,744	245,615
The Travelers Companies, Inc.	1,403,331	219,523
		2,084,977

TOTAL FINANCIALS		18,754,080

HEALTH CARE - 11.7%
Biotechnology - 1.8%
AbbVie, Inc.	2,868,991	388,461
Alnylam Pharmaceuticals, Inc. (a)	228,893	38,816
Genmab A/S (a)	8,460	3,377
Horizon Therapeutics PLC (a)	4,674,586	503,733
Idorsia Ltd. (a)	2,217,357	45,187
Intarcia Therapeutics, Inc. warrants 12/31/24 (a)(d)	105,983	0
Intellia Therapeutics, Inc. (a)	876,477	103,635
Regeneron Pharmaceuticals, Inc. (a)	2,007,923	1,268,044
Vertex Pharmaceuticals, Inc. (a)	1,393,986	306,119
Zai Lab Ltd. (a)	478,693	30,521
		2,687,893
Health Care Equipment & Supplies - 1.3%
Abbott Laboratories	1,723,864	242,617
Alcon, Inc.	173,514	15,117
Align Technology, Inc. (a)	294,269	193,388
DexCom, Inc. (a)	255,646	137,269
Edwards Lifesciences Corp. (a)	2,470,734	320,084
Envista Holdings Corp. (a)	1,251,531	56,394
Intuitive Surgical, Inc. (a)	2,085,325	749,257
Sonova Holding AG	307,167	120,040
		1,834,166
Health Care Providers & Services - 4.2%
AmerisourceBergen Corp.	680,005	90,366
Anthem, Inc.	135,000	62,578
Cano Health, Inc. (a)	4,176,945	37,217
CVS Health Corp.	288,700	29,782
dentalcorp Holdings Ltd. (a)	3,351,633	43,109
Guardant Health, Inc. (a)	133,730	13,376
HCA Holdings, Inc.	1,326,786	340,878
Humana, Inc.	126,000	58,446
McKesson Corp.	131,200	32,612
Molina Healthcare, Inc. (a)	51,758	16,463
Option Care Health, Inc. (a)	3,261,037	92,744
UnitedHealth Group, Inc.	10,438,062	5,241,368
		6,058,939
Health Care Technology - 0.0%
Doximity, Inc.	332,167	16,652
Inspire Medical Systems, Inc. (a)	44,472	10,231
		26,883
Life Sciences Tools & Services - 2.5%
23andMe Holding Co. Class B (e)	11,320,291	75,393
Bio-Rad Laboratories, Inc. Class A (a)	217,032	163,983
Charles River Laboratories International, Inc. (a)	125,195	47,171
Danaher Corp.	3,816,237	1,255,580
Eurofins Scientific SA	891,112	110,401
ICON PLC (a)	48,500	15,020
IQVIA Holdings, Inc. (a)	922,479	260,268
Maravai LifeSciences Holdings, Inc. (a)	1,478,177	61,936
Mettler-Toledo International, Inc. (a)	438,653	744,486
Thermo Fisher Scientific, Inc.	920,945	614,491
Veterinary Emergency Group LLC Class A (c)(d)(g)	714,200	22,957
Waters Corp. (a)	491,554	183,153
West Pharmaceutical Services, Inc.	121,215	56,851
WuXi AppTec Co. Ltd. (H Shares) (e)	431,761	7,475
		3,619,165
Pharmaceuticals - 1.9%
Asymchem Laboratories Tianjin Co. Ltd. (H Shares) (e)	1,061,800	43,575
Eli Lilly & Co.	6,407,682	1,769,930
Intra-Cellular Therapies, Inc. (a)	274,123	14,348
Merck & Co., Inc.	1,046,921	80,236
Nuvation Bio, Inc. (a)(b)	7,088,572	60,253
Nuvation Bio, Inc. (c)	3,572,265	30,364
Pfizer, Inc.	1,417,257	83,689
Roche Holding AG (participation certificate)	299,900	124,417
Royalty Pharma PLC	3,346,214	133,347
UCB SA	489,309	55,843
Zoetis, Inc. Class A	1,667,699	406,969
		2,802,971

TOTAL HEALTH CARE		17,030,017

INDUSTRIALS - 3.2%
Aerospace & Defense - 0.2%
Northrop Grumman Corp.	434,760	168,283
Space Exploration Technologies Corp.:
Class A (a)(c)(d)	347,648	194,683
Class C (a)(c)(d)	12,991	7,275
		370,241
Air Freight & Logistics - 0.8%
Expeditors International of Washington, Inc.	430,591	57,824
United Parcel Service, Inc. Class B	4,839,498	1,037,298
Zipline International, Inc. (c)(d)	515,816	18,569
		1,113,691
Airlines - 0.0%
Joby Aviation, Inc. (c)	1,388,830	10,138
Building Products - 0.6%
Carrier Global Corp.	2,081,517	112,901
Fortune Brands Home & Security, Inc.	4,049,768	432,920
Toto Ltd.	3,149,467	144,838
Trane Technologies PLC	1,020,896	206,252
		896,911
Commercial Services & Supplies - 0.4%
Aurora Innovation, Inc. (a)(b)	1,702,895	19,175
Cintas Corp.	638,128	282,799
Clean TeQ Water Pty Ltd. (a)(b)	2,173,911	1,107
GFL Environmental, Inc. (b)	1,671,045	63,249
TulCo LLC (a)(c)(d)(g)	140,771	176,024
ZenPayroll, Inc. (c)(d)	289,200	8,790
		551,144
Industrial Conglomerates - 0.4%
General Electric Co.	6,130,936	579,190
Roper Technologies, Inc.	29,800	14,657
		593,847
Machinery - 0.3%
AutoStore Holdings Ltd.	3,389,100	13,333
Deere & Co.	333,512	114,358
Fortive Corp.	384,600	29,341
Ingersoll Rand, Inc.	2,378,833	147,178
Nordson Corp.	47,188	12,046
Otis Worldwide Corp.	1,662,034	144,713
		460,969
Professional Services - 0.2%
Equifax, Inc.	535,100	156,672
Thomson Reuters Corp.	725,277	86,733
		243,405
Road & Rail - 0.2%
Canadian Pacific Railway Ltd.	1,414,645	101,747
J.B. Hunt Transport Services, Inc.	682,435	139,490
Old Dominion Freight Lines, Inc.	124,600	44,654
		285,891
Trading Companies & Distributors - 0.1%
Ferguson PLC	458,500	81,442

TOTAL INDUSTRIALS		4,607,679

INFORMATION TECHNOLOGY - 31.9%
Communications Equipment - 0.1%
Arista Networks, Inc. (a)	893,448	128,433
Electronic Equipment & Components - 1.6%
Amphenol Corp. Class A	21,890,080	1,914,506
CDW Corp.	701,947	143,745
Keysight Technologies, Inc. (a)	567,974	117,292
Samsung SDI Co. Ltd.	80,034	44,095
Zebra Technologies Corp. Class A (a)	299,634	178,342
		2,397,980
IT Services - 5.2%
Accenture PLC Class A	3,436,015	1,424,400
Adyen BV (a)(e)	155,377	407,865
Affirm Holdings, Inc.	2,061,496	207,304
ASAC II LP (a)(c)(d)	39,494,500	6,635
Cloudflare, Inc. (a)	7,295,118	959,308
Digitalocean Holdings, Inc. (a)	152,552	12,255
Endava PLC ADR (a)	12,315	2,068
EPAM Systems, Inc. (a)	24,197	16,174
MasterCard, Inc. Class A	1,288,745	463,072
MongoDB, Inc. Class A (a)	794,738	420,695
Okta, Inc. (a)	384,996	86,305
PayPal Holdings, Inc. (a)	3,763,224	709,669
Shopify, Inc. Class A (a)	657,265	904,978
Snowflake Computing, Inc. (a)	239,466	81,119
Visa, Inc. Class A (b)	8,734,797	1,892,918
		7,594,765
Semiconductors & Semiconductor Equipment - 7.7%
Advanced Micro Devices, Inc. (a)	9,233,691	1,328,728
Analog Devices, Inc.	2,632,119	462,648
Applied Materials, Inc.	2,138,520	336,518
ASML Holding NV	107,217	85,360
Broadcom, Inc.	113,800	75,724
Enphase Energy, Inc. (a)	205,700	37,631
KLA Corp.	109,700	47,183
Lam Research Corp.	993,067	714,164
Lattice Semiconductor Corp. (a)	1,256,159	96,800
Marvell Technology, Inc.	4,731,443	413,954
Monolithic Power Systems, Inc.	62,264	30,717
NVIDIA Corp.	15,859,752	4,664,512
NXP Semiconductors NV	63,100	14,373
ON Semiconductor Corp. (a)	3,305,866	224,534
Qualcomm, Inc.	9,599,159	1,755,398
Semtech Corp. (a)	407,725	36,259
Silergy Corp.	110,000	19,944
SiTime Corp. (a)	76,197	22,291
Synaptics, Inc. (a)(f)	2,404,903	696,243
Teradyne, Inc.	198,900	32,526
Texas Instruments, Inc.	685,011	129,104
		11,224,611
Software - 13.4%
Adobe, Inc. (a)	5,047,689	2,862,343
Atlassian Corp. PLC (a)	2,363,479	901,171
Bill.Com Holdings, Inc. (a)	158,400	39,465
Cadence Design Systems, Inc. (a)	1,404,512	261,731
Ceridian HCM Holding, Inc. (a)	122,400	12,786
Confluent, Inc.	190,700	14,539
Crowdstrike Holdings, Inc. (a)	120,922	24,759
Datadog, Inc. Class A (a)	1,556,083	277,154
Dropbox, Inc. Class A (a)	635,042	15,584
Dynatrace, Inc. (a)	3,198,386	193,023
Epic Games, Inc. (a)(c)(d)	123,700	112,421
Fortinet, Inc. (a)	135,258	48,612
HubSpot, Inc. (a)	228,089	150,345
Informatica, Inc.	480,976	17,786
Intuit, Inc.	1,148,591	738,797
KnowBe4, Inc. (a)	1,664,725	38,189
Microsoft Corp.	27,990,922	9,413,907
Monday.com Ltd. (b)	113,561	35,059
Palo Alto Networks, Inc. (a)	92,991	51,774
Paycom Software, Inc. (a)	35,689	14,818
Qualtrics International, Inc.	689,232	24,399
Rapid7, Inc. (a)	30,986	3,647
Salesforce.com, Inc. (a)	13,660,560	3,471,558
Samsara, Inc.	591,400	16,624
SentinelOne, Inc. (b)	311,697	15,738
ServiceNow, Inc. (a)	495,878	321,879
Stripe, Inc. Class B (a)(c)(d)	455,600	19,053
Tanium, Inc. Class B (a)(c)(d)	6,742,751	85,566
Unity Software, Inc. (a)	164,400	23,508
Workday, Inc. Class A (a)	262,366	71,673
Xero Ltd. (a)	250,729	25,801
Zscaler, Inc. (a)	259,662	83,437
		19,387,146
Technology Hardware, Storage & Peripherals - 3.9%
Apple, Inc.	30,807,389	5,470,468
Dell Technologies, Inc. (a)	2,470,647	138,776
		5,609,244

TOTAL INFORMATION TECHNOLOGY		46,342,179

MATERIALS - 2.2%
Chemicals - 0.7%
LG Chemical Ltd.	23,180	11,991
Sherwin-Williams Co.	2,644,129	931,156
Westlake Chemical Corp.	261,395	25,389
		968,536
Metals & Mining - 1.5%
B2Gold Corp. (a)	44,065,715	173,483
Barrick Gold Corp. (Canada)	6,601,001	125,502
Cleveland-Cliffs, Inc. (a)	4,169,243	90,764
Franco-Nevada Corp.	4,060,840	561,606
Freeport-McMoRan, Inc.	9,288,397	387,605
Gatos Silver, Inc. (a)	1,709,334	17,743
Ivanhoe Electric, Inc. (c)(d)	14,154,085	11,748
Ivanhoe Mines Ltd. (a)	41,447,668	338,148
Ivanhoe Mines Ltd. (a)(e)	11,940,481	97,416
Novagold Resources, Inc. (a)	7,159,689	49,073
Nucor Corp.	2,397,613	273,688
Steel Dynamics, Inc.	1,875,829	116,433
Stelco Holdings, Inc.	400,090	13,037
Sunrise Energy Metals Ltd. (a)	4,347,823	5,646
		2,261,892

TOTAL MATERIALS		3,230,428

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Equity Commonwealth (a)	1,684,657	43,633
Prologis (REIT), Inc.	1,392,321	234,411
		278,044
UTILITIES - 0.1%
Electric Utilities - 0.1%
NextEra Energy, Inc.	655,800	61,225
TOTAL COMMON STOCKS
(Cost $45,764,514)		142,680,066

Preferred Stocks - 1.0%
Convertible Preferred Stocks - 1.0%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A (c)(d)	337,463	3,234
Series C (c)(d)	1,327,879	12,726
Series D (c)(d)	2,329,100	22,322
		38,282
Internet & Direct Marketing Retail - 0.1%
GoBrands, Inc.:
Series G (c)(d)	55,517	21,568
Series H (c)(d)	69,898	27,155
Reddit, Inc.:
Series E (c)(d)	165,300	10,215
Series F (c)(d)	878,650	54,296
		113,234
Textiles, Apparel & Luxury Goods - 0.0%
Discord, Inc. Series I (c)(d)	15,500	8,535
TOTAL CONSUMER DISCRETIONARY		160,051
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Bowery Farming, Inc. Series C1 (c)(d)	226,491	13,646
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Acrisure Holdings, Inc. Series B (c)(d)	379,681	7,484
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (c)(d)	3,224,900	11,871
Intarcia Therapeutics, Inc. Series CC (a)(c)(d)	2,100,446	0
		11,871
Health Care Providers & Services - 0.0%
Get Heal, Inc. Series B (a)(c)(d)	35,877,127	1,409
Lyra Health, Inc.:
Series E (c)(d)	1,478,100	26,946
Series F (c)(d)	69,520	1,267
		29,622
TOTAL HEALTH CARE		41,493
INDUSTRIALS - 0.6%
Aerospace & Defense - 0.5%
Relativity Space, Inc.:
Series D (a)(c)(d)	1,673,085	38,205
Series E (c)(d)	436,722	9,973
Space Exploration Technologies Corp.:
Series G (a)(c)(d)	558,215	312,600
Series H (a)(c)(d)	120,282	67,358
Series N (a)(c)(d)	428,458	239,936
		668,072
Air Freight & Logistics - 0.0%
Zipline International, Inc. Series E (c)(d)	1,317,166	47,418
Commercial Services & Supplies - 0.1%
ZenPayroll, Inc.:
Series D (a)(c)(d)	2,436,137	74,047
Series E (c)(d)	167,099	5,079
		79,126
Transportation Infrastructure - 0.0%
Delhivery Private Ltd. Series H (c)(d)	55,947	26,781
TOTAL INDUSTRIALS		821,397
INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.1%
ByteDance Ltd. Series E1 (a)(c)(d)	653,587	81,045
Semiconductors & Semiconductor Equipment - 0.0%
Tenstorrent, Inc. Series C1 (c)(d)	200,200	15,023
Software - 0.1%
ASAPP, Inc. Series C (c)(d)	1,300,504	5,889
Carbon, Inc.:
Series D (a)(c)(d)	915,425	27,069
Series E (a)(c)(d)	81,735	2,448
Delphix Corp. Series D (a)(c)(d)	3,712,687	22,388
Nuro, Inc.:
Series C (a)(c)(d)	3,293,118	68,647
Series D (c)(d)	643,113	13,406
Stripe, Inc. Series H (c)(d)	190,300	7,958
		147,805
TOTAL INFORMATION TECHNOLOGY		243,873
MATERIALS - 0.1%
Metals & Mining - 0.1%
High Power Exploration, Inc. Series A (a)(c)(d)	14,154,085	62,844

TOTAL CONVERTIBLE PREFERRED STOCKS		1,350,788

Nonconvertible Preferred Stocks - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Petroleo Brasileiro SA - Petrobras sponsored ADR	1,372,000	15,065
TOTAL PREFERRED STOCKS
(Cost $849,569)		1,365,853
	Principal Amount (000s)	Value (000s)

Preferred Securities - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Circle Internet Financial Ltd. 0% (c)(h)	17,195	20,222
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. 6% 7/18/22 (c)(d)	9,273	12,905
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Tenstorrent, Inc. 0% (c)(d)(h)	11,130	11,130
TOTAL PREFERRED SECURITIES
(Cost $37,598)		44,257
	Shares	Value (000s)

Money Market Funds - 1.2%
Fidelity Cash Central Fund 0.08% (i)	1,363,914,700	1,364,187
Fidelity Securities Lending Cash Central Fund 0.08% (i)(j)	435,139,535	435,183
TOTAL MONEY MARKET FUNDS
(Cost $1,799,369)		1,799,370
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $48,451,050)		145,889,546
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(724,402)
NET ASSETS - 100%		$145,165,144

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,434,492,000 or 1.7% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $826,664,000 or 0.6% of net assets.

 (f) Affiliated company

 (g) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Acrisure Holdings, Inc. Series B	3/22/21	$6,918
ASAC II LP	10/10/13	$3,041
ASAPP, Inc. Series C	4/30/21	$8,580
Bowery Farming, Inc. Series C1	5/18/21	$13,646
ByteDance Ltd. Series E1	11/18/20	$71,616
Carbon, Inc. Series D	12/15/17	$21,376
Carbon, Inc. Series E	3/22/19	$2,288
Circle Internet Financial Ltd. 0%	5/11/21	$17,195
Delhivery Private Ltd. Series H	5/20/21	$27,309
Delphix Corp. Series D	7/10/15	$33,414
Discord, Inc. Series I	9/15/21	$8,535
ElevateBio LLC Series C	3/9/21	$13,528
Epic Games, Inc.	7/13/20 - 7/30/20	$71,128
Fanatics, Inc. Class A	8/13/20 - 12/15/21	$82,369
Get Heal, Inc. Series B	11/7/16	$10,944
GoBrands, Inc. Series G	3/2/21	$13,864
GoBrands, Inc. Series H	7/22/21	$27,155
High Power Exploration, Inc. Series A	11/15/19 - 3/4/21	$74,592
Intarcia Therapeutics, Inc. Series CC	11/14/12	$28,629
Intarcia Therapeutics, Inc. 6% 7/18/22	1/3/20	$9,273
Ivanhoe Electric, Inc.	4/30/21	$11,748
Joby Aviation, Inc.	2/23/21	$13,888
Lyra Health, Inc. Series E	1/14/21	$13,534
Lyra Health, Inc. Series F	6/4/21	$1,092
Nuro, Inc. Series C	10/30/20	$42,990
Nuro, Inc. Series D	10/29/21	$13,406
Nuvation Bio, Inc.	2/10/21	$35,723
P3 Health Partners, Inc.	5/25/21	$27,354
Rad Power Bikes, Inc.	1/21/21	$12,486
Rad Power Bikes, Inc. Series A	1/21/21	$1,628
Rad Power Bikes, Inc. Series C	1/21/21	$6,405
Rad Power Bikes, Inc. Series D	9/17/21	$22,322
Rapyd Financial Network 2016 Ltd.	3/30/21	$25,000
Reddit, Inc. Series E	5/18/21	$7,021
Reddit, Inc. Series F	8/11/21	$54,296
Relativity Space, Inc. Series D	11/20/20	$24,974
Relativity Space, Inc. Series E	5/27/21	$9,973
Space Exploration Technologies Corp. Class A	10/16/15 - 2/16/21	$52,558
Space Exploration Technologies Corp. Class C	9/11/17	$1,754
Space Exploration Technologies Corp. Series G	1/20/15	$43,239
Space Exploration Technologies Corp. Series H	8/4/17	$16,238
Space Exploration Technologies Corp. Series N	8/4/20	$115,684
Starling Bank Ltd. Series D	6/18/21	$41,617
Stripe, Inc. Class B	5/18/21	$18,282
Stripe, Inc. Series H	3/15/21	$7,636
Tanium, Inc. Class B	4/21/17 - 9/18/20	$57,901
Tenstorrent, Inc. Series C1	4/23/21	$11,903
Tenstorrent, Inc. 0%	4/23/21	$11,130
TulCo LLC	8/24/17 - 9/7/18	$51,985
Veterinary Emergency Group LLC Class A	9/16/21 - 11/30/21	$22,958
ZenPayroll, Inc.	10/1/21	$8,326
ZenPayroll, Inc. Series D	7/16/19	$32,431
ZenPayroll, Inc. Series E	7/13/21	$5,079
Zipline International, Inc.	10/12/21	$18,569
Zipline International, Inc. Series E	12/21/20	$42,978
Zomato Ltd.	12/9/20 - 2/5/21	$22,002

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$1,128,522	$18,234,003	$17,998,346	$1,274	$9	$(1)	$1,364,187	2.5%
Fidelity Securities Lending Cash Central Fund 0.08%	453,834	3,885,929	3,904,580	2,258	--	--	435,183	1.4%
Total	$1,582,356	$22,119,932	$21,902,926	$3,532	$9	$(1)	$1,799,370

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
P3 Health Partners, Inc.	$--	$27,353	$--	$--	$--	$(9,059)	$18,294
Sunrise Energy Metals Ltd.	9,033	--	1,307	--	(10)	(2,070)	--
Synaptics, Inc.	211,308	69,228	24,271	--	15,089	424,889	696,243
Total	$220,341	$96,581	$25,578	$--	$15,079	$413,760	$714,537

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$27,857,892	$27,698,024	$159,868	$--
Consumer Discretionary	20,016,049	18,399,069	1,265,141	351,839
Consumer Staples	4,130,848	3,817,542	299,660	13,646
Energy	560,387	560,387	--	--
Financials	18,761,564	18,351,875	333,550	76,139
Health Care	17,071,510	16,517,274	489,786	64,450
Industrials	5,429,076	4,107,563	94,775	1,226,738
Information Technology	46,586,052	45,710,639	407,865	467,548
Materials	3,293,272	3,218,680	--	74,592
Real Estate	278,044	278,044	--	--
Utilities	61,225	61,225	--	--
Preferred Securities	44,257	--	20,222	24,035
Money Market Funds	1,799,370	1,799,370	--	--
Total Investments in Securities:	$145,889,546	$140,519,692	$3,070,867	$2,298,987
Net unrealized depreciation on unfunded commitments	$(872)	$(872)	$--	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$1,468,818
Net Realized Gain (Loss) on Investment Securities	15,731
Net Unrealized Gain (Loss) on Investment Securities	826,889
Cost of Purchases	527,550
Proceeds of Sales	(107,513)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(432,488)
Ending Balance	$2,298,987
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2021	$765,809

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $423,377) — See accompanying schedule: Unaffiliated issuers (cost $46,419,021)	$143,375,639
Fidelity Central Funds (cost $1,799,369)	1,799,370
Other affiliated issuers (cost $232,660)	714,537
Total Investment in Securities (cost $48,451,050)		$145,889,546
Cash		1,857
Foreign currency held at value (cost $39)		40
Receivable for investments sold		2,358
Receivable for fund shares sold		46,565
Dividends receivable		24,490
Distributions receivable from Fidelity Central Funds		252
Prepaid expenses		137
Other receivables		8,401
Total assets		145,973,646
Liabilities
Payable for investments purchased	$8,715
Unrealized depreciation on unfunded commitments	872
Payable for fund shares redeemed	247,036
Accrued management fee	84,383
Other affiliated payables	12,728
Other payables and accrued expenses	19,768
Collateral on securities loaned	435,000
Total liabilities		808,502
Net Assets		$145,165,144
Net Assets consist of:
Paid in capital		$46,688,874
Total accumulated earnings (loss)		98,476,270
Net Assets		$145,165,144
Net Asset Value and Maximum Offering Price
Contrafund:
Net Asset Value, offering price and redemption price per share ($128,577,225 ÷ 6,852,924 shares)		$18.76
Class K:
Net Asset Value, offering price and redemption price per share ($16,587,919 ÷ 881,317 shares)		$18.82

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2021
Investment Income
Dividends		$776,462
Income from Fidelity Central Funds (including $2,258 from security lending)		3,532
Total income		779,994
Expenses
Management fee
Basic fee	$739,103
Performance adjustment	236,050
Transfer agent fees	146,450
Accounting fees	4,101
Custodian fees and expenses	1,228
Independent trustees' fees and expenses	489
Registration fees	394
Audit	213
Legal	138
Miscellaneous	628
Total expenses before reductions	1,128,794
Expense reductions	(2,226)
Total expenses after reductions		1,126,568
Net investment income (loss)		(346,574)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $16,593)	20,704,936
Fidelity Central Funds	9
Other affiliated issuers	15,079
Foreign currency transactions	(901)
Total net realized gain (loss)		20,719,123
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $12,678)	9,767,286
Fidelity Central Funds	(1)
Other affiliated issuers	413,760
Unfunded commitments	(872)
Assets and liabilities in foreign currencies	(281)
Total change in net unrealized appreciation (depreciation)		10,179,892
Net gain (loss)		30,899,015
Net increase (decrease) in net assets resulting from operations		$30,552,441

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(346,574)	$(270,970)
Net realized gain (loss)	20,719,123	15,703,640
Change in net unrealized appreciation (depreciation)	10,179,892	19,594,631
Net increase (decrease) in net assets resulting from operations	30,552,441	35,027,301
Distributions to shareholders	(14,927,529)	(10,341,456)
Share transactions - net increase (decrease)	(6,755,026)	(8,115,065)
Total increase (decrease) in net assets	8,869,886	16,570,780
Net Assets
Beginning of period	136,295,258	119,724,478
End of period	$145,165,144	$136,295,258

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Contrafund

Years ended December 31,	2021	2020	2019	2018 A	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$16.77	$13.71	$11.01	$12.24	$9.85
Income from Investment Operations
Net investment income (loss)B	(.05)	(.04)	–C	–C	.01
Net realized and unrealized gain (loss)	4.07	4.44	3.27	(.22)	3.14
Total from investment operations	4.02	4.40	3.27	(.22)	3.15
Distributions from net investment income	–	–	–	–	(.01)
Distributions from net realized gain	(2.03)	(1.34)	(.57)	(1.01)	(.75)
Total distributions	(2.03)	(1.34)	(.57)	(1.01)	(.76)
Net asset value, end of period	$18.76	$16.77	$13.71	$11.01	$12.24
Total ReturnD	24.36%	32.58%	29.98%	(2.13)%	32.21%
Ratios to Average Net AssetsE,F
Expenses before reductions	.81%	.86%	.85%	.82%	.74%
Expenses net of fee waivers, if any	.81%	.86%	.85%	.81%	.74%
Expenses net of all reductions	.81%	.85%	.85%	.81%	.74%
Net investment income (loss)	(.26)%	(.23)%	(.02)%	.01%	.08%
Supplemental Data
Net assets, end of period (in millions)	$128,577	$113,100	$97,098	$82,628	$89,874
Portfolio turnover rateG	27%H	32%H	26%H	32%H	29%H

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Contrafund Class K

Years ended December 31,	2021	2020	2019	2018 A	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$16.81	$13.73	$11.01	$12.24	$9.84
Income from Investment Operations
Net investment income (loss)B	(.03)	(.02)	.01	.01	.02
Net realized and unrealized gain (loss)	4.07	4.44	3.28	(.23)	3.14
Total from investment operations	4.04	4.42	3.29	(.22)	3.16
Distributions from net investment income	–	–	–	–	(.02)
Distributions from net realized gain	(2.03)	(1.34)	(.57)	(1.01)	(.74)
Total distributions	(2.03)	(1.34)	(.57)	(1.01)	(.76)
Net asset value, end of period	$18.82	$16.81	$13.73	$11.01	$12.24
Total ReturnC	24.42%	32.68%	30.17%	(2.07)%	32.34%
Ratios to Average Net AssetsD,E
Expenses before reductions	.74%	.78%	.77%	.73%	.65%
Expenses net of fee waivers, if any	.74%	.78%	.76%	.73%	.65%
Expenses net of all reductions	.74%	.78%	.76%	.72%	.65%
Net investment income (loss)	(.18)%	(.16)%	.06%	.10%	.17%
Supplemental Data
Net assets, end of period (in millions)	$16,588	$23,196	$22,626	$25,502	$32,699
Portfolio turnover rateF	27%G	32%G	26%G	32%G	29%G

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Contrafund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Contrafund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$2,274,952	Market comparable	Transaction price	$6.60	Increase
			Discount rate	45.0%	Decrease
			Premium rate	29.6% - 483.5% / 242.1%	Increase
			Discount for Lack of Marketability	10.0%	Decrease
			Enterprise Value/EBITDA multiple (EV/EBITDA)	22.5	Increase
			Enterprise value/Sales multiple (EV/S)	2.6 - 22.1 / 10.8	Increase
			Conversion ratio	1.0	Increase
		Recovery value	Recovery value	0.0% - 0.2% / 0.2%	Increase
		Market approach	Transaction price	$0.03 - $560.00 / $324.42	Increase
			Premium rate	26.2% - 36.5% / 27.1%	Increase
			Discount for Lack of Marketability	20.0%	Decrease
			Parity price	$0.83 - $4.44 / $3.87	Increase
		Discounted cash flow	Discount for Lack of Marketability	15.0%	Decrease
			Growth rate	5.0%	Increase
			Weighted average cost of capital (WACC)	25.0%	Decrease
Preferred Securities	$24,035	Recovery value	Recovery value	127.2%	Increase
		Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Contrafund	$7,054

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation, net operating losses and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$97,549,377
Gross unrealized depreciation	(689,673)
Net unrealized appreciation (depreciation)	$96,859,704
Tax Cost	$49,028,970

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$1,627,083
Net unrealized appreciation (depreciation) on securities and other investments	$96,859,932

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Long-term Capital Gains	$14,927,529	$10,341,456

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Contrafund	198,981.14

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Contrafund	36,865,814	51,872,642

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Contrafund	407,509	5,049,090	7,291,329	Contrafund, Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Contrafund	180,084	1,990,002	2,741,984	Class K

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Contrafund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Contrafund	$138,326.11
Class K	8,124.04
	$146,450

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Contrafund	–(a)

 (a) Amount represents less than .005%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Contrafund	$631

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Contrafund	1,582,502	3,840,749	1,032,447

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Contrafund	39

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Contrafund	$250

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Contrafund	$233	$77	$3,264

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,226.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
Fidelity Contrafund
Distributions to shareholders
Contrafund	$13,046,053	$8,564,833
Class K	1,881,476	1,776,623
Total	$14,927,529	$10,341,456

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
Fidelity Contrafund
Contrafund
Shares sold	460,572	595,726	$8,438,992	$8,778,483
Reinvestment of distributions	659,076	497,404	12,171,042	8,005,656
Shares redeemed	(1,009,147)	(1,433,309)	(18,328,322)	(21,006,503)
Net increase (decrease)	110,501	(340,179)	$2,281,712	$(4,222,364)
Class K
Shares sold	121,469	262,661	$2,200,613	$3,878,994
Reinvestment of distributions	102,076	110,301	1,881,455	1,776,528
Shares redeemed	(722,074)	(641,608)	(13,118,806)	(9,548,223)
Net increase (decrease)	(498,529)	(268,646)	$(9,036,738)	$(3,892,701)

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Contrafund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Contrafund (one of the funds constituting Fidelity Contrafund, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Contrafund
Contrafund	.81%
Actual		$1,000.00	$1,086.60	$4.26
Hypothetical-C		$1,000.00	$1,021.12	$4.13
Class K	.73%
Actual		$1,000.00	$1,086.90	$3.84
Hypothetical-C		$1,000.00	$1,021.53	$3.72

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of the Fidelity Contrafund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Contrafund	02/07/22	02/04/22	$0.215
Class K	02/07/22	02/04/22	$0.215

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $14,751,812,422, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

CON-ANN-0322
1.540009.124

Fidelity Advisor® New Insights Fund

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	17.15%	18.00%	15.35%
Class M (incl. 3.50% sales charge)	19.66%	18.27%	15.33%
Class C (incl. contingent deferred sales charge)	22.36%	18.51%	15.34%
Class I	24.62%	19.72%	16.33%
Class Z	24.79%	19.87%	16.46%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® New Insights Fund - Class A on December 31, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$41,704	Fidelity Advisor® New Insights Fund - Class A
$46,257	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 28.71% in 2021, with U.S. equities rising on improving economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. In the first quarter, the index gained 6.17%. Investors were buoyed by the rollout of vaccines, the U.S. Federal Reserve’s pledge to hold short-term interest rates near zero until the economy recovered, and the federal government’s deployment of trillions of dollars to boost the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In September, the index returned -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, and the fast-spreading delta variant of the coronavirus. The Fed also signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index sharply reversed course with a 7.01% gain in October, driven by strength in earnings. Then in November, the index stalled again, returning -0.69% amid the emergence of a new, more-highly transmissible variant, omicron, and rising inflation, which breached a 40-year high. The index advanced 4.48% in December, after studies suggested omicron resulted in fewer severe COVID-19 cases. All sectors had a double-digit return, led by energy (+55%) and real estate (+46%), whereas utilities (+18%) notably lagged.

Comments from Co-Managers William Danoff and Nidhi Gupta:  For the fiscal year ending December 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 23% to 25%, trailing the 28.71% result of the benchmark S&P 500® index. The largest detractor from performance versus the benchmark was stock selection in consumer discretionary. Security selection and an underweighting in financials and an overweighting in communication services also hampered the fund's relative result. The fund's biggest individual relative detractor was an outsized stake in Amazon.com, which gained roughly 2% the past year. The company was among our largest holdings. Also hurting performance was our overweighting in Netflix, which gained about 11%. Netflix was one of the fund's biggest holdings. Also holding back performance was an underweighting in Tesla, which gained 50%. We decreased our position the past 12 months. Conversely, the top contributor to performance versus the benchmark was security selection in communication services. An underweighting and stock picks in consumer staples and stock selection in information technology also helped the fund's relative result. The fund's top individual relative contributor was an outsized stake in Nvidia, which gained roughly 125% the past year. The company was among the fund's largest holdings. Also adding value was our overweighting in Alphabet, which gained 65%. Alphabet was among our biggest holdings. Another top relative contributor was an out-of-benchmark stake in Synaptics (+200%). Notable changes in positioning include increased exposure to the financials sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2021

% of fund's net assets
Meta Platforms, Inc. Class A	8.9
Amazon.com, Inc.	6.9
Alphabet, Inc. Class A	6.6
Microsoft Corp.	5.9
NVIDIA Corp.	5.0
Berkshire Hathaway, Inc. Class A	4.3
UnitedHealth Group, Inc.	2.5
Netflix, Inc.	2.3
Adobe, Inc.	2.1
Salesforce.com, Inc.	2.0
46.5

Top Five Market Sectors as of December 31, 2021

% of fund's net assets
Information Technology	31.1
Communication Services	19.3
Consumer Discretionary	14.0
Financials	12.0
Health Care	11.6

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
Stocks	98.1%
Convertible Securities	1.0%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments - 10.8%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (000s)
COMMUNICATION SERVICES - 19.3%
Entertainment - 2.7%
Cinemark Holdings, Inc. (a)	495,700	$7,991
Live Nation Entertainment, Inc. (a)	18,000	2,154
Netflix, Inc. (a)	1,023,019	616,308
Roblox Corp. (a)	108,413	11,184
Sea Ltd. ADR (a)	47,400	10,604
Spotify Technology SA (a)	9,400	2,200
The Walt Disney Co. (a)	216,400	33,518
Universal Music Group NV	831,800	23,508
Warner Music Group Corp. Class A	164,300	7,094
		714,561
Interactive Media & Services - 16.2%
Alphabet, Inc.:
Class A (a)	601,196	1,741,689
Class C (a)	36,241	104,867
Bumble, Inc. (b)	306,500	10,378
Meta Platforms, Inc. Class A (a)	7,026,113	2,363,232
NerdWallet, Inc.	15,500	241
Snap, Inc. Class A (a)	1,162,100	54,654
Zoominfo Technologies, Inc. (a)	217,000	13,931
		4,288,992
Media - 0.2%
Charter Communications, Inc. Class A (a)	32,601	21,255
Liberty Media Corp. Liberty Formula One Group Series C (a)	363,307	22,976
		44,231
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	471,063	54,634

TOTAL COMMUNICATION SERVICES		5,102,418

CONSUMER DISCRETIONARY - 13.6%
Automobiles - 0.7%
BYD Co. Ltd. (H Shares)	61,000	2,063
General Motors Co. (a)	1,195,477	70,091
Hyundai Motor Co.	102,200	17,967
Li Auto, Inc. ADR (a)	66,400	2,131
Rad Power Bikes, Inc. (c)(d)	474,452	4,547
Rivian Automotive, Inc.	164,905	15,389
Tesla, Inc. (a)	10,255	10,837
Toyota Motor Corp.	2,629,900	48,607
XPeng, Inc. Class A	755,500	17,990
		189,622
Diversified Consumer Services - 0.0%
Duolingo, Inc. (a)(b)	16,168	1,716
Hotels, Restaurants & Leisure - 0.7%
Airbnb, Inc. Class A	120,800	20,112
Caesars Entertainment, Inc. (a)	133,200	12,458
Chipotle Mexican Grill, Inc. (a)	20,268	35,434
Churchill Downs, Inc.	9,271	2,233
Dutch Bros, Inc. (b)	51,900	2,642
Hilton Worldwide Holdings, Inc. (a)	457,500	71,365
Sweetgreen, Inc.	775,600	22,337
		166,581
Household Durables - 0.6%
Blu Investments LLC (a)(c)(d)	98,215,581	30
D.R. Horton, Inc.	713,091	77,335
Garmin Ltd.	70,049	9,539
Lennar Corp. Class A	356,290	41,387
Mohawk Industries, Inc. (a)	95,304	17,362
Sony Group Corp.	54,400	6,870
Taylor Morrison Home Corp. (a)	15,400	538
Tempur Sealy International, Inc.	220,300	10,361
		163,422
Internet & Direct Marketing Retail - 7.7%
Amazon.com, Inc. (a)	545,878	1,820,143
Cazoo Group Ltd.	1,087,082	6,227
Coupang, Inc. Class A (a)	1,369,906	40,248
Deliveroo PLC Class A (a)(e)	6,762,300	19,304
Delivery Hero AG (a)(e)	16,300	1,804
Doordash, Inc.	156,175	23,254
eBay, Inc.	740,300	49,230
Etsy, Inc. (a)	87,800	19,223
FSN E-Commerce Ventures Private Ltd.	1,779	50
Global-e Online Ltd. (a)	217,500	13,787
Porch Group, Inc. Class A (a)	548,100	8,545
Wayfair LLC Class A (a)	131,978	25,072
Zomato Ltd. (a)(c)	6,787,100	10,642
		2,037,529
Leisure Products - 0.0%
Thule Group AB (e)	82,400	4,976
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	157,600	22,146
Ollie's Bargain Outlet Holdings, Inc. (a)	319,335	16,347
		38,493
Specialty Retail - 2.5%
Academy Sports & Outdoors, Inc. (a)	635,306	27,890
American Eagle Outfitters, Inc.	443,300	11,224
Auto1 Group SE (e)	51,600	1,140
AutoZone, Inc. (a)	15,600	32,704
Dick's Sporting Goods, Inc.	391,173	44,981
Fanatics, Inc. Class A (c)(d)	372,921	25,299
Floor & Decor Holdings, Inc. Class A (a)	293,100	38,106
JD Sports Fashion PLC	1,575,000	4,644
Lowe's Companies, Inc.	285,200	73,718
National Vision Holdings, Inc. (a)	194,924	9,354
O'Reilly Automotive, Inc. (a)	57,993	40,956
The Home Depot, Inc.	708,863	294,185
TJX Companies, Inc.	382,400	29,032
Warby Parker, Inc. (a)	37,500	1,746
Williams-Sonoma, Inc.	188,707	31,916
		666,895
Textiles, Apparel & Luxury Goods - 1.2%
Allbirds, Inc. Class B	660,689	8,967
Brunello Cucinelli SpA (a)	1,072,800	73,737
Capri Holdings Ltd. (a)	345,100	22,400
China Hongxing Sports Ltd. (a)(d)	5,977,800	252
Deckers Outdoor Corp. (a)	65,792	24,100
Dr. Martens Ltd.	2,474,900	14,395
lululemon athletica, Inc. (a)	32,271	12,632
LVMH Moet Hennessy Louis Vuitton SE	20,439	16,891
NIKE, Inc. Class B	642,217	107,038
On Holding AG	157,300	5,948
PVH Corp.	122,690	13,085
Tapestry, Inc.	425,729	17,285
Under Armour, Inc. Class A (sub. vtg.) (a)	84,100	1,782
		318,512

TOTAL CONSUMER DISCRETIONARY		3,587,746

CONSUMER STAPLES - 2.0%
Beverages - 0.2%
Anheuser-Busch InBev SA NV	107,200	6,463
Constellation Brands, Inc. Class A (sub. vtg.)	9,400	2,359
Diageo PLC	203,423	11,122
PepsiCo, Inc.	131,700	22,878
The Coca-Cola Co.	286,900	16,987
		59,809
Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	478,147	271,444
Food Products - 0.0%
The Vita Coco Co., Inc. (b)	83,900	937
Household Products - 0.0%
Procter & Gamble Co.	33,600	5,496
Personal Products - 0.8%
Estee Lauder Companies, Inc. Class A	485,170	179,610
L'Oreal SA (a)	29,812	14,215
Olaplex Holdings, Inc.	171,378	4,992
		198,817

TOTAL CONSUMER STAPLES		536,503

ENERGY - 1.0%
Energy Equipment & Services - 0.0%
Noble Corp. (e)	4,432	110
Oil, Gas & Consumable Fuels - 1.0%
Canadian Natural Resources Ltd.	1,100,800	46,514
Cheniere Energy, Inc.	405,300	41,106
ConocoPhillips Co.	84,500	6,099
Diamondback Energy, Inc.	54,800	5,910
EOG Resources, Inc.	69,900	6,209
Exxon Mobil Corp.	432,400	26,459
GoviEx Uranium, Inc. (a)	848,865	238
GoviEx Uranium, Inc. (a)(e)	23,200	7
GoviEx Uranium, Inc. Class A (a)(e)	2,625,135	737
Hess Corp.	605,582	44,831
Pioneer Natural Resources Co.	33,300	6,057
Reliance Industries Ltd.	497,373	15,813
Reliance Industries Ltd. sponsored GDR (e)	651,000	41,648
Suncor Energy, Inc.	1,246,800	31,196
		272,824

TOTAL ENERGY		272,934

FINANCIALS - 12.0%
Banks - 3.2%
Bank of America Corp.	5,872,478	261,267
Citigroup, Inc.	157,900	9,536
Comerica, Inc.	412,500	35,888
HDFC Bank Ltd. sponsored ADR	310,471	20,202
JPMorgan Chase & Co.	1,300,600	205,950
Kotak Mahindra Bank Ltd. (a)	659,672	15,907
Nu Holdings Ltd. (b)	504,500	4,732
Royal Bank of Canada	768,000	81,508
Starling Bank Ltd. Series D (a)(c)(d)	3,417,864	5,988
SVB Financial Group (a)	21,900	14,853
The Toronto-Dominion Bank	930,700	71,354
Wells Fargo & Co.	2,659,015	127,580
		854,765
Capital Markets - 2.4%
BlackRock, Inc. Class A	100,200	91,739
Brookfield Asset Management, Inc. (Canada) Class A	244,800	14,783
Charles Schwab Corp.	410,900	34,557
CME Group, Inc.	18,800	4,295
Coinbase Global, Inc. (a)	60,700	15,319
Goldman Sachs Group, Inc.	347,969	133,116
Intercontinental Exchange, Inc.	80,600	11,024
Moody's Corp.	41,300	16,131
Morgan Stanley	2,275,794	223,392
MSCI, Inc.	109,476	67,075
NASDAQ, Inc.	65,190	13,691
S&P Global, Inc.	37,900	17,886
		643,008
Consumer Finance - 0.5%
American Express Co.	258,000	42,209
Capital One Financial Corp.	586,600	85,110
		127,319
Diversified Financial Services - 4.3%
Berkshire Hathaway, Inc. Class A (a)	2,495	1,124,402
P3 Health Partners, Inc. (c)	395,420	2,645
		1,127,047
Insurance - 1.6%
Admiral Group PLC	1,389,266	59,467
American International Group, Inc.	1,062,700	60,425
Aon PLC	6,700	2,014
Arthur J. Gallagher & Co.	121,400	20,598
Brookfield Asset Management Reinsurance Partners Ltd.	1,175	74
Chubb Ltd.	594,207	114,866
Fairfax Financial Holdings Ltd. (sub. vtg.)	43,767	21,529
Hartford Financial Services Group, Inc.	249,700	17,239
Hiscox Ltd.	1,687,943	19,823
Intact Financial Corp.	111,500	14,493
Marsh & McLennan Companies, Inc.	52,000	9,039
Oscar Health, Inc. (a)	36,112	283
Progressive Corp.	410,500	42,138
The Travelers Companies, Inc.	240,200	37,574
		419,562

TOTAL FINANCIALS		3,171,701

HEALTH CARE - 11.6%
Biotechnology - 1.7%
AbbVie, Inc.	322,461	43,661
Alnylam Pharmaceuticals, Inc. (a)	81,156	13,762
Argenx SE ADR (a)	31,432	11,007
Ascendis Pharma A/S sponsored ADR (a)	29,200	3,928
Avid Bioservices, Inc. (a)	263,700	7,695
Erasca, Inc.	145,300	2,264
Genmab A/S (a)	32,300	12,893
Horizon Therapeutics PLC (a)	849,597	91,553
Idorsia Ltd. (a)	462,207	9,419
Instil Bio, Inc. (a)	251,400	4,301
Intarcia Therapeutics, Inc. warrants 12/31/24 (a)(d)	26,062	0
Intellia Therapeutics, Inc. (a)	153,600	18,162
Light Sciences Oncology, Inc. (a)(d)	2,708,254	0
Regeneron Pharmaceuticals, Inc. (a)	295,616	186,687
Relay Therapeutics, Inc. (a)	167,800	5,153
Vertex Pharmaceuticals, Inc. (a)	114,400	25,122
Zai Lab Ltd. (a)	89,250	5,691
		441,298
Health Care Equipment & Supplies - 1.7%
Abbott Laboratories	318,249	44,790
Alcon, Inc.	25,700	2,239
Align Technology, Inc. (a)	44,400	29,179
Boston Scientific Corp. (a)	836,108	35,518
DexCom, Inc. (a)	56,338	30,251
Edwards Lifesciences Corp. (a)	366,697	47,506
Envista Holdings Corp. (a)	256,655	11,565
Hologic, Inc. (a)	538,800	41,251
I-Pulse, Inc. (a)(c)(d)	58,562	632
Intuitive Surgical, Inc. (a)	445,760	160,162
Sonova Holding AG	54,543	21,315
Tandem Diabetes Care, Inc. (a)	95,600	14,390
		438,798
Health Care Providers & Services - 3.3%
AmerisourceBergen Corp.	107,100	14,233
Anthem, Inc.	19,800	9,178
Cano Health, Inc. (a)	1,378,638	12,284
Centene Corp. (a)	278,300	22,932
Cigna Corp.	189,300	43,469
CVS Health Corp.	41,600	4,291
dentalcorp Holdings Ltd. (a)	500,732	6,440
Guardant Health, Inc. (a)	107,200	10,722
HCA Holdings, Inc.	208,738	53,629
Humana, Inc.	18,900	8,767
McKesson Corp.	19,200	4,773
Molina Healthcare, Inc. (a)	7,600	2,417
Option Care Health, Inc. (a)	485,900	13,819
The Joint Corp. (a)	109,300	7,180
UnitedHealth Group, Inc.	1,313,919	659,771
		873,905
Health Care Technology - 0.0%
Castlight Health, Inc. (a)	1,303,800	2,008
Doximity, Inc.	64,300	3,223
Inspire Medical Systems, Inc. (a)	8,026	1,846
Medlive Technology Co. Ltd.	940,500	3,117
		10,194
Life Sciences Tools & Services - 2.5%
23andMe Holding Co. Class B (e)	1,750,133	11,656
Avantor, Inc. (a)	533,600	22,486
Bio-Rad Laboratories, Inc. Class A (a)	70,123	52,983
Charles River Laboratories International, Inc. (a)	19,500	7,347
Danaher Corp.	774,422	254,793
Eurofins Scientific SA	186,850	23,149
ICON PLC (a)	7,000	2,168
IQVIA Holdings, Inc. (a)	135,297	38,173
Maravai LifeSciences Holdings, Inc. (a)	250,319	10,488
Mettler-Toledo International, Inc. (a)	43,870	74,457
Olink Holding AB ADR (a)	172,800	3,145
Sartorius Stedim Biotech	37,300	20,485
Seer, Inc.	59,354	1,354
Thermo Fisher Scientific, Inc.	154,011	102,762
Veterinary Emergency Group LLC Class A (c)(d)(f)	131,400	4,224
Waters Corp. (a)	75,700	28,206
West Pharmaceutical Services, Inc.	22,969	10,773
WuXi AppTec Co. Ltd. (H Shares) (e)	313,780	5,433
		674,082
Pharmaceuticals - 2.4%
AstraZeneca PLC (United Kingdom)	133,600	15,600
Asymchem Laboratories Tianjin Co. Ltd. (H Shares) (e)	154,900	6,357
Eli Lilly & Co.	1,374,500	379,664
Intra-Cellular Therapies, Inc. (a)	43,500	2,277
Merck & Co., Inc.	151,800	11,634
Nuvation Bio, Inc. (a)	245,655	2,088
Pfizer, Inc.	210,500	12,430
Roche Holding AG (participation certificate)	153,843	63,823
Royalty Pharma PLC	743,162	29,615
Sanofi SA	262,300	26,320
UCB SA	102,900	11,744
Zoetis, Inc. Class A	300,459	73,321
		634,873

TOTAL HEALTH CARE		3,073,150

INDUSTRIALS - 4.9%
Aerospace & Defense - 1.0%
Northrop Grumman Corp.	163,830	63,414
Space Exploration Technologies Corp.:
Class A (a)(c)(d)	257,345	144,113
Class C (a)(c)(d)	4,546	2,546
The Boeing Co. (a)	202,200	40,707
TransDigm Group, Inc. (a)	33,500	21,315
		272,095
Air Freight & Logistics - 0.7%
Expeditors International of Washington, Inc.	71,803	9,642
GXO Logistics, Inc. (a)	211,270	19,190
United Parcel Service, Inc. Class B	761,000	163,113
Zipline International, Inc. (c)(d)	74,930	2,697
		194,642
Airlines - 0.2%
Joby Aviation, Inc. (c)	207,438	1,514
Ryanair Holdings PLC sponsored ADR (a)	335,425	34,324
Wizz Air Holdings PLC (a)(e)	233,900	13,273
		49,111
Building Products - 0.9%
Carrier Global Corp.	350,600	19,017
Fortune Brands Home & Security, Inc.	1,046,650	111,887
Toto Ltd.	1,380,000	63,463
Trane Technologies PLC	195,929	39,584
		233,951
Commercial Services & Supplies - 0.4%
Aurora Innovation, Inc. (a)	249,127	2,805
Cintas Corp.	135,112	59,878
Clean TeQ Water Pty Ltd. (a)	4,214	2
GFL Environmental, Inc.	269,300	10,193
TulCo LLC (a)(c)(d)(f)	17,377	21,729
		94,607
Electrical Equipment - 0.1%
Acuity Brands, Inc.	107,800	22,823
Industrial Conglomerates - 0.6%
General Electric Co.	1,444,774	136,488
Roper Technologies, Inc.	54,800	26,954
		163,442
Machinery - 0.3%
AutoStore Holdings Ltd.	1,178,500	4,636
Deere & Co.	63,300	21,705
Fortive Corp.	56,500	4,310
Ingersoll Rand, Inc.	413,194	25,564
Nordson Corp.	8,900	2,272
Otis Worldwide Corp.	262,000	22,812
Woodward, Inc.	87,700	9,600
		90,899
Professional Services - 0.2%
CACI International, Inc. Class A (a)	40,000	10,768
Equifax, Inc.	81,700	23,921
Thomson Reuters Corp.	114,500	13,693
		48,382
Road & Rail - 0.5%
Canadian Pacific Railway Ltd.	717,700	51,620
J.B. Hunt Transport Services, Inc.	109,871	22,458
Old Dominion Freight Lines, Inc.	18,200	6,523
TuSimple Holdings, Inc. (a)	133,100	4,772
Uber Technologies, Inc. (a)	462,900	19,409
XPO Logistics, Inc. (a)	211,270	16,359
		121,141
Trading Companies & Distributors - 0.0%
Ferguson PLC	66,900	11,883

TOTAL INDUSTRIALS		1,302,976

INFORMATION TECHNOLOGY - 31.0%
Communications Equipment - 0.1%
Arista Networks, Inc. (a)	131,600	18,918
Electronic Equipment & Components - 1.0%
Amphenol Corp. Class A	2,068,952	180,951
CDW Corp.	111,800	22,894
Jabil, Inc.	10,894	766
Keysight Technologies, Inc. (a)	90,810	18,753
Samsung SDI Co. Ltd.	15,611	8,601
Zebra Technologies Corp. Class A (a)	48,831	29,064
		261,029
IT Services - 4.0%
Accenture PLC Class A	492,408	204,128
Adyen BV (a)(e)	39,894	104,722
Affirm Holdings, Inc.	94,200	9,473
ASAC II LP (a)(c)(d)	9,408,021	1,581
Cloudflare, Inc. (a)	791,374	104,066
Cognizant Technology Solutions Corp. Class A	69,600	6,175
Digitalocean Holdings, Inc. (a)	22,400	1,799
Dlocal Ltd.	312,400	11,150
Endava PLC ADR (a)	2,300	386
EPAM Systems, Inc. (a)	3,600	2,406
Gartner, Inc. (a)	98,400	32,897
MasterCard, Inc. Class A	253,900	91,231
MongoDB, Inc. Class A (a)	194,156	102,776
Okta, Inc. (a)	143,803	32,236
Paymentus Holdings, Inc. (a)(b)	195,100	6,825
PayPal Holdings, Inc. (a)	377,337	71,158
Shopify, Inc. Class A (a)	127,542	175,611
Snowflake Computing, Inc. (a)	87,827	29,751
Twilio, Inc. Class A (a)	38,000	10,007
Visa, Inc. Class A	255,536	55,377
Wix.com Ltd. (a)	84,600	13,349
		1,067,104
Semiconductors & Semiconductor Equipment - 10.0%
Advanced Micro Devices, Inc. (a)	1,635,933	235,411
AEHR Test Systems (a)	376,500	9,104
Analog Devices, Inc.	405,705	71,311
Applied Materials, Inc.	530,400	83,464
ASML Holding NV	14,799	11,782
ASML Holding NV (Netherlands)	20,100	16,101
Broadcom, Inc.	16,800	11,179
Enphase Energy, Inc. (a)	30,200	5,525
KLA Corp.	16,100	6,925
Lam Research Corp.	240,860	173,214
Lattice Semiconductor Corp. (a)	215,774	16,628
Marvell Technology, Inc.	1,388,700	121,497
Micron Technology, Inc.	359,500	33,487
Monolithic Power Systems, Inc.	9,400	4,637
NVIDIA Corp.	4,505,928	1,325,238
NXP Semiconductors NV	124,413	28,339
ON Semiconductor Corp. (a)	487,200	33,091
Qualcomm, Inc.	1,497,690	273,883
Semtech Corp. (a)	108,801	9,676
Silergy Corp.	16,000	2,901
SiTime Corp. (a)	11,400	3,335
Synaptics, Inc. (a)	382,672	110,787
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	284,500	34,228
Teradyne, Inc.	29,100	4,759
Texas Instruments, Inc.	104,800	19,752
		2,646,254
Software - 13.6%
Adobe, Inc. (a)	968,556	549,229
Anaplan, Inc. (a)	305,200	13,993
Atlassian Corp. PLC (a)	563,554	214,878
Autodesk, Inc. (a)	135,400	38,073
Bill.Com Holdings, Inc. (a)	23,100	5,755
Cadence Design Systems, Inc. (a)	210,464	39,220
Ceridian HCM Holding, Inc. (a)	18,000	1,880
Confluent, Inc.	27,900	2,127
Crowdstrike Holdings, Inc. (a)	22,000	4,505
Datadog, Inc. Class A (a)	236,397	42,105
Dropbox, Inc. Class A (a)	243,153	5,967
Dynatrace, Inc. (a)	973,632	58,759
Elastic NV (a)	55,194	6,794
Epic Games, Inc. (a)(c)(d)	23,900	21,721
Five9, Inc. (a)	78,200	10,738
Fortinet, Inc. (a)	24,300	8,733
HashiCorp, Inc. (b)	7,000	637
HubSpot, Inc. (a)	33,700	22,213
Informatica, Inc. (b)	71,300	2,637
Intuit, Inc.	271,224	174,457
KnowBe4, Inc. (a)	313,200	7,185
Magic Leap, Inc.:
Class A (d)	30,864	593
warrants (a)(d)	46,794	898
Microsoft Corp.	4,657,515	1,566,415
Monday.com Ltd. (b)	19,701	6,082
Palo Alto Networks, Inc. (a)	13,700	7,628
Paycom Software, Inc. (a)	6,300	2,616
Qualtrics International, Inc.	253,200	8,963
Rapid7, Inc. (a)	252,200	29,681
Salesforce.com, Inc. (a)	2,090,884	531,356
Samsara, Inc.	93,400	2,625
SentinelOne, Inc. (b)	57,400	2,898
ServiceNow, Inc. (a)	155,601	101,002
Stripe, Inc. Class B (a)(c)(d)	83,200	3,479
Tanium, Inc. Class B (a)(c)(d)	1,259,978	15,989
Tenable Holdings, Inc. (a)	440,200	24,242
Unity Software, Inc. (a)	24,200	3,460
Volue A/S (a)	191,996	1,272
Workday, Inc. Class A (a)	135,400	36,989
Xero Ltd. (a)	37,118	3,820
Zscaler, Inc. (a)	41,724	13,407
		3,595,021
Technology Hardware, Storage & Peripherals - 2.3%
Apple, Inc.	2,944,100	522,784
Dell Technologies, Inc. (a)	381,355	21,421
Samsung Electronics Co. Ltd.	740,260	48,755
		592,960

TOTAL INFORMATION TECHNOLOGY		8,181,286

MATERIALS - 2.5%
Chemicals - 0.8%
FMC Corp.	15,538	1,707
LG Chemical Ltd.	3,380	1,748
Sherwin-Williams Co.	528,156	185,995
Tronox Holdings PLC	529,000	12,712
Westlake Chemical Corp.	54,325	5,277
		207,439
Metals & Mining - 1.7%
B2Gold Corp. (a)	13,035,880	51,321
Barrick Gold Corp. (Canada)	639,379	12,156
Cleveland-Cliffs, Inc. (a)	620,400	13,506
Franco-Nevada Corp.	1,055,036	145,909
Freeport-McMoRan, Inc.	2,066,000	86,214
Gatos Silver, Inc. (a)	326,800	3,392
Ivanhoe Electric, Inc. (c)(d)	16,491	14
Ivanhoe Mines Ltd. (a)	8,031,618	65,525
Novagold Resources, Inc. (a)	2,558,676	17,537
Nucor Corp.	376,515	42,979
Steel Dynamics, Inc.	303,700	18,851
Stelco Holdings, Inc.	59,000	1,923
Sunrise Energy Metals Ltd. (a)	8,429	11
		459,338

TOTAL MATERIALS		666,777

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Equity Commonwealth (a)	269,812	6,988
Gaming & Leisure Properties	4,888	238
Prologis (REIT), Inc.	195,006	32,831
		40,057
UTILITIES - 0.0%
Electric Utilities - 0.0%
NextEra Energy, Inc.	97,500	9,103
TOTAL COMMON STOCKS
(Cost $9,603,914)		25,944,651

Preferred Stocks - 1.0%
Convertible Preferred Stocks - 1.0%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A (c)(d)	61,855	593
Series C (c)(d)	243,394	2,333
Series D (c)(d)	411,659	3,945
		6,871
Internet & Direct Marketing Retail - 0.1%
GoBrands, Inc.:
Series G (c)(d)	8,102	3,148
Series H (c)(d)	10,223	3,972
Reddit, Inc.:
Series E (c)(d)	30,200	1,866
Series F (c)(d)	127,549	7,882
		16,868
Textiles, Apparel & Luxury Goods - 0.2%
Bolt Threads, Inc.:
Series D (a)(c)(d)	1,324,673	25,097
Series E (c)(d)	627,820	11,895
Discord, Inc. Series I (c)(d)	2,800	1,542
		38,534
TOTAL CONSUMER DISCRETIONARY		62,273
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Bowery Farming, Inc. Series C1 (c)(d)	82,543	4,973
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (c)(d)	594,600	2,189
Intarcia Therapeutics, Inc. Series CC (a)(c)(d)	516,522	0
		2,189
Health Care Providers & Services - 0.0%
Lyra Health, Inc.:
Series E (c)(d)	270,000	4,922
Series F (c)(d)	10,070	184
		5,106
TOTAL HEALTH CARE		7,295
INDUSTRIALS - 0.6%
Aerospace & Defense - 0.6%
Relativity Space, Inc. Series E (c)(d)	308,359	7,041
Space Exploration Technologies Corp.:
Series G (a)(c)(d)	145,254	81,342
Series H (a)(c)(d)	42,094	23,573
Series N (a)(c)(d)	66,208	37,076
		149,032
Air Freight & Logistics - 0.0%
Zipline International, Inc. Series E (c)(d)	208,789	7,516
Transportation Infrastructure - 0.0%
Delhivery Private Ltd. Series H (c)(d)	10,572	5,061
TOTAL INDUSTRIALS		161,609
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
ByteDance Ltd. Series E1 (a)(c)(d)	130,945	16,237
Semiconductors & Semiconductor Equipment - 0.0%
Tenstorrent, Inc. Series C1 (c)(d)	36,600	2,746
Software - 0.0%
Nuro, Inc.:
Series C (a)(c)(d)	491,080	10,237
Series D (c)(d)	94,265	1,965
Stripe, Inc. Series H (c)(d)	34,900	1,460
		13,662
TOTAL INFORMATION TECHNOLOGY		32,645

TOTAL CONVERTIBLE PREFERRED STOCKS		268,795

Nonconvertible Preferred Stocks - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Petroleo Brasileiro SA - Petrobras sponsored ADR	200,100	2,197
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Magic Leap, Inc. Series AA (d)	325,854	6,256

TOTAL NONCONVERTIBLE PREFERRED STOCKS		8,453

TOTAL PREFERRED STOCKS
(Cost $158,000)		277,248
	Principal Amount (000s)	Value (000s)

Preferred Securities - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. 0% (c)(g)	9,990	11,749
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. 6% 7/18/22 (c)(d)	2,280	3,174
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Tenstorrent, Inc. 0% (c)(d)(g)	2,040	2,040
TOTAL PREFERRED SECURITIES
(Cost $14,310)		16,963
	Shares	Value (000s)

Other - 0.1%
ENERGY - 0.1%
Oil, Gas and Consumable Fuels – 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (c)(d)(f)
(Cost $50,430)	50,430,153	13,157

Money Market Funds - 0.9%
Fidelity Cash Central Fund 0.08% (h)	218,189,623	218,233
Fidelity Securities Lending Cash Central Fund 0.08% (h)(i)	23,790,171	23,793
TOTAL MONEY MARKET FUNDS
(Cost $242,026)		242,026
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $10,068,680)		26,494,045
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(58,654)
NET ASSETS - 100%		$26,435,391

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $568,305,000 or 2.1% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $211,167,000 or 0.8% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
ASAC II LP	10/10/13	$725
Blu Investments LLC	5/21/20	$170
Bolt Threads, Inc. Series D	12/13/17	$21,247
Bolt Threads, Inc. Series E	2/7/20	$9,657
Bowery Farming, Inc. Series C1	5/18/21	$4,973
ByteDance Ltd. Series E1	11/18/20	$14,348
Circle Internet Financial Ltd. 0%	5/11/21	$9,990
Delhivery Private Ltd. Series H	5/20/21	$5,160
Discord, Inc. Series I	9/15/21	$1,542
ElevateBio LLC Series C	3/9/21	$2,494
Epic Games, Inc.	7/13/20 - 7/30/20	$13,743
Fanatics, Inc. Class A	8/13/20 - 12/15/21	$12,264
GoBrands, Inc. Series G	3/2/21	$2,023
GoBrands, Inc. Series H	7/22/21	$3,972
I-Pulse, Inc.	3/18/10	$81
Intarcia Therapeutics, Inc. Series CC	11/14/12	$7,040
Intarcia Therapeutics, Inc. 6% 7/18/22	1/3/20	$2,280
Ivanhoe Electric, Inc.	6/29/21	$14
Joby Aviation, Inc.	2/23/21	$2,074
Lyra Health, Inc. Series E	1/14/21	$2,472
Lyra Health, Inc. Series F	6/4/21	$158
Nuro, Inc. Series C	10/30/20	$6,411
Nuro, Inc. Series D	10/29/21	$1,965
P3 Health Partners, Inc.	5/25/21	$3,954
Rad Power Bikes, Inc.	1/21/21	$2,289
Rad Power Bikes, Inc. Series A	1/21/21	$298
Rad Power Bikes, Inc. Series C	1/21/21	$1,174
Rad Power Bikes, Inc. Series D	9/17/21	$3,945
Reddit, Inc. Series E	5/18/21	$1,283
Reddit, Inc. Series F	8/11/21	$7,882
Relativity Space, Inc. Series E	5/27/21	$7,041
Space Exploration Technologies Corp. Class A	10/16/15 - 2/16/21	$29,628
Space Exploration Technologies Corp. Class C	9/11/17	$614
Space Exploration Technologies Corp. Series G	1/20/15	$11,251
Space Exploration Technologies Corp. Series H	8/4/17	$5,683
Space Exploration Technologies Corp. Series N	8/4/20	$17,876
Starling Bank Ltd. Series D	6/18/21	$6,111
Stripe, Inc. Class B	5/18/21	$3,339
Stripe, Inc. Series H	3/15/21	$1,400
Tanium, Inc. Class B	4/21/17 - 9/18/20	$9,907
Tenstorrent, Inc. Series C1	4/23/21	$2,176
Tenstorrent, Inc. 0%	4/23/21	$2,040
TulCo LLC	8/24/17	$5,885
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 – 9/1/17	$50,430
Veterinary Emergency Group LLC Class A	9/16/21 - 11/30/21	$4,224
Zipline International, Inc.	10/12/21	$2,697
Zipline International, Inc. Series E	12/21/20	$6,813
Zomato Ltd.	12/9/20 - 2/5/21	$4,146

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$148,781	$6,661,455	$6,592,006	$196	$3	$--	$218,233	0.4%
Fidelity Securities Lending Cash Central Fund 0.08%	69,829	896,358	942,394	547	--	--	23,793	0.1%
Total	$218,610	$7,557,813	$7,534,400	$743	$3	$--	$242,026

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$5,102,418	$5,078,910	$23,508	$--
Consumer Discretionary	3,650,019	3,281,635	275,983	92,401
Consumer Staples	541,476	504,703	31,800	4,973
Energy	275,131	233,483	41,648	--
Financials	3,171,701	3,083,778	81,935	5,988
Health Care	3,080,445	2,854,738	213,556	12,151
Industrials	1,464,585	1,102,099	29,792	332,694
Information Technology	8,220,187	8,014,930	122,095	83,162
Materials	666,777	666,763	--	14
Real Estate	40,057	40,057	--	--
Utilities	9,103	9,103	--	--
Preferred Securities	16,963	--	11,749	5,214
Other	13,157	--	--	13,157
Money Market Funds	242,026	242,026	--	--
Total Investments in Securities:	$26,494,045	$25,112,225	$832,066	$549,754
Net unrealized depreciation on unfunded commitments	$(127)	$--	$(127)	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Industrials
Beginning Balance	$ 153,053
Net Realized Gain (Loss) on Investment Securities	5,849
Net Unrealized Gain (Loss) on Investment Securities	160,605
Cost of Purchases	18,931
Proceeds of Sales	(5,744)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$ 332,694
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2021	$ 160,605
Other Investments in Securities
Beginning Balance	$ 205,050
Net Realized Gain (Loss) on Investment Securities	(348)
Net Unrealized Gain (Loss) on Investment Securities	41,752
Cost of Purchases	63,660
Proceeds of Sales	(36,862)
Amortization/Accretion	--
Transfers into Level 3	6,256
Transfers out of Level 3	(62,448)
Ending Balance	$ 217,060
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2021	$ 39,101

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund’s Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.2%
Canada	3.4%
Ireland	1.5%
United Kingdom	1.4%
Others (Individually Less Than 1%)	4.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $22,971) — See accompanying schedule: Unaffiliated issuers (cost $9,826,654)	$26,252,019
Fidelity Central Funds (cost $242,026)	242,026
Total Investment in Securities (cost $10,068,680)		$26,494,045
Cash		145
Restricted cash		587
Foreign currency held at value (cost $99)		99
Receivable for investments sold		917
Receivable for fund shares sold		6,002
Dividends receivable		5,148
Distributions receivable from Fidelity Central Funds		46
Prepaid expenses		25
Other receivables		1,615
Total assets		26,508,629
Liabilities
Payable for investments purchased	$1,610
Unrealized depreciation on unfunded commitments	127
Payable for fund shares redeemed	20,402
Accrued management fee	11,547
Deferred taxes	5,005
Distribution and service plan fees payable	3,667
Other affiliated payables	3,440
Other payables and accrued expenses	3,677
Collateral on securities loaned	23,763
Total liabilities		73,238
Net Assets		$26,435,391
Net Assets consist of:
Paid in capital		$9,794,912
Total accumulated earnings (loss)		16,640,479
Net Assets		$26,435,391
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($8,124,425 ÷ 201,992 shares)(a)		$40.22
Maximum offering price per share (100/94.25 of $40.22)		$42.67
Class M:
Net Asset Value and redemption price per share ($2,027,325 ÷ 53,443 shares)(a)		$37.93
Maximum offering price per share (100/96.50 of $37.93)		$39.31
Class C:
Net Asset Value and offering price per share ($1,376,480 ÷ 43,164 shares)(a)		$31.89
Class I:
Net Asset Value, offering price and redemption price per share ($12,335,063 ÷ 295,574 shares)		$41.73
Class Z:
Net Asset Value, offering price and redemption price per share ($2,572,098 ÷ 61,405 shares)		$41.89

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2021
Investment Income
Dividends		$135,752
Income from Fidelity Central Funds (including $547 from security lending)		743
Total income		136,495
Expenses
Management fee
Basic fee	$135,587
Performance adjustment	(3,666)
Transfer agent fees	38,758
Distribution and service plan fees	44,746
Accounting fees	1,914
Custodian fees and expenses	379
Independent trustees' fees and expenses	90
Registration fees	292
Audit	123
Legal	36
Miscellaneous	119
Total expenses before reductions	218,378
Expense reductions	(409)
Total expenses after reductions		217,969
Net investment income (loss)		(81,474)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,678)	3,366,869
Fidelity Central Funds	3
Foreign currency transactions	(214)
Total net realized gain (loss)		3,366,658
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $3,766)	2,338,182
Unfunded commitments	(127)
Assets and liabilities in foreign currencies	(139)
Total change in net unrealized appreciation (depreciation)		2,337,916
Net gain (loss)		5,704,574
Net increase (decrease) in net assets resulting from operations		$5,623,100

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(81,474)	$(51,901)
Net realized gain (loss)	3,366,658	2,716,105
Change in net unrealized appreciation (depreciation)	2,337,916	2,331,164
Net increase (decrease) in net assets resulting from operations	5,623,100	4,995,368
Distributions to shareholders	(3,135,641)	(1,956,073)
Share transactions - net increase (decrease)	(953,584)	(4,542,735)
Total increase (decrease) in net assets	1,533,875	(1,503,440)
Net Assets
Beginning of period	24,901,516	26,404,956
End of period	$26,435,391	$24,901,516

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor New Insights Fund Class A

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$36.57	$32.08	$26.50	$31.38	$26.44
Income from Investment Operations
Net investment income (loss)A	(.16)	(.10)	.06	.03	.04
Net realized and unrealized gain (loss)	8.90	7.57	7.60	(1.26)	7.29
Total from investment operations	8.74	7.47	7.66	(1.23)	7.33
Distributions from net investment income	–	–B	(.04)	–	–B
Distributions from net realized gain	(5.09)	(2.97)	(2.04)	(3.65)	(2.39)
Total distributions	(5.09)	(2.98)C	(2.08)	(3.65)	(2.39)
Net asset value, end of period	$40.22	$36.57	$32.08	$26.50	$31.38
Total ReturnD,E	24.30%	23.64%	29.15%	(4.42)%	27.98%
Ratios to Average Net AssetsF,G
Expenses before reductions	.93%	1.10%	1.08%	1.04%	.94%
Expenses net of fee waivers, if any	.93%	1.10%	1.08%	1.04%	.94%
Expenses net of all reductions	.93%	1.10%	1.07%	1.04%	.93%
Net investment income (loss)	(.40)%	(.30)%	.20%	.08%	.12%
Supplemental Data
Net assets, end of period (in millions)	$8,124	$6,753	$6,156	$4,747	$5,612
Portfolio turnover rateH	29%	53%	27%I	36%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor New Insights Fund Class M

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$34.81	$30.73	$25.49	$30.39	$25.73
Income from Investment Operations
Net investment income (loss)A	(.25)	(.17)	(.01)	(.05)	(.04)
Net realized and unrealized gain (loss)	8.46	7.22	7.29	(1.20)	7.09
Total from investment operations	8.21	7.05	7.28	(1.25)	7.05
Distributions from net investment income	–	–	–	–	–B
Distributions from net realized gain	(5.09)	(2.97)	(2.04)	(3.65)	(2.39)
Total distributions	(5.09)	(2.97)	(2.04)	(3.65)	(2.39)
Net asset value, end of period	$37.93	$34.81	$30.73	$25.49	$30.39
Total ReturnC,D	24.00%	23.33%	28.79%	(4.64)%	27.66%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.18%	1.35%	1.32%	1.29%	1.18%
Expenses net of fee waivers, if any	1.18%	1.35%	1.32%	1.29%	1.18%
Expenses net of all reductions	1.18%	1.35%	1.32%	1.29%	1.18%
Net investment income (loss)	(.65)%	(.54)%	(.05)%	(.17)%	(.13)%
Supplemental Data
Net assets, end of period (in millions)	$2,027	$1,856	$1,844	$1,638	$1,926
Portfolio turnover rateG	29%	53%	27%H	36%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor New Insights Fund Class C

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$30.09	$27.03	$22.73	$27.63	$23.69
Income from Investment Operations
Net investment income (loss)A	(.38)	(.29)	(.15)	(.19)	(.17)
Net realized and unrealized gain (loss)	7.27	6.32	6.49	(1.06)	6.50
Total from investment operations	6.89	6.03	6.34	(1.25)	6.33
Distributions from net investment income	–	–	–	–	–B
Distributions from net realized gain	(5.09)	(2.97)	(2.04)	(3.65)	(2.39)
Total distributions	(5.09)	(2.97)	(2.04)	(3.65)	(2.39)
Net asset value, end of period	$31.89	$30.09	$27.03	$22.73	$27.63
Total ReturnC,D	23.36%	22.74%	28.15%	(5.11)%	26.99%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.70%	1.86%	1.83%	1.79%	1.68%
Expenses net of fee waivers, if any	1.69%	1.86%	1.83%	1.79%	1.68%
Expenses net of all reductions	1.69%	1.86%	1.83%	1.79%	1.68%
Net investment income (loss)	(1.17)%	(1.05)%	(.55)%	(.67)%	(.63)%
Supplemental Data
Net assets, end of period (in millions)	$1,376	$1,973	$2,228	$2,932	$3,718
Portfolio turnover rateG	29%	53%	27%H	36%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor New Insights Fund Class I

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$37.69	$32.90	$27.14	$32.03	$26.95
Income from Investment Operations
Net investment income (loss)A	(.06)	(.01)	.15	.11	.12
Net realized and unrealized gain (loss)	9.19	7.78	7.77	(1.27)	7.44
Total from investment operations	9.13	7.77	7.92	(1.16)	7.56
Distributions from net investment income	–	–B	(.12)	(.07)	(.09)
Distributions from net realized gain	(5.09)	(2.97)	(2.04)	(3.65)	(2.39)
Total distributions	(5.09)	(2.98)C	(2.16)	(3.73)C	(2.48)
Net asset value, end of period	$41.73	$37.69	$32.90	$27.14	$32.03
Total ReturnD	24.62%	23.96%	29.42%	(4.14)%	28.30%
Ratios to Average Net AssetsE,F
Expenses before reductions	.68%	.85%	.82%	.79%	.68%
Expenses net of fee waivers, if any	.68%	.85%	.82%	.79%	.68%
Expenses net of all reductions	.68%	.84%	.82%	.78%	.67%
Net investment income (loss)	(.15)%	(.04)%	.46%	.33%	.38%
Supplemental Data
Net assets, end of period (in millions)	$12,335	$12,219	$13,870	$12,581	$14,894
Portfolio turnover rateG	29%	53%	27%H	36%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor New Insights Fund Class Z

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$37.77	$32.93	$27.16	$32.06	$26.97
Income from Investment Operations
Net investment income (loss)A	(.01)	.03	.18	.15	.16
Net realized and unrealized gain (loss)	9.22	7.79	7.79	(1.28)	7.45
Total from investment operations	9.21	7.82	7.97	(1.13)	7.61
Distributions from net investment income	–	–B	(.17)	(.12)	(.13)
Distributions from net realized gain	(5.09)	(2.97)	(2.04)	(3.65)	(2.39)
Total distributions	(5.09)	(2.98)C	(2.20)C	(3.77)	(2.52)
Net asset value, end of period	$41.89	$37.77	$32.93	$27.16	$32.06
Total ReturnD	24.79%	24.09%	29.60%	(4.03)%	28.49%
Ratios to Average Net AssetsE,F
Expenses before reductions	.56%	.73%	.70%	.66%	.55%
Expenses net of fee waivers, if any	.56%	.73%	.70%	.66%	.55%
Expenses net of all reductions	.56%	.72%	.70%	.66%	.55%
Net investment income (loss)	(.03)%	.08%	.58%	.46%	.50%
Supplemental Data
Net assets, end of period (in millions)	$2,572	$2,101	$2,306	$1,741	$1,626
Portfolio turnover rateG	29%	53%	27%H	36%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor New Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Common Stock	$531,383	Market comparable	Discount rate	45.0%	Decrease
			Discount for Lack of Marketability	10.0%	Decrease
			Enterprise Value/EBITDA multiple (EV/EBITDA)	22.5	Increase
			Enterprise value/Sales multiple (EV/S)	2.6 - 14.5 / 8.2	Increase
		Recovery value	Recovery value	0.0% - 0.2% / 0.2%	Increase
		Market approach	Transaction price	$1.75 - $560.00 / $386.05	Increase
			Discount rate	50.0%	Decrease
			Premium rate	26.2%	Increase
			Discount for Lack of Marketability	20.0%	Decrease
			Parity price	$0.83	Increase
		Discounted cash flow	Discount for Lack of Marketability	15.0%	Decrease
			Growth rate	5.0%	Increase
			Weighted average cost of capital (WACC)	25.0%	Decrease
Other	$13,157	Discounted cash flow	Discount rate	14.7%	Decrease
Preferred Securities	$5,214	Recovery value	Recovery value	$127.20	Increase
		Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor New Insights Fund	$1,430

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred Trustees compensation, net operating losses and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$16,530,015
Gross unrealized depreciation	(226,982)
Net unrealized appreciation (depreciation)	$16,303,033
Tax Cost	$10,190,885

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$340,450
Net unrealized appreciation (depreciation) on securities and other investments	$16,303,048

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$–	$ 2,009
Long-term Capital Gains	3,135,641	1,954,064
Total	$3,135,641	$ 1,956,073

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Advisor New Insights Fund	34,692.13

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor New Insights Fund	7,451,830	11,661,578

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .51% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$18,915	$137
Class M	.25%	.25%	9,768	21
Class C	.75%	.25%	16,063	921
			$44,746	$1,079

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$803
Class M	83
Class C(a)	31
$917

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$12,083.16
Class M	3,084.16
Class C	2,716.17
Class I	19,926.16
Class Z	949.04
	$38,758

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor New Insights Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor New Insights Fund	$131

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor New Insights Fund	437,953	806,517	202,388

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Advisor New Insights Fund	3,000

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor New Insights Fund	$46

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor New Insights Fund	$57	$74	$–

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $409.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
Fidelity Advisor New Insights Fund
Distributions to shareholders
Class A	$938,651	$516,291
Class M	250,672	149,778
Class C	220,661	185,833
Class I	1,435,702	942,799
Class Z	289,955	161,372
Total	$3,135,641	$1,956,073

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
Fidelity Advisor New Insights Fund
Class A
Shares sold	27,998	22,707	$1,105,291	$749,949
Reinvestment of distributions	22,076	13,633	879,805	482,144
Shares redeemed	(32,747)	(43,597)	(1,304,741)	(1,427,098)
Net increase (decrease)	17,327	(7,257)	$680,355	$(195,005)
Class M
Shares sold	2,632	3,566	$100,144	$111,287
Reinvestment of distributions	6,501	4,331	244,606	145,822
Shares redeemed	(8,999)	(14,593)	(340,462)	(448,541)
Net increase (decrease)	134	(6,696)	$4,288	$(191,432)
Class C
Shares sold	2,799	4,653	$91,154	$124,710
Reinvestment of distributions	6,852	6,252	217,347	182,192
Shares redeemed	(32,074)	(27,730)	(1,026,544)	(762,152)
Net increase (decrease)	(22,423)	(16,825)	$(718,043)	$(455,250)
Class I
Shares sold	25,638	46,991	$1,053,539	$1,551,556
Reinvestment of distributions	31,697	23,566	1,307,410	857,516
Shares redeemed	(85,931)	(167,934)	(3,549,097)	(5,647,106)
Net increase (decrease)	(28,596)	(97,377)	$(1,188,148)	$(3,238,034)
Class Z
Shares sold	20,438	12,015	$859,645	$400,180
Reinvestment of distributions	6,053	3,733	251,120	136,140
Shares redeemed	(20,701)	(30,175)	(842,801)	(999,334)
Net increase (decrease)	5,790	(14,427)	$267,964	$(463,014)

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Advisor New Insights Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor New Insights Fund (one of the funds constituting Fidelity Contrafund, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Advisor New Insights Fund
Class A	.97%
Actual		$1,000.00	$1,082.90	$5.09
Hypothetical-C		$1,000.00	$1,020.32	$4.94
Class M	1.22%
Actual		$1,000.00	$1,081.60	$6.40
Hypothetical-C		$1,000.00	$1,019.06	$6.21
Class C	1.74%
Actual		$1,000.00	$1,078.90	$9.12
Hypothetical-C		$1,000.00	$1,016.43	$8.84
Class I	.72%
Actual		$1,000.00	$1,084.30	$3.78
Hypothetical-C		$1,000.00	$1,021.58	$3.67
Class Z	.60%
Actual		$1,000.00	$1,085.00	$3.15
Hypothetical-C		$1,000.00	$1,022.18	$3.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor New Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor New Insights Fund
Class A	02/07/2022	02/04/2022	$0.535
Class M	02/07/2022	02/04/2022	$0.535
Class C	02/07/2022	02/04/2022	$0.535
Class I	02/07/2022	02/04/2022	$0.535
Class Z	02/07/2022	02/04/2022	$0.535

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $3,038,252,402, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

ANIF-ANN-0322
1.796407.118

Fidelity® Series Opportunistic Insights Fund

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Opportunistic Insights Fund	24.81%	22.76%	18.68%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Opportunistic Insights Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$47,309	Fidelity® Series Opportunistic Insights Fund
$39,405	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 28.71% in 2021, with U.S. equities rising on improving economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. In the first quarter, the index gained 6.17%. Investors were buoyed by the rollout of vaccines, the U.S. Federal Reserve’s pledge to hold short-term interest rates near zero until the economy recovered, and the federal government’s deployment of trillions of dollars to boost the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In September, the index returned -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, and the fast-spreading delta variant of the coronavirus. The Fed also signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index sharply reversed course with a 7.01% gain in October, driven by strength in earnings. Then in November, the index stalled again, returning -0.69% amid the emergence of a new, more-highly transmissible variant, omicron, and rising inflation, which breached a 40-year high. The index advanced 4.48% in December, after studies suggested omicron resulted in fewer severe COVID-19 cases. All sectors had a double-digit return, led by energy (+55%) and real estate (+46%), whereas utilities (+18%) notably lagged.

Comments from Portfolio Manager William Danoff:  For the year ending December 31, 2021, the fund gained 24.81%, trailing the 25.66% advance of the benchmark, the Russell 3000® Index. Versus the benchmark, market selection was the primary detractor, especially in the retailing area of the consumer discretionary sector. An overweighting in the communication services sector, primarily within the media & entertainment industry, also hurt. Also hurting our result was an underweighting in energy. The fund's biggest individual relative detractor was an overweighting in Amazon.com, which gained about 2% the past year. The company was among our largest holdings. Another notable relative detractor was an outsized stake in Salesforce.com (+14%). This period we reduced our stake. Also holding back performance was an underweighting in Apple, which gained roughly 35%. Conversely, the largest contributor to performance versus the benchmark was stock selection in information technology. Stock picks and an underweighting in health care and stock selection in communication services also boosted the fund's relative result. The fund's top individual relative contributor was an overweighting in Nvidia, which gained approximately 125% the past 12 months. The company was among the fund's biggest holdings. Also boosting value was our outsized stake in Synaptics, which gained roughly 199%. Another notable relative contributor was an overweighting in Alphabet (+65%), which was one of our largest holdings. Notable changes in positioning include increased exposure to the financials sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2021

% of fund's net assets
Meta Platforms, Inc. Class A	10.0
Amazon.com, Inc.	6.2
Berkshire Hathaway, Inc. Class A	5.8
Microsoft Corp.	5.1
NVIDIA Corp.	4.3
Alphabet, Inc. Class C	3.1
Salesforce.com, Inc.	2.5
Alphabet, Inc. Class A	2.5
UnitedHealth Group, Inc.	2.0
Bank of America Corp.	1.9
43.4

Top Five Market Sectors as of December 31, 2021

% of fund's net assets
Information Technology	30.0
Communication Services	17.8
Financials	16.2
Consumer Discretionary	12.5
Health Care	10.0

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
Stocks	95.5%
Convertible Securities	0.8%
Short-Term Investments and Net Other Assets (Liabilities)	3.7%

 * Foreign investments - 9.2%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
COMMUNICATION SERVICES - 17.8%
Entertainment - 2.0%
Live Nation Entertainment, Inc. (a)	6,800	$813,892
Netflix, Inc. (a)	178,709	107,661,450
Roblox Corp. (a)	41,244	4,254,731
Spotify Technology SA (a)	3,500	819,105
The Walt Disney Co. (a)	108,472	16,801,228
Universal Music Group NV	595,500	16,829,476
Warner Music Group Corp. Class A	227,032	9,803,242
		156,983,124
Interactive Media & Services - 15.7%
Alphabet, Inc.:
Class A (a)	68,517	198,496,490
Class C (a)	86,210	249,456,394
Bumble, Inc. (b)	120,800	4,090,288
Meta Platforms, Inc. Class A (a)	2,378,754	800,093,906
Zoominfo Technologies, Inc. (a)	83,900	5,386,380
		1,257,523,458
Media - 0.1%
Liberty Media Corp. Liberty Formula One Group Series C (a)	139,400	8,815,656

TOTAL COMMUNICATION SERVICES		1,423,322,238

CONSUMER DISCRETIONARY - 12.4%
Automobiles - 1.0%
BYD Co. Ltd. (H Shares)	23,500	794,873
General Motors Co. (a)	402,100	23,575,123
Hyundai Motor Co.	86,200	15,153,972
Li Auto, Inc. ADR (a)	25,400	815,340
Rad Power Bikes, Inc. (c)(d)	145,919	1,398,459
Rivian Automotive, Inc.	36,042	3,363,475
Tesla, Inc. (a)	4,000	4,227,120
Toyota Motor Corp.	1,297,700	23,984,860
XPeng, Inc. Class A	289,700	6,898,260
		80,211,482
Diversified Consumer Services - 0.0%
Duolingo, Inc. (a)	4,389	465,717
Hotels, Restaurants & Leisure - 0.6%
Airbnb, Inc. Class A	112,000	18,646,880
Chipotle Mexican Grill, Inc. (a)	11,354	19,849,631
Churchill Downs, Inc.	6,100	1,469,490
Dutch Bros, Inc.	15,500	789,105
Hilton Worldwide Holdings, Inc. (a)	32,213	5,024,906
		45,780,012
Household Durables - 0.7%
Blu Investments LLC (a)(c)(d)	21,093,998	6,539
D.R. Horton, Inc.	165,000	17,894,250
Garmin Ltd.	22,700	3,091,059
Lennar Corp. Class A	194,548	22,598,696
Mohawk Industries, Inc. (a)	37,000	6,740,660
Sony Group Corp.	20,400	2,576,077
Taylor Morrison Home Corp. (a)	4,700	164,312
Tempur Sealy International, Inc.	77,900	3,663,637
		56,735,230
Internet & Direct Marketing Retail - 7.0%
Amazon.com, Inc. (a)	148,677	495,739,668
Cazoo Group Ltd.	422,493	2,420,251
Coupang, Inc. Class A (a)(b)	373,126	10,962,442
Deliveroo PLC Class A (a)(e)	2,615,200	7,465,446
Delivery Hero AG (a)(e)	6,200	686,282
Doordash, Inc.	63,405	9,441,005
eBay, Inc.	325,400	21,639,100
Etsy, Inc. (a)	33,700	7,378,278
Wayfair LLC Class A (a)	20,660	3,924,780
Zomato Ltd. (a)(c)	1,929,600	3,025,508
		562,682,760
Leisure Products - 0.0%
Thule Group AB (e)	32,000	1,932,558
Multiline Retail - 0.0%
Dollar Tree, Inc. (a)	17,342	2,436,898
Specialty Retail - 2.3%
Academy Sports & Outdoors, Inc. (a)	229,737	10,085,454
AutoZone, Inc. (a)	4,841	10,148,624
Dick's Sporting Goods, Inc.	100,063	11,506,244
Fanatics, Inc. Class A (c)(d)	139,938	9,493,394
JD Sports Fashion PLC	583,075	1,719,200
National Vision Holdings, Inc. (a)	67,396	3,234,334
O'Reilly Automotive, Inc. (a)	22,646	15,993,285
The Home Depot, Inc.	232,055	96,305,146
TJX Companies, Inc.	103,300	7,842,536
Warby Parker, Inc. (a)	14,200	661,152
Williams-Sonoma, Inc.	71,414	12,078,250
		179,067,619
Textiles, Apparel & Luxury Goods - 0.8%
China Hongxing Sports Ltd. (a)(d)	22,200	934
Deckers Outdoor Corp. (a)	28,984	10,617,129
Dr. Martens Ltd.	853,000	4,961,259
lululemon athletica, Inc. (a)	15,934	6,237,364
LVMH Moet Hennessy Louis Vuitton SE	2,484	2,052,862
NIKE, Inc. Class B	226,943	37,824,590
On Holding AG	54,400	2,056,864
Under Armour, Inc. Class A (sub. vtg.) (a)	32,500	688,675
		64,439,677

TOTAL CONSUMER DISCRETIONARY		993,751,953

CONSUMER STAPLES - 2.5%
Beverages - 0.4%
Anheuser-Busch InBev SA NV	40,800	2,459,831
Constellation Brands, Inc. Class A (sub. vtg.)	3,600	903,492
Diageo PLC	81,624	4,462,879
PepsiCo, Inc.	100,800	17,509,968
The Coca-Cola Co.	98,550	5,835,146
		31,171,316
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	183,937	104,421,035
Food Products - 0.0%
The Vita Coco Co., Inc.	25,900	289,303
Personal Products - 0.8%
Estee Lauder Companies, Inc. Class A	131,652	48,737,570
L'Oreal SA (a)	13,125	6,258,169
L'Oreal SA (a)	12,803	6,104,635
Olaplex Holdings, Inc.	55,000	1,602,150
		62,702,524

TOTAL CONSUMER STAPLES		198,584,178

ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Canadian Natural Resources Ltd.	132,900	5,615,641
Cheniere Energy, Inc.	41,300	4,188,646
ConocoPhillips Co.	32,900	2,374,722
Diamondback Energy, Inc.	20,233	2,182,129
EOG Resources, Inc.	27,200	2,416,176
Pioneer Natural Resources Co.	13,000	2,364,440
Reliance Industries Ltd.	15,425	490,410
		19,632,164
FINANCIALS - 16.2%
Banks - 4.4%
Bank of America Corp.	3,517,762	156,505,231
JPMorgan Chase & Co.	698,224	110,563,770
Kotak Mahindra Bank Ltd. (a)	344,887	8,316,349
Nu Holdings Ltd. (b)	147,800	1,386,364
Royal Bank of Canada	286,800	30,438,278
Starling Bank Ltd. Series D (a)(c)(d)	1,401,404	2,455,214
SVB Financial Group (a)	8,400	5,697,216
The Toronto-Dominion Bank	331,400	25,407,464
Wells Fargo & Co.	328,500	15,761,430
		356,531,316
Capital Markets - 3.8%
BlackRock, Inc. Class A	34,200	31,312,152
Brookfield Asset Management, Inc. (Canada) Class A	98,800	5,966,506
Charles Schwab Corp.	123,000	10,344,300
CME Group, Inc.	7,100	1,622,066
Coinbase Global, Inc. (a)	21,100	5,325,007
Goldman Sachs Group, Inc.	221,373	84,686,241
Intercontinental Exchange, Inc.	30,700	4,198,839
Moody's Corp.	17,010	6,643,766
Morgan Stanley	1,311,900	128,776,104
MSCI, Inc.	27,711	16,978,253
NASDAQ, Inc.	8,300	1,743,083
S&P Global, Inc.	14,500	6,842,985
		304,439,302
Consumer Finance - 0.2%
Capital One Financial Corp.	126,500	18,353,885
Diversified Financial Services - 5.8%
Berkshire Hathaway, Inc. Class A (a)	1,022	460,576,564
P3 Health Partners, Inc. (c)	160,486	1,073,330
		461,649,894
Insurance - 2.0%
Admiral Group PLC	524,718	22,460,273
American International Group, Inc.	254,200	14,453,812
Aon PLC	2,600	781,456
Arthur J. Gallagher & Co.	47,411	8,044,224
Brookfield Asset Management Reinsurance Partners Ltd.	480	30,144
Chubb Ltd.	223,268	43,159,937
Fairfax Financial Holdings Ltd. (sub. vtg.)	14,200	6,985,105
Hartford Financial Services Group, Inc.	103,000	7,111,120
Intact Financial Corp.	37,260	4,843,108
Marsh & McLennan Companies, Inc.	20,000	3,476,400
Oscar Health, Inc. (a)	11,430	89,726
Progressive Corp.	156,700	16,085,255
The Travelers Companies, Inc.	208,908	32,679,478
		160,200,038

TOTAL FINANCIALS		1,301,174,435

HEALTH CARE - 10.0%
Biotechnology - 1.5%
AbbVie, Inc.	60,929	8,249,787
Alnylam Pharmaceuticals, Inc. (a)	12,100	2,051,918
Genmab A/S (a)	1,100	439,068
Horizon Therapeutics PLC (a)	343,720	37,039,267
Idorsia Ltd. (a)	157,966	3,219,155
Intellia Therapeutics, Inc. (a)	52,700	6,231,248
Regeneron Pharmaceuticals, Inc. (a)	82,881	52,341,009
Vertex Pharmaceuticals, Inc. (a)	42,900	9,420,840
Zai Lab Ltd. (a)	29,600	1,887,285
		120,879,577
Health Care Equipment & Supplies - 1.0%
Abbott Laboratories	43,313	6,095,872
Alcon, Inc.	9,600	836,352
Align Technology, Inc. (a)	17,312	11,377,100
DexCom, Inc. (a)	7,600	4,080,820
Edwards Lifesciences Corp. (a)	80,247	10,395,999
Envista Holdings Corp. (a)	89,812	4,046,929
Intuitive Surgical, Inc. (a)	106,750	38,355,275
Sonova Holding AG	15,590	6,092,527
		81,280,874
Health Care Providers & Services - 2.7%
AmerisourceBergen Corp.	44,900	5,966,761
Anthem, Inc.	7,700	3,569,258
Cano Health, Inc. (a)	221,384	1,972,531
CVS Health Corp.	15,600	1,609,296
dentalcorp Holdings Ltd. (a)	202,536	2,605,052
Guardant Health, Inc. (a)	7,800	780,156
HCA Holdings, Inc.	117,100	30,085,332
Humana, Inc.	6,900	3,200,634
McKesson Corp.	7,200	1,789,704
Molina Healthcare, Inc. (a)	2,900	922,432
Option Care Health, Inc. (a)	194,500	5,531,580
UnitedHealth Group, Inc.	321,778	161,577,605
		219,610,341
Health Care Technology - 0.0%
Doximity, Inc.	20,300	1,017,639
Inspire Medical Systems, Inc. (a)	2,721	625,993
		1,643,632
Life Sciences Tools & Services - 2.9%
23andMe Holding Co. Class B (e)	679,707	4,526,849
Bio-Rad Laboratories, Inc. Class A (a)	16,275	12,296,902
Charles River Laboratories International, Inc. (a)	7,400	2,788,172
Danaher Corp.	287,135	94,470,286
Eurofins Scientific SA	55,080	6,823,951
ICON PLC (a)	2,600	805,220
IQVIA Holdings, Inc. (a)	56,430	15,921,160
Maravai LifeSciences Holdings, Inc. (a)	104,477	4,377,586
Mettler-Toledo International, Inc. (a)	20,956	35,566,733
Thermo Fisher Scientific, Inc.	38,360	25,595,326
Veterinary Emergency Group LLC Class A (c)(d)(f)	39,235	1,261,178
Waters Corp. (a)	53,200	19,822,320
West Pharmaceutical Services, Inc.	7,425	3,482,399
WuXi AppTec Co. Ltd. (H Shares) (e)	31,980	553,674
		228,291,756
Pharmaceuticals - 1.9%
Asymchem Laboratories Tianjin Co. Ltd. (H Shares) (e)	59,300	2,433,585
Eli Lilly & Co.	318,152	87,879,945
Intra-Cellular Therapies, Inc. (a)	14,740	771,492
Merck & Co., Inc.	60,800	4,659,712
Nuvation Bio, Inc. (a)	71,624	608,804
Pfizer, Inc.	80,900	4,777,145
Roche Holding AG (participation certificate)	16,650	6,907,440
Royalty Pharma PLC	351,700	14,015,245
UCB SA	33,100	3,777,572
Zoetis, Inc. Class A	107,675	26,275,930
		152,106,870

TOTAL HEALTH CARE		803,813,050

INDUSTRIALS - 3.9%
Aerospace & Defense - 0.3%
Northrop Grumman Corp.	26,200	10,141,234
Space Exploration Technologies Corp.:
Class A (a)(c)(d)	21,291	11,922,960
Class C (a)(c)(d)	783	438,480
		22,502,674
Air Freight & Logistics - 1.2%
Expeditors International of Washington, Inc.	25,115	3,372,693
United Parcel Service, Inc. Class B	448,815	96,199,007
Zipline International, Inc. (c)(d)	28,830	1,037,880
		100,609,580
Airlines - 0.0%
Joby Aviation, Inc. (c)	81,901	597,877
Building Products - 0.8%
Carrier Global Corp.	129,410	7,019,198
Fortune Brands Home & Security, Inc.	256,158	27,383,290
Toto Ltd.	253,520	11,658,879
Trane Technologies PLC	71,658	14,477,066
		60,538,433
Commercial Services & Supplies - 0.4%
Aurora Innovation, Inc. (a)	96,897	1,091,060
Cintas Corp.	44,931	19,912,071
Clean TeQ Water Pty Ltd. (a)	2,653	1,351
GFL Environmental, Inc.	3,100	117,335
TulCo LLC (a)(c)(d)(f)	7,549	9,439,496
		30,561,313
Industrial Conglomerates - 0.5%
General Electric Co.	459,437	43,403,013
Roper Technologies, Inc.	1,700	836,162
		44,239,175
Machinery - 0.3%
AutoStore Holdings Ltd.	203,500	800,590
Fortive Corp.	21,700	1,655,493
Ingersoll Rand, Inc.	144,014	8,910,146
Nordson Corp.	2,982	761,215
Otis Worldwide Corp.	101,402	8,829,072
		20,956,516
Professional Services - 0.1%
Equifax, Inc.	18,900	5,533,731
Thomson Reuters Corp.	46,700	5,584,655
		11,118,386
Road & Rail - 0.2%
Canadian Pacific Railway Ltd.	68,400	4,919,587
J.B. Hunt Transport Services, Inc.	42,600	8,707,440
Old Dominion Freight Lines, Inc.	6,800	2,436,984
		16,064,011
Trading Companies & Distributors - 0.1%
Ferguson PLC	25,200	4,476,195

TOTAL INDUSTRIALS		311,664,160

INFORMATION TECHNOLOGY - 29.8%
Communications Equipment - 0.1%
Arista Networks, Inc. (a)	50,600	7,273,750
Electronic Equipment & Components - 1.9%
Amphenol Corp. Class A	1,530,387	133,847,647
CDW Corp.	44,103	9,031,412
Keysight Technologies, Inc. (a)	31,888	6,585,191
Zebra Technologies Corp. Class A (a)	10,700	6,368,640
		155,832,890
IT Services - 3.6%
Accenture PLC Class A	247,429	102,571,692
Adyen BV (a)(e)	11,095	29,124,404
Affirm Holdings, Inc.	34,800	3,499,488
ASAC II LP (a)(c)(d)	2,013,117	338,204
Cloudflare, Inc. (a)	428,555	56,354,983
Digitalocean Holdings, Inc. (a)	8,700	698,871
Endava PLC ADR (a)	700	117,544
EPAM Systems, Inc. (a)	1,400	935,830
MasterCard, Inc. Class A	15,537	5,582,755
MongoDB, Inc. Class A (a)	37,240	19,712,994
Shopify, Inc. Class A (a)	48,388	66,624,685
Snowflake Computing, Inc. (a)	13,483	4,567,366
		290,128,816
Semiconductors & Semiconductor Equipment - 9.9%
Advanced Micro Devices, Inc. (a)	876,053	126,064,027
Analog Devices, Inc.	203,100	35,698,887
Applied Materials, Inc.	254,800	40,095,328
ASML Holding NV	6,847	5,451,171
Broadcom, Inc.	6,000	3,992,460
Enphase Energy, Inc. (a)	11,600	2,122,104
KLA Corp.	6,100	2,623,671
Lam Research Corp.	29,909	21,509,057
Lattice Semiconductor Corp. (a)	78,765	6,069,631
Marvell Technology, Inc.	292,175	25,562,391
Monolithic Power Systems, Inc.	3,600	1,775,988
NVIDIA Corp.	1,168,960	343,802,826
NXP Semiconductors NV	3,500	797,230
onsemi(a)	185,400	12,592,368
Qualcomm, Inc.	509,037	93,087,596
Semtech Corp. (a)	30,912	2,749,004
Silergy Corp.	7,000	1,269,168
SiTime Corp. (a)	4,400	1,287,176
Synaptics, Inc. (a)	192,264	55,662,351
Teradyne, Inc.	11,300	1,847,889
Texas Instruments, Inc.	37,800	7,124,166
		791,184,489
Software - 13.2%
Adobe, Inc. (a)	260,866	147,926,674
Atlassian Corp. PLC (a)	164,581	62,753,089
Bill.Com Holdings, Inc. (a)	8,700	2,167,605
Cadence Design Systems, Inc. (a)	234,100	43,624,535
Ceridian HCM Holding, Inc. (a)	6,800	710,328
Confluent, Inc.	10,600	808,144
Crowdstrike Holdings, Inc. (a)	14,300	2,927,925
Datadog, Inc. Class A (a)	87,300	15,549,003
Dropbox, Inc. Class A (a)	74,566	1,829,850
Dynatrace, Inc. (a)	194,500	11,738,075
Epic Games, Inc. (a)(c)(d)	7,100	6,452,622
Fortinet, Inc. (a)	9,965	3,581,421
HubSpot, Inc. (a)	23,100	15,226,365
Informatica, Inc.	27,400	1,013,252
Intuit, Inc.	106,283	68,363,351
KnowBe4, Inc. (a)	95,500	2,190,770
Magic Leap, Inc.:
Class A (d)	72,300	1,388,160
warrants (a)(d)	39,573	759,802
Microsoft Corp.	1,221,949	410,965,888
Monday.com Ltd. (b)	7,600	2,346,272
Palo Alto Networks, Inc. (a)	20,900	11,636,284
Paycom Software, Inc. (a)	2,600	1,079,494
Qualtrics International, Inc.	43,900	1,554,060
Rapid7, Inc. (a)	1,642	193,247
Salesforce.com, Inc. (a)	781,526	198,609,202
Samsara, Inc.	29,000	815,190
SentinelOne, Inc.	19,500	984,555
ServiceNow, Inc. (a)	29,139	18,914,416
Stripe, Inc. Class B (a)(c)(d)	26,700	1,116,594
Tanium, Inc. Class B (a)(c)(d)	408,212	5,180,210
Unity Software, Inc. (a)	9,200	1,315,508
Workday, Inc. Class A (a)	14,900	4,070,382
Xero Ltd. (a)	16,127	1,659,544
Zscaler, Inc. (a)	15,600	5,012,748
		1,054,464,565
Technology Hardware, Storage & Peripherals - 1.1%
Apple, Inc.	372,400	66,127,068
Dell Technologies, Inc. (a)	433,719	24,361,996
		90,489,064

TOTAL INFORMATION TECHNOLOGY		2,389,373,574

MATERIALS - 2.4%
Chemicals - 0.7%
LG Chemical Ltd.	1,230	636,287
Sherwin-Williams Co.	142,634	50,229,989
Westlake Chemical Corp.	19,748	1,918,123
		52,784,399
Metals & Mining - 1.7%
B2Gold Corp. (a)	1,646,929	6,483,819
Barrick Gold Corp. (Canada)	201,966	3,839,901
Cleveland-Cliffs, Inc. (a)	250,300	5,449,031
Franco-Nevada Corp.	298,117	41,228,972
Freeport-McMoRan, Inc.	605,000	25,246,650
Gatos Silver, Inc. (a)	106,519	1,105,667
Ivanhoe Mines Ltd. (a)	3,314,587	27,041,810
Novagold Resources, Inc. (a)	490,034	3,358,706
Nucor Corp.	149,573	17,073,758
Steel Dynamics, Inc.	119,300	7,404,951
Stelco Holdings, Inc.	22,600	736,450
Sunrise Energy Metals Ltd. (a)	5,306	6,891
		138,976,606

TOTAL MATERIALS		191,761,005

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Equity Commonwealth (a)	108,591	2,812,507
Prologis (REIT), Inc.	81,479	13,717,804
		16,530,311
UTILITIES - 0.0%
Electric Utilities - 0.0%
NextEra Energy, Inc.	35,700	3,332,952
TOTAL COMMON STOCKS
(Cost $2,924,711,119)		7,652,940,020

Preferred Stocks - 0.9%
Convertible Preferred Stocks - 0.8%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A (c)(d)	19,024	182,322
Series C (c)(d)	74,857	717,415
Series D (c)(d)	127,700	1,223,851
		2,123,588
Internet & Direct Marketing Retail - 0.1%
GoBrands, Inc.:
Series G (c)(d)	3,340	1,297,557
Series H (c)(d)	3,970	1,542,305
Reddit, Inc.:
Series E (c)(d)	9,600	593,226
Series F (c)(d)	49,896	3,083,293
		6,516,381
Textiles, Apparel & Luxury Goods - 0.0%
Discord, Inc. Series I (c)(d)	800	440,500
TOTAL CONSUMER DISCRETIONARY		9,080,469
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Bowery Farming, Inc. Series C1 (c)(d)	13,266	799,267
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (c)(d)	194,500	715,955
Health Care Providers & Services - 0.0%
Lyra Health, Inc.:
Series E (c)(d)	79,800	1,454,754
Series F (c)(d)	4,099	74,725
		1,529,479
TOTAL HEALTH CARE		2,245,434
INDUSTRIALS - 0.6%
Aerospace & Defense - 0.5%
Relativity Space, Inc. Series E (c)(d)	125,290	2,861,010
Space Exploration Technologies Corp.:
Series G (a)(c)(d)	36,460	20,417,600
Series H (a)(c)(d)	7,256	4,063,360
Series N (a)(c)(d)	24,552	13,749,120
		41,091,090
Air Freight & Logistics - 0.1%
Zipline International, Inc. Series E (c)(d)	66,084	2,379,024
Transportation Infrastructure - 0.0%
Delhivery Private Ltd. Series H (c)(d)	3,262	1,561,456
TOTAL INDUSTRIALS		45,031,570
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.0%
ByteDance Ltd. Series E1 (a)(c)(d)	37,932	4,703,568
Semiconductors & Semiconductor Equipment - 0.0%
Tenstorrent, Inc. Series C1 (c)(d)	12,300	922,992
Software - 0.1%
Delphix Corp. Series D (a)(c)(d)	232,855	1,404,116
Nuro, Inc.:
Series C (a)(c)(d)	190,290	3,966,732
Series D (c)(d)	36,736	765,788
Stripe, Inc. Series H (c)(d)	11,500	480,930
		6,617,566
TOTAL INFORMATION TECHNOLOGY		12,244,126

TOTAL CONVERTIBLE PREFERRED STOCKS		69,400,866

Nonconvertible Preferred Stocks - 0.1%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Petroleo Brasileiro SA - Petrobras sponsored ADR	72,900	800,442
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Magic Leap, Inc. Series AA (d)	275,569	5,290,925

TOTAL NONCONVERTIBLE PREFERRED STOCKS		6,091,367

TOTAL PREFERRED STOCKS
(Cost $43,650,605)		75,492,233
	Principal Amount	Value

Preferred Securities - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Circle Internet Financial Ltd. 0% (c)(g)	1,003,200	1,179,837
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Tenstorrent, Inc. 0% (c)(d)(g)	680,000	680,000
TOTAL PREFERRED SECURITIES
(Cost $1,683,200)		1,859,837
	Shares	Value

Money Market Funds - 3.9%
Fidelity Cash Central Fund 0.08% (h)	298,535,016	298,594,723
Fidelity Securities Lending Cash Central Fund 0.08% (h)(i)	11,575,670	11,576,828
TOTAL MONEY MARKET FUNDS
(Cost $310,171,551)		310,171,551
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $3,280,216,475)		8,040,463,641
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(19,857,439)
NET ASSETS - 100%		$8,020,606,202

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $126,498,648 or 1.6% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $46,722,798 or 0.6% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ASAC II LP	10/10/13	$155,030
Blu Investments LLC	5/21/20	$36,484
Bowery Farming, Inc. Series C1	5/18/21	$799,267
ByteDance Ltd. Series E1	11/18/20	$4,156,368
Circle Internet Financial Ltd. 0%	5/11/21	$1,003,200
Delhivery Private Ltd. Series H	5/20/21	$1,592,260
Delphix Corp. Series D	7/10/15	$2,095,695
Discord, Inc. Series I	9/15/21	$440,500
ElevateBio LLC Series C	3/9/21	$815,928
Epic Games, Inc.	7/13/20 - 7/30/20	$4,082,500
Fanatics, Inc. Class A	8/13/20 - 12/15/21	$4,645,244
GoBrands, Inc. Series G	3/2/21	$834,056
GoBrands, Inc. Series H	7/22/21	$1,542,308
Joby Aviation, Inc.	2/23/21	$819,010
Lyra Health, Inc. Series E	1/14/21	$730,697
Lyra Health, Inc. Series F	6/4/21	$64,372
Nuro, Inc. Series C	10/30/20	$2,484,160
Nuro, Inc. Series D	10/29/21	$765,788
P3 Health Partners, Inc.	5/25/21	$1,604,860
Rad Power Bikes, Inc.	1/21/21	$703,890
Rad Power Bikes, Inc. Series A	1/21/21	$91,769
Rad Power Bikes, Inc. Series C	1/21/21	$361,098
Rad Power Bikes, Inc. Series D	9/17/21	$1,223,851
Reddit, Inc. Series E	5/18/21	$407,752
Reddit, Inc. Series F	8/11/21	$3,083,293
Relativity Space, Inc. Series E	5/27/21	$2,861,010
Space Exploration Technologies Corp. Class A	10/16/15 - 2/16/21	$3,185,238
Space Exploration Technologies Corp. Class C	9/11/17	$105,705
Space Exploration Technologies Corp. Series G	1/20/15	$2,824,191
Space Exploration Technologies Corp. Series H	8/4/17	$979,560
Space Exploration Technologies Corp. Series N	8/4/20	$6,629,040
Starling Bank Ltd. Series D	6/18/21	$2,505,550
Stripe, Inc. Class B	5/18/21	$1,071,428
Stripe, Inc. Series H	3/15/21	$461,438
Tanium, Inc. Class B	4/21/17 - 9/18/20	$3,439,433
Tenstorrent, Inc. Series C1	4/23/21	$731,288
Tenstorrent, Inc. 0%	4/23/21	$680,000
TulCo LLC	8/24/17 - 12/14/17	$2,643,700
Veterinary Emergency Group LLC Class A	9/16/21 - 11/30/21	$1,261,178
Zipline International, Inc.	10/12/21	$1,037,880
Zipline International, Inc. Series E	12/21/20	$2,156,281
Zomato Ltd.	12/9/20 - 2/5/21	$1,178,353

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$218,043,291	$3,204,553,287	$3,124,006,890	$135,822	$5,461	$(426)	$298,594,723	0.5%
Fidelity Securities Lending Cash Central Fund 0.08%	28,999,428	356,577,451	374,000,051	168,833	--	--	11,576,828	0.0%
Total	$247,042,719	$3,561,130,738	$3,498,006,941	$304,655	$5,461	$(426)	$310,171,551

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,423,322,238	$1,406,492,762	$16,829,476	$--
Consumer Discretionary	1,002,832,422	920,971,716	61,880,911	19,979,795
Consumer Staples	199,383,445	179,298,664	19,285,514	799,267
Energy	20,432,606	20,432,606	--	--
Financials	1,301,174,435	1,275,185,618	23,533,603	2,455,214
Health Care	806,058,484	773,404,874	29,146,998	3,506,612
Industrials	356,695,730	283,548,559	5,276,785	67,870,386
Information Technology	2,406,908,625	2,345,013,578	29,124,404	32,770,643
Materials	191,761,005	191,761,005	--	--
Real Estate	16,530,311	16,530,311	--	--
Utilities	3,332,952	3,332,952	--	--
Preferred Securities	1,859,837	--	1,179,837	680,000
Money Market Funds	310,171,551	310,171,551	--	--
Total Investments in Securities:	$8,040,463,641	$7,726,144,196	$186,257,528	$128,061,917
Net unrealized depreciation on unfunded commitments	$(48,741)	$--	$(48,741)	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$78,538,665
Net Realized Gain (Loss) on Investment Securities	2,548,369
Net Unrealized Gain (Loss) on Investment Securities	41,779,097
Cost of Purchases	28,355,563
Proceeds of Sales	(4,300,926)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(18,858,851)
Ending Balance	$128,061,917
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2021	$41,797,277

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $11,262,922) — See accompanying schedule: Unaffiliated issuers (cost $2,970,044,924)	$7,730,292,090
Fidelity Central Funds (cost $310,171,551)	310,171,551
Total Investment in Securities (cost $3,280,216,475)		$8,040,463,641
Foreign currency held at value (cost $1,528)		1,532
Receivable for investments sold		298,112
Receivable for fund shares sold		9,386,933
Dividends receivable		1,553,956
Distributions receivable from Fidelity Central Funds		17,761
Other receivables		32,929
Total assets		8,051,754,864
Liabilities
Payable to custodian bank	$161,089
Payable for investments purchased	729,907
Unrealized depreciation on unfunded commitments	48,741
Payable for fund shares redeemed	18,091,203
Other payables and accrued expenses	543,872
Collateral on securities loaned	11,573,850
Total liabilities		31,148,662
Net Assets		$8,020,606,202
Net Assets consist of:
Paid in capital		$3,115,531,645
Total accumulated earnings (loss)		4,905,074,557
Net Assets		$8,020,606,202
Net Asset Value, offering price and redemption price per share ($8,020,606,202 ÷ 386,717,909 shares)		$20.74

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$49,537,480
Income from Fidelity Central Funds (including $168,833 from security lending)		304,655
Total income		49,842,135
Expenses
Custodian fees and expenses	$170,241
Independent trustees' fees and expenses	28,153
Interest	393
Total expenses before reductions	198,787
Expense reductions	(127)
Total expenses after reductions		198,660
Net investment income (loss)		49,643,475
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $987,834)	1,384,582,475
Fidelity Central Funds	5,461
Foreign currency transactions	(100,869)
Total net realized gain (loss)		1,384,487,067
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $952,493)	399,317,266
Fidelity Central Funds	(426)
Unfunded commitments	(48,741)
Assets and liabilities in foreign currencies	(18,023)
Total change in net unrealized appreciation (depreciation)		399,250,076
Net gain (loss)		1,783,737,143
Net increase (decrease) in net assets resulting from operations		$1,833,380,618

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$49,643,475	$42,096,279
Net realized gain (loss)	1,384,487,067	1,074,492,441
Change in net unrealized appreciation (depreciation)	399,250,076	766,684,672
Net increase (decrease) in net assets resulting from operations	1,833,380,618	1,883,273,392
Distributions to shareholders	(1,459,118,632)	(1,072,699,853)
Share transactions
Proceeds from sales of shares	1,161,106,204	708,743,743
Reinvestment of distributions	1,459,118,631	1,072,699,854
Cost of shares redeemed	(2,647,170,260)	(1,818,460,906)
Net increase (decrease) in net assets resulting from share transactions	(26,945,425)	(37,017,309)
Total increase (decrease) in net assets	347,316,561	773,556,230
Net Assets
Beginning of period	7,673,289,641	6,899,733,411
End of period	$8,020,606,202	$7,673,289,641
Other Information
Shares
Sold	53,744,068	36,100,721
Issued in reinvestment of distributions	70,309,438	54,583,007
Redeemed	(116,279,469)	(92,929,459)
Net increase (decrease)	7,774,037	(2,245,731)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Opportunistic Insights Fund

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$20.25	$18.10	$15.18	$17.32	$14.69
Income from Investment Operations
Net investment income (loss)A	.14	.12	.15	.15	.09
Net realized and unrealized gain (loss)	4.79	5.36	4.43	(.42)	4.75
Total from investment operations	4.93	5.48	4.58	(.27)	4.84
Distributions from net investment income	(.20)	(.16)	(.15)	(.13)	(.10)
Distributions from net realized gain	(4.24)	(3.18)	(1.51)	(1.75)	(2.10)
Total distributions	(4.44)	(3.33)B	(1.66)	(1.87)B	(2.21)B
Net asset value, end of period	$20.74	$20.25	$18.10	$15.18	$17.32
Total ReturnC	24.81%	31.18%	30.53%	(1.87)%	32.96%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F	- %F	- %F	- %F	.27%
Expenses net of fee waivers, if any	- %F	- %F	- %F	- %F	.27%
Expenses net of all reductions	- %F	- %F	- %F	- %F	.27%
Net investment income (loss)	.61%	.61%	.81%	.80%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$8,020,606	$7,673,290	$6,899,733	$6,419,232	$6,317,188
Portfolio turnover rateG	43%	33%	27%H	32%I	37%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity Series Opportunistic Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$127,381,917	Market comparable	Discount rate	45.0%	Decrease
			Discount for Lack of Marketability	10.0%	Decrease
			Enterprise Value/EBITDA multiple (EV/EBITDA)	22.5	Increase
			Enterprise value/Sales multiple (EV/S)	2.6 - 14.5 / 8.1	Increase
		Recovery value	Recovery value	0.0% - 0.2% / 0.2%	Increase
		Market approach	Transaction price	$1.75 - $560.00 / $327.40	Increase
			Discount rate	50.0%	Decrease
			Premium rate	26.2%	Increase
			Discount for Lack of Marketability	20.0%	Decrease
		Discounted cash flow	Discount for Lack of Marketability	15.0%	Decrease
			Growth rate	5.0%	Increase
			Weighted average cost of capital (WACC)	25.0%	Decrease
Preferred Securities	$680,000	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,800,439,219
Gross unrealized depreciation	(72,845,647)
Net unrealized appreciation (depreciation)	$4,727,593,572
Tax Cost	$3,312,821,328

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$186,397,016
Net unrealized appreciation (depreciation) on securities and other investments	$4,727,600,813

The Fund intends to elect to defer to its next fiscal year $8,483,469 of capital losses recognized during the period November 1, 2020 to December 31, 2021.

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$158,912,657	$ 49,680,521
Long-term Capital Gains	1,300,205,975	1,023,019,332
Total	$1,459,118,632	$ 1,072,699,853

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Series Opportunistic Insights Fund	10,700,674.13

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Opportunistic Insights Fund	3,346,984,619	4,532,574,037

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Opportunistic Insights Fund	$59,855

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Opportunistic Insights Fund	Borrower	$16,132,000.29%		$393

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Opportunistic Insights Fund	105,576,755	279,402,284	72,542,582

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Series Opportunistic Insights Fund	4,548

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Opportunistic Insights Fund	$17,251	$28,340	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $127.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Series Opportunistic Insights Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Opportunistic Insights Fund (one of the funds constituting Fidelity Contrafund, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Series Opportunistic Insights Fund	- %-C
Actual		$1,000.00	$1,088.70	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Opportunistic Insights Fund voted to pay on February 7, 2022, to shareholders of record at the opening of business on February 4, 2022, a distribution of $0.460 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $1,310,315,912 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 0% and 31% of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 1% and 37% of the dividends distributed in February and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

O1T-ANN-0322
1.951052.109

Fidelity® Contrafund® K6

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Life of fundA
Fidelity® Contrafund® K6	24.14%	20.59%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund® K6 on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,685	Fidelity® Contrafund® K6
$21,460	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 28.71% in 2021, with U.S. equities rising on improving economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. In the first quarter, the index gained 6.17%. Investors were buoyed by the rollout of vaccines, the U.S. Federal Reserve’s pledge to hold short-term interest rates near zero until the economy recovered, and the federal government’s deployment of trillions of dollars to boost the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In September, the index returned -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, and the fast-spreading delta variant of the coronavirus. The Fed also signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index sharply reversed course with a 7.01% gain in October, driven by strength in earnings. Then in November, the index stalled again, returning -0.69% amid the emergence of a new, more-highly transmissible variant, omicron, and rising inflation, which breached a 40-year high. The index advanced 4.48% in December, after studies suggested omicron resulted in fewer severe COVID-19 cases. All sectors had a double-digit return, led by energy (+55%) and real estate (+46%), whereas utilities (+18%) notably lagged.

Comments from Portfolio Manager William Danoff:  For the year ending December 31, 2021, the fund gained 24.14%, trailing the 28.71% result of the benchmark, the S&P 500® index. The largest detractor from performance versus the benchmark were stock picks in consumer discretionary. Also hurting our result was an overweighting in communication services and an underweighting in energy. The fund's largest individual relative detractor was an overweighting in Amazon.com, which gained approximately 2% the past year. The company was among our biggest holdings. Also holding back performance was our outsized stake in Netflix, which gained roughly 11%. Netflix was one of the fund's largest holdings. Also hampering performance was our overweighting in Salesforce.com, which gained 14%. Salesforce.com was one of our biggest holdings. Conversely, the largest contributor to performance versus the benchmark was security selection in communication services. Security selection and an underweighting in consumer staples and an underweighting in industrials also lifted the fund's relative performance. The fund's biggest individual relative contributor was an outsized stake in Nvidia, which gained roughly 126% the past 12 months. The company was among the largest holdings as of December 31. Also bolstering performance was our overweighting in UnitedHealth Group, which gained about 45%. UnitedHealth Group was among our biggest holdings. The fund's non-benchmark stake in Synaptics gained about 200%. Notable changes in positioning include increased exposure to the financials sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2021

% of fund's net assets
Meta Platforms, Inc. Class A	8.8
Amazon.com, Inc.	6.9
Microsoft Corp.	5.7
Berkshire Hathaway, Inc. Class A	5.3
Apple, Inc.	3.9
UnitedHealth Group, Inc.	3.8
NVIDIA Corp.	3.5
Alphabet, Inc. Class A	2.9
Alphabet, Inc. Class C	2.6
Salesforce.com, Inc.	2.6
46.0

Top Five Market Sectors as of December 31, 2021

% of fund's net assets
Information Technology	33.1
Communication Services	17.6
Consumer Discretionary	13.2
Financials	12.9
Health Care	12.7

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
Stocks	98.2%
Convertible Securities	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

 * Foreign investments - 7.6%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
COMMUNICATION SERVICES - 17.6%
Entertainment - 2.8%
Activision Blizzard, Inc.	259,851	$17,287,887
Live Nation Entertainment, Inc. (a)	21,468	2,569,505
Netflix, Inc. (a)	966,549	582,287,780
Roblox Corp. (a)	142,808	14,732,073
Spotify Technology SA (a)	11,601	2,714,982
The Walt Disney Co. (a)	540,340	83,693,263
Universal Music Group NV	1,101,431	31,127,635
Warner Music Group Corp. Class A	179,320	7,743,038
		742,156,163
Interactive Media & Services - 14.5%
Alphabet, Inc.:
Class A (a)	257,511	746,019,667
Class C (a)	236,378	683,981,017
Bumble, Inc. (b)	392,498	13,289,982
Meta Platforms, Inc. Class A (a)	6,826,923	2,296,235,550
Snap, Inc. Class A (a)	740,170	34,810,195
Zoominfo Technologies, Inc. (a)	303,849	19,507,106
		3,793,843,517
Media - 0.2%
Charter Communications, Inc. Class A (a)	13,994	9,123,668
Liberty Media Corp. Liberty Formula One Group Series C (a)	468,266	29,613,142
		38,736,810
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	236,744	27,457,569

TOTAL COMMUNICATION SERVICES		4,602,194,059

CONSUMER DISCRETIONARY - 13.1%
Automobiles - 0.9%
BYD Co. Ltd. (H Shares)	72,540	2,453,620
General Motors Co. (a)	1,203,176	70,542,209
Hyundai Motor Co.	125,460	22,055,886
Li Auto, Inc. ADR (a)	79,631	2,556,155
Rad Power Bikes, Inc. (c)(d)	331,574	3,177,739
Rivian Automotive, Inc.	236,360	22,057,352
Tesla, Inc. (a)	15,315	16,184,586
Toyota Motor Corp.	3,454,828	63,854,178
XPeng, Inc. Class A	980,785	23,354,192
		226,235,917
Diversified Consumer Services - 0.0%
Duolingo, Inc. (a)(b)	13,751	1,459,119
Hotels, Restaurants & Leisure - 0.5%
Airbnb, Inc. Class A	379,973	63,261,705
Chipotle Mexican Grill, Inc. (a)	24,806	43,367,090
Churchill Downs, Inc.	8,799	2,119,679
Dutch Bros, Inc.	49,406	2,515,259
Hilton Worldwide Holdings, Inc. (a)	191,591	29,886,280
		141,150,013
Household Durables - 0.5%
D.R. Horton, Inc.	220,097	23,869,520
Garmin Ltd.	67,391	9,176,632
Lennar Corp. Class A	385,764	44,810,346
Mohawk Industries, Inc. (a)	100,545	18,317,288
Sony Group Corp.	65,611	8,285,243
Taylor Morrison Home Corp. (a)	14,410	503,774
Tempur Sealy International, Inc.	268,293	12,617,820
		117,580,623
Internet & Direct Marketing Retail - 7.8%
Amazon.com, Inc. (a)	538,650	1,796,042,241
Cazoo Group Ltd.	873,840	5,005,792
Coupang, Inc. Class A (a)(b)	1,730,610	50,845,322
Deliveroo PLC Class A (a)(e)	9,875,410	28,190,708
Delivery Hero AG (a)(e)	19,600	2,169,535
Doordash, Inc. (b)	209,962	31,263,342
eBay, Inc.	1,350,030	89,776,995
Etsy, Inc. (a)	115,574	25,303,772
Wayfair LLC Class A (a)	56,394	10,713,168
Zomato Ltd. (a)(c)	4,522,500	7,091,034
		2,046,401,909
Leisure Products - 0.0%
Thule Group AB (e)	98,432	5,944,548
Multiline Retail - 0.0%
Dollar Tree, Inc. (a)	53,615	7,533,980
Specialty Retail - 2.4%
Academy Sports & Outdoors, Inc. (a)	677,267	29,732,021
Aurora Innovation, Inc. Class B	258,416	2,618,788
AutoZone, Inc. (a)	19,665	41,225,509
Dick's Sporting Goods, Inc.	306,914	35,292,041
Fanatics, Inc. Class A (c)(d)	332,480	22,555,443
JD Sports Fashion PLC	1,844,815	5,439,446
National Vision Holdings, Inc. (a)	240,760	11,554,072
O'Reilly Automotive, Inc. (a)	73,852	52,156,498
The Home Depot, Inc.	820,034	340,322,310
TJX Companies, Inc.	466,996	35,454,336
Warby Parker, Inc. (a)	45,177	2,103,441
Williams-Sonoma, Inc.	217,621	36,806,240
		615,260,145
Textiles, Apparel & Luxury Goods - 1.0%
Allbirds, Inc. Class B	79,500	1,078,974
Deckers Outdoor Corp. (a)	70,459	25,809,836
Dr. Martens Ltd.	3,000,515	17,451,736
lululemon athletica, Inc. (a)	31,638	12,384,695
LVMH Moet Hennessy Louis Vuitton SE	5,805	4,797,449
NIKE, Inc. Class B	1,060,403	176,737,368
On Holding AG (b)	208,423	7,880,474
On Holding AG	317,250	11,395,461
Under Armour, Inc. Class A (sub. vtg.) (a)	93,912	1,989,995
		259,525,988

TOTAL CONSUMER DISCRETIONARY		3,421,092,242

CONSUMER STAPLES - 3.0%
Beverages - 0.4%
Anheuser-Busch InBev SA NV	129,985	7,836,792
Constellation Brands, Inc. Class A (sub. vtg.)	11,207	2,812,621
Diageo PLC	294,361	16,094,502
PepsiCo, Inc.	297,727	51,718,157
The Coca-Cola Co.	497,304	29,445,370
		107,907,442
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	579,607	329,042,894
Food Products - 0.0%
The Vita Coco Co., Inc. (b)	79,304	885,826
Personal Products - 1.3%
Estee Lauder Companies, Inc. Class A	863,271	319,582,924
L'Oreal SA (a)	23,678	11,289,975
L'Oreal SA (a)	30,681	14,629,096
Olaplex Holdings, Inc.	176,220	5,133,289
		350,635,284

TOTAL CONSUMER STAPLES		788,471,446

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Canadian Natural Resources Ltd.	743,552	31,418,518
Cheniere Energy, Inc.	153,416	15,559,451
ConocoPhillips Co.	137,345	9,913,562
Diamondback Energy, Inc.	60,948	6,573,242
EOG Resources, Inc.	113,801	10,108,943
Hess Corp.	83,001	6,144,564
Pioneer Natural Resources Co.	39,505	7,185,169
Reliance Industries Ltd.	72,382	2,301,257
		89,204,706
FINANCIALS - 12.9%
Banks - 3.3%
Bank of America Corp.	6,689,491	297,615,455
JPMorgan Chase & Co.	1,780,188	281,892,770
Kotak Mahindra Bank Ltd. (a)	742,472	17,903,418
Nu Holdings Ltd. (b)	488,208	4,579,391
Royal Bank of Canada	947,793	100,589,913
Starling Bank Ltd. Series D (a)(c)(d)	3,502,023	6,135,430
SVB Financial Group (a)	29,325	19,889,388
The Toronto-Dominion Bank	1,147,599	87,983,044
Wells Fargo & Co.	969,270	46,505,575
		863,094,384
Capital Markets - 2.4%
BlackRock, Inc. Class A	133,378	122,115,562
Brookfield Asset Management, Inc. (Canada) Class A	331,433	20,015,152
Charles Schwab Corp.	531,885	44,731,529
CME Group, Inc.	22,710	5,188,327
Coinbase Global, Inc. (a)	75,695	19,103,147
Goldman Sachs Group, Inc.	259,679	99,340,201
Intercontinental Exchange, Inc.	112,627	15,403,995
Moody's Corp.	64,135	25,049,848
Morgan Stanley	2,026,953	198,965,706
MSCI, Inc.	88,381	54,150,155
NASDAQ, Inc.	25,472	5,349,375
S&P Global, Inc.	51,160	24,143,939
		633,556,936
Consumer Finance - 0.3%
American Express Co.	62,114	10,161,850
Capital One Financial Corp.	454,767	65,982,144
		76,143,994
Diversified Financial Services - 5.3%
Berkshire Hathaway, Inc. Class A (a)	3,058	1,378,124,396
P3 Health Partners, Inc. (c)	450,620	3,013,747
		1,381,138,143
Insurance - 1.6%
Admiral Group PLC	1,415,051	60,570,501
American International Group, Inc.	1,293,876	73,569,789
Aon PLC	7,940	2,386,446
Arthur J. Gallagher & Co.	147,370	25,004,268
Brookfield Asset Management Reinsurance Partners Ltd.	1,379	86,602
Chubb Ltd.	465,448	89,975,753
Fairfax Financial Holdings Ltd. (sub. vtg.)	26,117	12,847,181
Hartford Financial Services Group, Inc.	314,542	21,715,980
Intact Financial Corp.	121,778	15,828,878
Marsh & McLennan Companies, Inc.	77,630	13,493,647
Progressive Corp.	465,075	47,739,949
The Travelers Companies, Inc.	277,618	43,427,784
		406,646,778

TOTAL FINANCIALS		3,360,580,235

HEALTH CARE - 12.7%
Biotechnology - 2.0%
AbbVie, Inc.	575,936	77,981,734
Alnylam Pharmaceuticals, Inc. (a)	41,760	7,081,661
Genmab A/S (a)	3,563	1,422,182
Horizon Therapeutics PLC (a)	917,294	98,847,601
Idorsia Ltd. (a)	412,169	8,399,502
Intellia Therapeutics, Inc. (a)	171,009	20,220,104
Regeneron Pharmaceuticals, Inc. (a)	387,402	244,652,111
Vertex Pharmaceuticals, Inc. (a)	268,882	59,046,487
Zai Lab Ltd. (a)	94,838	6,046,835
		523,698,217
Health Care Equipment & Supplies - 1.4%
Abbott Laboratories	416,016	58,550,092
Alcon, Inc.	30,792	2,682,599
Align Technology, Inc. (a)	55,944	36,765,278
DexCom, Inc. (a)	52,516	28,198,466
Edwards Lifesciences Corp. (a)	483,819	62,678,751
Envista Holdings Corp. (a)	220,036	9,914,822
Intuitive Surgical, Inc. (a)	407,348	146,360,136
Sonova Holding AG	60,183	23,519,343
		368,669,487
Health Care Providers & Services - 4.5%
AmerisourceBergen Corp.	144,496	19,202,073
Anthem, Inc.	29,604	13,722,638
Cano Health, Inc. (a)	418,971	3,733,032
CVS Health Corp.	51,856	5,349,465
dentalcorp Holdings Ltd. (a)	589,134	7,577,541
Guardant Health, Inc. (a)	24,081	2,408,582
HCA Holdings, Inc.	254,761	65,453,196
Humana, Inc.	28,167	13,065,545
McKesson Corp.	23,069	5,734,261
Molina Healthcare, Inc. (a)	9,159	2,913,295
Option Care Health, Inc. (a)	671,362	19,093,535
UnitedHealth Group, Inc.	1,995,969	1,002,255,874
		1,160,509,037
Health Care Technology - 0.0%
Doximity, Inc.	59,336	2,974,514
Inspire Medical Systems, Inc. (a)	7,721	1,776,293
		4,750,807
Life Sciences Tools & Services - 2.7%
23andMe Holding Co. Class B (e)	291,601	1,942,063
Bio-Rad Laboratories, Inc. Class A (a)	59,926	45,278,288
Charles River Laboratories International, Inc. (a)	22,365	8,426,685
Danaher Corp.	737,969	242,799,181
Eurofins Scientific SA	166,867	20,673,425
ICON PLC (a)	8,800	2,725,360
IQVIA Holdings, Inc. (a)	180,025	50,792,254
Lonza Group AG	24	19,982
Maravai LifeSciences Holdings, Inc. (a)	312,847	13,108,289
Mettler-Toledo International, Inc. (a)	85,918	145,820,889
Thermo Fisher Scientific, Inc.	180,457	120,408,129
Veterinary Emergency Group LLC Class A (c)(d)(f)	124,800	4,011,596
Waters Corp. (a)	93,377	34,792,270
West Pharmaceutical Services, Inc.	27,493	12,894,492
WuXi AppTec Co. Ltd. (H Shares) (e)	160,914	2,785,925
		706,478,828
Pharmaceuticals - 2.1%
Asymchem Laboratories Tianjin Co. Ltd. (H Shares) (e)	242,630	9,957,179
Eli Lilly & Co.	1,236,713	341,604,865
Intra-Cellular Therapies, Inc. (a)	49,329	2,581,880
Merck & Co., Inc.	213,112	16,332,904
Nuvation Bio, Inc. (a)(b)	1,489,520	12,660,920
Nuvation Bio, Inc. (c)	439,051	3,731,934
Pfizer, Inc.	300,386	17,737,793
Roche Holding AG (participation certificate)	59,166	24,545,681
Royalty Pharma PLC	654,345	26,075,648
UCB SA	97,305	11,105,035
Zoetis, Inc. Class A	323,270	78,887,578
		545,221,417

TOTAL HEALTH CARE		3,309,327,793

INDUSTRIALS - 3.2%
Aerospace & Defense - 0.1%
Northrop Grumman Corp.	83,395	32,279,703
Space Exploration Technologies Corp. Class A (a)(c)(d)	7,300	4,088,000
		36,367,703
Air Freight & Logistics - 0.9%
Expeditors International of Washington, Inc.	76,967	10,335,898
United Parcel Service, Inc. Class B	1,015,988	217,766,868
Zipline International, Inc. (c)(d)	87,466	3,148,776
		231,251,542
Airlines - 0.0%
Joby Aviation, Inc. (c)	199,579	1,456,927
Building Products - 0.7%
Carrier Global Corp.	408,373	22,150,152
Fortune Brands Home & Security, Inc.	797,043	85,203,897
Toto Ltd.	600,382	27,610,369
Trane Technologies PLC	206,916	41,803,239
		176,767,657
Commercial Services & Supplies - 0.3%
Aurora Innovation, Inc. (a)	279,593	3,148,217
Cintas Corp.	125,040	55,413,977
Clean TeQ Water Pty Ltd. (a)(b)	303,947	154,796
GFL Environmental, Inc.	301,967	11,429,451
TulCo LLC (a)(c)(d)(f)	1,552	1,940,667
ZenPayroll, Inc. (c)(d)	50,300	1,528,885
		73,615,993
Industrial Conglomerates - 0.4%
General Electric Co.	1,176,672	111,160,204
Roper Technologies, Inc.	5,196	2,555,705
		113,715,909
Machinery - 0.3%
AutoStore Holdings Ltd.	562,200	2,211,752
Deere & Co.	69,784	23,928,236
Fortive Corp.	67,443	5,145,226
Ingersoll Rand, Inc.	471,605	29,178,201
Nordson Corp.	8,312	2,121,804
Otis Worldwide Corp.	322,881	28,113,249
		90,698,468
Professional Services - 0.2%
Equifax, Inc.	104,596	30,624,663
Thomson Reuters Corp.	150,218	17,963,933
		48,588,596
Road & Rail - 0.2%
Canadian Pacific Railway Ltd.	294,674	21,194,071
J.B. Hunt Transport Services, Inc.	134,579	27,507,948
Old Dominion Freight Lines, Inc.	29,374	10,527,054
		59,229,073
Trading Companies & Distributors - 0.1%
Ferguson PLC	96,837	17,200,843

TOTAL INDUSTRIALS		848,892,711

INFORMATION TECHNOLOGY - 33.0%
Communications Equipment - 0.1%
Arista Networks, Inc. (a)	178,292	25,629,475
Electronic Equipment & Components - 1.8%
Amphenol Corp. Class A	4,232,085	370,138,154
CDW Corp.	138,397	28,340,938
Keysight Technologies, Inc. (a)	115,731	23,899,609
Samsung SDI Co. Ltd.	15,347	8,455,470
Zebra Technologies Corp. Class A (a)	60,832	36,207,206
		467,041,377
IT Services - 5.7%
Accenture PLC Class A	663,467	275,040,245
Adyen BV (a)(e)	30,030	78,828,828
Affirm Holdings, Inc. (b)	368,184	37,024,583
Cloudflare, Inc. (a)	1,413,128	185,826,332
Digitalocean Holdings, Inc. (a)	26,664	2,141,919
Endava PLC ADR (a)	2,157	362,203
EPAM Systems, Inc. (a)	4,302	2,875,672
MasterCard, Inc. Class A	253,713	91,164,155
MongoDB, Inc. Class A (a)	156,444	82,813,631
Okta, Inc. (a)	124,482	27,905,130
PayPal Holdings, Inc. (a)	728,409	137,363,369
Shopify, Inc. Class A (a)	128,021	176,270,126
Snowflake Computing, Inc. (a)	50,143	16,985,941
Visa, Inc. Class A	1,684,378	365,021,556
		1,479,623,690
Semiconductors & Semiconductor Equipment - 8.3%
Advanced Micro Devices, Inc. (a)	1,785,285	256,902,512
Analog Devices, Inc.	513,167	90,199,364
Applied Materials, Inc.	417,450	65,689,932
ASML Holding NV	22,045	17,550,906
Broadcom, Inc.	20,653	13,742,713
Enphase Energy, Inc. (a)	35,977	6,581,632
KLA Corp.	19,330	8,314,026
Lam Research Corp.	196,230	141,118,805
Lattice Semiconductor Corp. (a)	270,339	20,832,323
Marvell Technology, Inc.	926,349	81,046,274
Monolithic Power Systems, Inc.	10,935	5,394,564
NVIDIA Corp.	3,064,158	901,199,509
NXP Semiconductors NV	10,977	2,500,341
ON Semiconductor Corp. (a)	630,775	42,842,238
Qualcomm, Inc.	1,853,934	339,028,911
Semtech Corp. (a)	85,708	7,622,012
Silergy Corp.	18,000	3,263,576
SiTime Corp. (a)	13,619	3,984,102
Synaptics, Inc. (a)	445,736	129,045,029
Teradyne, Inc.	34,749	5,682,504
Texas Instruments, Inc.	142,182	26,797,042
		2,169,338,315
Software - 13.1%
Adobe, Inc. (a)	961,608	545,289,432
Atlassian Corp. PLC (a)	457,009	174,252,962
Bill.Com Holdings, Inc. (a)(b)	27,993	6,974,456
Cadence Design Systems, Inc. (a)	529,947	98,755,623
Ceridian HCM Holding, Inc. (a)	21,566	2,252,784
Confluent, Inc.	68,474	5,220,458
Crowdstrike Holdings, Inc. (a)(b)	30,500	6,244,875
Datadog, Inc. Class A (a)	306,703	54,626,871
Dropbox, Inc. Class A (a)(b)	158,720	3,894,989
Dynatrace, Inc. (a)	612,810	36,983,084
Epic Games, Inc. (a)(c)(d)	14,010	12,732,568
Fortinet, Inc. (a)	24,012	8,629,913
HubSpot, Inc. (a)	43,735	28,827,925
Informatica, Inc. (b)	84,107	3,110,277
Intuit, Inc.	221,093	142,211,439
KnowBe4, Inc. (a)	297,148	6,816,575
Microsoft Corp.	4,386,010	1,475,102,883
Monday.com Ltd. (b)	19,747	6,096,294
Palo Alto Networks, Inc. (a)	16,491	9,181,529
Paycom Software, Inc. (a)	6,545	2,717,419
Qualtrics International, Inc.	132,864	4,703,386
Rapid7, Inc. (a)	5,432	639,292
Salesforce.com, Inc. (a)	2,639,518	670,780,709
Samsara, Inc.	113,352	3,186,325
SentinelOne, Inc.	51,301	2,590,187
ServiceNow, Inc. (a)	95,880	62,236,667
Stripe, Inc. Class B(a)(c)(d)	75,100	3,140,682
Tanium, Inc. Class B (a)(c)(d)	449,538	5,704,637
Unity Software, Inc. (a)	28,918	4,134,985
Workday, Inc. Class A (a)	55,854	15,258,196
Xero Ltd. (a)	57,127	5,878,635
Zscaler, Inc. (a)	54,293	17,445,970
		3,425,622,027
Technology Hardware, Storage & Peripherals - 4.0%
Apple, Inc.	5,822,011	1,033,814,493
Dell Technologies, Inc. (a)	465,029	26,120,679
		1,059,935,172

TOTAL INFORMATION TECHNOLOGY		8,627,190,056

MATERIALS - 2.2%
Chemicals - 0.7%
LG Chemical Ltd.	4,130	2,136,476
Sherwin-Williams Co.	511,041	179,968,199
Westlake Chemical Corp.	46,353	4,502,267
		186,606,942
Metals & Mining - 1.5%
B2Gold Corp. (a)	5,742,331	22,607,066
Barrick Gold Corp. (Canada)	1,327,874	25,246,349
Cleveland-Cliffs, Inc. (a)(b)	838,269	18,249,116
Franco-Nevada Corp.	675,295	93,391,918
Freeport-McMoRan, Inc.	1,794,908	74,901,511
Gatos Silver, Inc. (a)	295,752	3,069,906
Ivanhoe Electric, Inc. (c)(d)	1,289,012	1,069,880
Ivanhoe Mines Ltd. (a)	5,662,729	46,198,951
Ivanhoe Mines Ltd. (a)(e)	1,502,108	12,254,836
Novagold Resources, Inc. (a)	1,576,690	10,806,674
Nucor Corp.	475,318	54,257,550
Steel Dynamics, Inc.	368,042	22,844,367
Stelco Holdings, Inc.	69,767	2,273,446
Sunrise Energy Metals Ltd. (a)	607,898	789,463
		387,961,033

TOTAL MATERIALS		574,567,975

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Equity Commonwealth (a)	345,424	8,946,482
Prologis (REIT), Inc.	280,241	47,181,375
		56,127,857
UTILITIES - 0.0%
Electric Utilities - 0.0%
NextEra Energy, Inc.	145,892	13,620,477
TOTAL COMMON STOCKS
(Cost $15,782,016,294)		25,691,269,557

Preferred Stocks - 0.5%
Convertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A (c)(d)	43,228	414,289
Series C (c)(d)	170,098	1,630,185
Series D (c)(d)	404,900	3,880,481
		5,924,955
Internet & Direct Marketing Retail - 0.1%
GoBrands, Inc.:
Series G (c)(d)	8,352	3,244,668
Series H (c)(d)	11,788	4,579,520
Reddit, Inc.:
Series E (c)(d)	27,300	1,686,987
Series F (c)(d)	149,136	9,215,770
		18,726,945
Textiles, Apparel & Luxury Goods - 0.0%
Discord, Inc. Series I (c)(d)	2,700	1,486,686
TOTAL CONSUMER DISCRETIONARY		26,138,586
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Bowery Farming, Inc. Series C1 (c)(d)	37,316	2,248,263
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Acrisure Holdings, Inc. Series B (c)(d)	57,282	1,129,028
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (c)(d)	486,500	1,790,807
Health Care Providers& Services - 0.0%
Lyra Health, Inc.:
Series E (c)(d)	190,800	3,478,284
Series F (c)(d)	11,519	209,991
		3,688,275
TOTAL HEALTH CARE		5,479,082
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
Relativity Space, Inc.:
Series D (a)(c)(d)	207,384	4,735,634
Series E (c)(d)	143,887	3,285,674
Space Exploration Technologies Corp. Series N (a)(c)(d)	49,490	27,714,400
		35,735,708
Air Freight & Logistics - 0.0%
Zipline International, Inc. Series E (c)(d)	178,019	6,408,684
Commercial Services & Supplies - 0.0%
ZenPayroll, Inc.:
Series D (a)(c)(d)	184,203	5,598,911
Series E (c)(d)	28,063	852,984
		6,451,895
Transportation Infrastructure - 0.0%
Delhivery Private Ltd. Series H (c)(d)	9,242	4,423,966
TOTAL INDUSTRIALS		53,020,253
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.0%
ByteDance Ltd. Series E1 (a)(c)(d)	80,736	10,011,264
Semiconductors & Semiconductor Equipment - 0.0%
Tenstorrent, Inc. Series C1 (c)(d)	33,000	2,476,320
Software - 0.1%
ASAPP, Inc. Series C (c)(d)	204,122	924,366
Carbon, Inc.:
Series D (a)(c)(d)	9,678	286,178
Series E (a)(c)(d)	7,351	220,162
Nuro, Inc.:
Series C (a)(c)(d)	405,967	8,462,674
Series D (c)(d)	114,603	2,388,982
Stripe, Inc. Series H (c)(d)	29,000	1,212,780
		13,495,142
TOTAL INFORMATION TECHNOLOGY		25,982,726
MATERIALS - 0.1%
Metals & Mining - 0.1%
High Power Exploration, Inc. Series A (a)(c)(d)	1,289,012	5,723,213

TOTAL CONVERTIBLE PREFERRED STOCKS		119,721,151

Nonconvertible Preferred Stocks - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Petroleo Brasileiro SA - Petrobras sponsored ADR	240,467	2,640,328
TOTAL PREFERRED STOCKS
(Cost $94,813,024)		122,361,479
	Principal Amount	Value

Preferred Securities - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Circle Internet Financial Ltd. 0% (c)(g)	2,845,500	3,346,517
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Tenstorrent, Inc. 0% (c)(d)(g)	1,840,000	1,840,000
TOTAL PREFERRED SECURITIES
(Cost $4,685,500)		5,186,517
	Shares	Value

Money Market Funds - 2.4%
Fidelity Cash Central Fund 0.08% (h)	557,045,911	557,157,321
Fidelity Securities Lending Cash Central Fund 0.08% (h)(i)	68,997,797	69,004,697
TOTAL MONEY MARKET FUNDS
(Cost $626,161,025)		626,162,018
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $16,507,675,843)		26,444,979,571
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(298,350,041)
NET ASSETS - 100%		$26,146,629,530

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $209,435,613 or 0.8% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $142,073,622 or 0.5% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Acrisure Holdings, Inc. Series B	3/22/21	$1,043,678
ASAPP, Inc. Series C	4/30/21	$1,346,613
Bowery Farming, Inc. Series C1	5/18/21	$2,248,263
ByteDance Ltd. Series E1	11/18/20	$8,846,581
Carbon, Inc. Series D	12/15/17	$225,990
Carbon, Inc. Series E	3/22/19	$205,787
Circle Internet Financial Ltd. 0%	5/11/21	$2,845,500
Delhivery Private Ltd. Series H	5/20/21	$4,511,240
Discord, Inc. Series I	9/15/21	$1,486,686
ElevateBio LLC Series C	3/9/21	$2,040,868
Epic Games, Inc.	7/13/20 - 7/30/20	$8,055,750
Fanatics, Inc. Class A	8/13/20 - 12/15/21	$12,844,485
GoBrands, Inc. Series G	3/2/21	$2,085,639
GoBrands, Inc. Series H	7/22/21	$4,579,527
High Power Exploration, Inc. Series A	11/15/19 - 3/4/21	$5,723,215
Ivanhoe Electric, Inc.	4/30/21	$1,069,880
Joby Aviation, Inc.	2/23/21	$1,995,790
Lyra Health, Inc. Series E	1/14/21	$1,747,079
Lyra Health, Inc. Series F	6/4/21	$180,899
Nuro, Inc. Series C	10/30/20	$5,299,737
Nuro, Inc. Series D	10/29/21	$2,388,982
Nuvation Bio, Inc.	2/10/21	$4,390,510
P3 Health Partners, Inc.	5/25/21	$4,506,200
Rad Power Bikes, Inc.	1/21/21	$1,599,460
Rad Power Bikes, Inc. Series A	1/21/21	$208,525
Rad Power Bikes, Inc. Series C	1/21/21	$820,526
Rad Power Bikes, Inc. Series D	9/17/21	$3,880,481
Reddit, Inc. Series E	5/18/21	$1,159,546
Reddit, Inc. Series F	8/11/21	$9,215,770
Relativity Space, Inc. Series D	11/20/20	$3,095,642
Relativity Space, Inc. Series E	5/27/21	$3,285,674
Space Exploration Technologies Corp. Class A	2/16/21	$3,065,927
Space Exploration Technologies Corp. Series N	8/4/20	$13,362,300
Starling Bank Ltd. Series D	6/18/21	$6,261,217
Stripe, Inc. Class B	5/18/21	$3,013,641
Stripe, Inc. Series H	3/15/21	$1,163,625
Tanium, Inc. Class B	9/18/20	$5,122,575
Tenstorrent, Inc. Series C1	4/23/21	$1,961,992
Tenstorrent, Inc. 0%	4/23/21	$1,840,000
TulCo LLC	8/24/17 - 9/7/18	$651,224
Veterinary Emergency Group LLC Class A	9/16/21 - 11/30/21	$4,011,596
ZenPayroll, Inc.	10/1/21	$1,448,054
ZenPayroll, Inc. Series D	7/16/19	$2,452,184
ZenPayroll, Inc. Series E	7/13/21	$852,984
Zipline International, Inc.	10/12/21	$3,148,776
Zipline International, Inc. Series E	12/21/20	$5,808,653
Zomato Ltd.	12/9/20 - 2/5/21	$2,762,058

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$761,353,791	$5,464,640,755	$5,668,842,797	$330,926	$5,572	$--	$557,157,321	1.0%
Fidelity Securities Lending Cash Central Fund 0.08%	24,574,156	1,231,143,232	1,186,712,691	545,150	--	--	69,004,697	0.2%
Total	$785,927,947	$ 6,695,783,987	$6,855,555,488	$876,076	$5,572	$--	$626,162,018

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$4,602,194,059	$4,571,066,424	$31,127,635	$--
Consumer Discretionary	3,447,230,828	3,184,171,004	211,188,056	51,871,768
Consumer Staples	790,719,709	738,621,081	49,850,365	2,248,263
Energy	91,845,034	91,845,034	--	--
Financials	3,361,709,263	3,290,860,557	63,584,248	7,264,458
Health Care	3,314,806,875	3,209,584,212	95,731,985	9,490,678
Industrials	901,912,964	818,773,788	19,412,595	63,726,581
Information Technology	8,653,172,782	8,526,783,341	78,828,828	47,560,613
Materials	580,291,188	573,498,095	--	6,793,093
Real Estate	56,127,857	56,127,857	--	--
Utilities	13,620,477	13,620,477	--	--
Preferred Securities	5,186,517	--	3,346,517	1,840,000
Money Market Funds	626,162,018	626,162,018	--	--
Total Investments in Securities:	$26,444,979,571	$25,701,113,888	$553,070,229	$190,795,454
Net unrealized depreciation on unfunded commitments	$(147,892)	$--	$(147,892)	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $66,803,072) — See accompanying schedule: Unaffiliated issuers (cost $15,881,514,818)	$25,818,817,553
Fidelity Central Funds (cost $626,161,025)	626,162,018
Total Investment in Securities (cost $16,507,675,843)		$26,444,979,571
Cash		9,840
Foreign currency held at value (cost $123,045)		124,525
Receivable for investments sold		1,757,435
Receivable for fund shares sold		26,407,932
Dividends receivable		4,061,673
Distributions receivable from Fidelity Central Funds		57,149
Other receivables		91,575
Total assets		26,477,489,700
Liabilities
Payable for investments purchased	$1,568,177
Unrealized depreciation on unfunded commitments	147,892
Payable for fund shares redeemed	249,592,645
Accrued management fee	9,832,909
Other payables and accrued expenses	713,501
Collateral on securities loaned	69,005,046
Total liabilities		330,860,170
Net Assets		$26,146,629,530
Net Assets consist of:
Paid in capital		$16,195,716,813
Total accumulated earnings (loss)		9,950,912,717
Net Assets		$26,146,629,530
Net Asset Value, offering price and redemption price per share ($26,146,629,530 ÷ 1,120,071,789 shares)		$23.34

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$131,614,330
Income from Fidelity Central Funds (including $545,150 from security lending)		876,076
Total income		132,490,406
Expenses
Management fee	$104,449,077
Independent trustees' fees and expenses	77,025
Total expenses before reductions	104,526,102
Expense reductions	(254)
Total expenses after reductions		104,525,848
Net investment income (loss)		27,964,558
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,186,516)	975,550,324
Fidelity Central Funds	5,572
Foreign currency transactions	(94,790)
Total net realized gain (loss)		975,461,106
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,090,732)	3,987,161,138
Unfunded commitments	(147,892)
Assets and liabilities in foreign currencies	(60,985)
Total change in net unrealized appreciation (depreciation)		3,986,952,261
Net gain (loss)		4,962,413,367
Net increase (decrease) in net assets resulting from operations		$4,990,377,925

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$27,964,558	$24,793,145
Net realized gain (loss)	975,461,106	8,827,076
Change in net unrealized appreciation (depreciation)	3,986,952,261	3,895,304,863
Net increase (decrease) in net assets resulting from operations	4,990,377,925	3,928,925,084
Distributions to shareholders	(121,152,368)	(35,356,894)
Share transactions
Proceeds from sales of shares	9,804,987,986	5,631,486,255
Reinvestment of distributions	121,048,719	35,356,894
Cost of shares redeemed	(6,050,741,750)	(4,008,180,689)
Net increase (decrease) in net assets resulting from share transactions	3,875,294,955	1,658,662,460
Total increase (decrease) in net assets	8,744,520,512	5,552,230,650
Net Assets
Beginning of period	17,402,109,018	11,849,878,368
End of period	$26,146,629,530	$17,402,109,018
Other Information
Shares
Sold	477,951,690	351,858,942
Issued in reinvestment of distributions	5,258,129	1,966,139
Redeemed	(284,504,628)	(251,666,322)
Net increase (decrease)	198,705,191	102,158,759

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Contrafund K6

Years ended December 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$18.89	$14.47	$11.08	$11.36	$10.00
Income from Investment Operations
Net investment income (loss)B	.03	.03	.05	.05	.02
Net realized and unrealized gain (loss)	4.53	4.43	3.38	(.29)	1.36
Total from investment operations	4.56	4.46	3.43	(.24)	1.38
Distributions from net investment income	(.05)	(.04)	(.04)	(.04)	(.02)
Distributions from net realized gain	(.06)	–	–	–	–
Total distributions	(.11)	(.04)	(.04)	(.04)	(.02)
Net asset value, end of period	$23.34	$18.89	$14.47	$11.08	$11.36
Total ReturnC,D	24.14%	30.83%	31.00%	(2.15)%	13.77%
Ratios to Average Net AssetsE,F
Expenses before reductions	.45%	.45%	.45%	.45%	.45%G
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%G
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%G
Net investment income (loss)	.12%	.18%	.39%	.39%	.38%G
Supplemental Data
Net assets, end of period (000 omitted)	$26,146,630	$17,402,109	$11,849,878	$5,278,087	$1,735,754
Portfolio turnover rateH	40%I	45%I	39%I	54%I	48%G,I

 A For the period May 25, 2017 (commencement of operations) through December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity Contrafund K6 (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,004,064,312
Gross unrealized depreciation	(158,317,699)
Net unrealized appreciation (depreciation)	$9,845,746,613
Tax Cost	$16,599,085,066

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,431,571
Undistributed long-term capital gain	$104,415,992
Net unrealized appreciation (depreciation) on securities and other investments	$9,845,765,224

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$51,884,688	$ 35,356,894
Long-term Capital Gains	69,267,680	–
Total	$121,152,368	$ 35,356,894

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Contrafund K6	5,952,263.02

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Contrafund K6	9,445,913,863	8,952,199,848

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Contrafund K6	44,919,036	495,055,406	944,525,951

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Contrafund K6	224,086,125	4,505,428,497

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Contrafund K6	3,490,146	26,947,034	57,936,426

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Contrafund K6	67,653,810	1,062,916,308

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Contrafund K6	$116,253

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Contrafund K6	508,982,027	659,912,682	20,751,087

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Contrafund K6	8,414

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Contrafund K6	$56,564	$12,828	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $254.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Contrafund K6

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Contrafund K6 (one of the funds constituting Fidelity Contrafund, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2021 and for the period May 25, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the four years in the period ended December 31, 2021 and for the period May 25, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Contrafund K6	.45%
Actual		$1,000.00	$1,089.10	$2.37
Hypothetical-C		$1,000.00	$1,022.94	$2.29

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Contrafund K6 voted to pay on February 14, 2022, to shareholders of record at the opening of business on February 11, 2022, a distribution of $0.094 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.002 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $ 173,683,672, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

CONK6-ANN-0322
1.9883979.104

Fidelity Flex® Funds

Fidelity Flex® Opportunistic Insights Fund

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Life of fundA
Fidelity Flex® Opportunistic Insights Fund	24.94%	22.11%

 A From March 8, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Opportunistic Insights Fund on March 8, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$26,191	Fidelity Flex® Opportunistic Insights Fund
$21,659	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 28.71% in 2021, with U.S. equities rising on improving economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. In the first quarter, the index gained 6.17%. Investors were buoyed by the rollout of vaccines, the U.S. Federal Reserve’s pledge to hold short-term interest rates near zero until the economy recovered, and the federal government’s deployment of trillions of dollars to boost the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In September, the index returned -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, and the fast-spreading delta variant of the coronavirus. The Fed also signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index sharply reversed course with a 7.01% gain in October, driven by strength in earnings. Then in November, the index stalled again, returning -0.69% amid the emergence of a new, more-highly transmissible variant, omicron, and rising inflation, which breached a 40-year high. The index advanced 4.48% in December, after studies suggested omicron resulted in fewer severe COVID-19 cases. All sectors had a double-digit return, led by energy (+55%) and real estate (+46%), whereas utilities (+18%) notably lagged.

Comments from Portfolio Manager William Danoff:  For the year ending December 31, 2021, the fund gained 24.94%, underperforming the 25.66% result of the benchmark, the Russell 3000® Index. Versus the benchmark, market selection was the primary detractor, especially in the retailing area of the consumer discretionary sector. Also detracting from our result was an underweighting in energy and an overweighting in communication services. The biggest individual relative detractor was an overweight position in Amazon.com (+3%) and we added to our stake in this company. Another notable relative detractor was an outsized stake in Salesforce.com (+14%), which was among the fund's biggest holdings. Another notable relative detractor was our lighter-than-benchmark stake in Apple (+35%). This period we increased our stake. Conversely, the biggest contributor to performance versus the benchmark was our stock picks in information technology. Stock selection and an underweighting in health care and security selection in communication services also helped the fund's relative result. The biggest individual relative contributor was an overweight position in Nvidia (+127%) and we added to our position in this company. Also boosting value was our overweighting in Synaptics, which gained 201%. We increased our stake the past 12 months. Another notable relative contributor was an outsized stake in Alphabet (+66%), which was one of our largest holdings. Notable changes in positioning include increased exposure to the financials sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2021

% of fund's net assets
Meta Platforms, Inc. Class A	10.0
Amazon.com, Inc.	6.5
Berkshire Hathaway, Inc. Class A	5.8
Microsoft Corp.	5.0
NVIDIA Corp.	4.5
Alphabet, Inc. Class C	2.7
Salesforce.com, Inc.	2.6
Alphabet, Inc. Class A	2.2
UnitedHealth Group, Inc.	2.1
Bank of America Corp.	2.1
43.5

Top Five Market Sectors as of December 31, 2021

% of fund's net assets
Information Technology	30.9
Communication Services	17.3
Financials	17.0
Consumer Discretionary	13.1
Health Care	10.7

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
Stocks	98.0%
Convertible Securities	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 9.2%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
COMMUNICATION SERVICES - 17.3%
Entertainment - 2.2%
Live Nation Entertainment, Inc. (a)	41	$4,907
Netflix, Inc. (a)	1,466	883,177
Roblox Corp. (a)	400	41,264
Spotify Technology SA (a)	26	6,085
The Walt Disney Co. (a)	1,245	192,838
Universal Music Group NV	4,913	138,847
Warner Music Group Corp. Class A	2,026	87,483
		1,354,601
Interactive Media & Services - 15.0%
Alphabet, Inc.:
Class A (a)	473	1,370,300
Class C (a)	592	1,713,005
Bumble, Inc.	712	24,108
Meta Platforms, Inc. Class A (a)	18,466	6,211,037
Zoominfo Technologies, Inc. (a)	638	40,960
		9,359,410
Media - 0.1%
Liberty Media Corp. Liberty Formula One Group Series C (a)	1,270	80,315

TOTAL COMMUNICATION SERVICES		10,794,326

CONSUMER DISCRETIONARY - 13.0%
Automobiles - 1.0%
BYD Co. Ltd. (H Shares)	140	4,735
General Motors Co. (a)	3,296	193,244
Hyundai Motor Co.	715	125,697
Li Auto, Inc. ADR (a)	172	5,521
Rad Power Bikes, Inc. (b)(c)	669	6,412
Rivian Automotive, Inc.	205	19,131
Tesla, Inc. (a)	35	36,987
Toyota Motor Corp.	10,600	195,915
XPeng, Inc. Class A	2,559	60,934
		648,576
Hotels, Restaurants & Leisure - 0.7%
Airbnb, Inc. Class A	931	155,002
Chipotle Mexican Grill, Inc. (a)	97	169,580
Churchill Downs, Inc.	121	29,149
Dutch Bros, Inc.	91	4,633
Hilton Worldwide Holdings, Inc. (a)	401	62,552
		420,916
Household Durables - 0.8%
D.R. Horton, Inc.	1,359	147,384
Garmin Ltd.	219	29,821
Lennar Corp. Class A	1,599	185,740
Mohawk Industries, Inc. (a)	355	64,674
Sony Group Corp.	229	28,918
Taylor Morrison Home Corp. (a)	157	5,489
Tempur Sealy International, Inc.	602	28,312
		490,338
Internet & Direct Marketing Retail - 7.4%
Amazon.com, Inc. (a)	1,220	4,067,895
Cazoo Group Ltd.	1,174	6,725
Cazoo Group Ltd. Class A (a)	2,263	13,646
Coupang, Inc. Class A (a)	3,231	94,927
Deliveroo PLC Class A (a)(d)	22,434	64,041
Delivery Hero AG (a)(d)	42	4,649
Doordash, Inc.	567	84,426
eBay, Inc.	3,050	202,825
Etsy, Inc. (a)	299	65,463
Wayfair LLC Class A (a)	110	20,897
Zomato Ltd. (a)(b)	6,700	10,505
		4,635,999
Leisure Products - 0.0%
Thule Group AB (d)	183	11,052
Multiline Retail - 0.0%
Dollar Tree, Inc. (a)	126	17,706
Specialty Retail - 2.3%
Academy Sports & Outdoors, Inc. (a)	1,496	65,674
AutoZone, Inc. (a)	42	88,048
Dick's Sporting Goods, Inc.	654	75,203
Fanatics, Inc. Class A (b)(c)	588	39,890
JD Sports Fashion PLC	4,790	14,123
National Vision Holdings, Inc. (a)	504	24,187
O'Reilly Automotive, Inc. (a)	198	139,834
The Home Depot, Inc.	1,902	789,349
TJX Companies, Inc.	853	64,760
Warby Parker, Inc. (a)	84	3,911
Williams-Sonoma, Inc.	633	107,059
		1,412,038
Textiles, Apparel & Luxury Goods - 0.8%
Deckers Outdoor Corp. (a)	95	34,799
Dr. Martens Ltd.	8,010	46,588
lululemon athletica, Inc. (a)	100	39,145
LVMH Moet Hennessy Louis Vuitton SE	21	17,355
NIKE, Inc. Class B	1,865	310,840
On Holding AG	520	19,661
Under Armour, Inc. Class A (sub. vtg.) (a)	133	2,818
		471,206

TOTAL CONSUMER DISCRETIONARY		8,107,831

CONSUMER STAPLES - 2.5%
Beverages - 0.4%
Anheuser-Busch InBev SA NV	267	16,097
Constellation Brands, Inc. Class A (sub. vtg.)	24	6,023
Diageo PLC	818	44,725
PepsiCo, Inc.	827	143,658
The Coca-Cola Co.	750	44,408
		254,911
Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	1,508	856,092
Food Products - 0.0%
The Vita Coco Co., Inc.	238	2,658
Personal Products - 0.7%
Estee Lauder Companies, Inc. Class A	1,080	399,816
L'Oreal SA (a)	43	20,503
Olaplex Holdings, Inc.	370	10,778
		431,097

TOTAL CONSUMER STAPLES		1,544,758

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Canadian Natural Resources Ltd.	1,535	64,861
Cheniere Energy, Inc.	444	45,030
ConocoPhillips Co.	369	26,634
Diamondback Energy, Inc.	132	14,236
EOG Resources, Inc.	307	27,271
Pioneer Natural Resources Co.	147	26,736
Reliance Industries Ltd.	174	5,532
		210,300
FINANCIALS - 17.0%
Banks - 4.7%
Bank of America Corp.	28,838	1,283,003
JPMorgan Chase & Co.	5,728	907,029
Kotak Mahindra Bank Ltd. (a)	2,799	67,493
Nu Holdings Ltd.	1,100	10,318
Royal Bank of Canada	2,351	249,513
Starling Bank Ltd. Series D (a)(b)(c)	6,297	11,032
SVB Financial Group (a)	68	46,120
The Toronto-Dominion Bank	2,717	208,304
Wells Fargo & Co.	2,800	134,344
		2,917,156
Capital Markets - 4.0%
BlackRock, Inc. Class A	280	256,357
Brookfield Asset Management, Inc. (Canada) Class A	899	54,290
Charles Schwab Corp.	971	81,661
CME Group, Inc.	50	11,423
Coinbase Global, Inc. (a)	161	40,632
Goldman Sachs Group, Inc.	1,816	694,711
Intercontinental Exchange, Inc.	278	38,022
Moody's Corp.	152	59,368
Morgan Stanley	10,755	1,055,711
MSCI, Inc.	236	144,595
NASDAQ, Inc.	48	10,080
S&P Global, Inc.	114	53,800
		2,500,650
Consumer Finance - 0.2%
Capital One Financial Corp.	1,040	150,894
Diversified Financial Services - 5.8%
Berkshire Hathaway, Inc. Class A (a)	8	3,605,296
P3 Health Partners, Inc. (b)	598	3,999
		3,609,295
Insurance - 2.3%
Admiral Group PLC	4,302	184,145
American International Group, Inc.	2,834	161,141
Aon PLC	15	4,508
Arthur J. Gallagher & Co.	442	74,994
Brookfield Asset Management Reinsurance Partners Ltd.	2	126
Chubb Ltd.	1,830	353,757
Fairfax Financial Holdings Ltd. (sub. vtg.)	114	56,078
Hartford Financial Services Group, Inc.	943	65,105
Intact Financial Corp.	318	41,334
Marsh & McLennan Companies, Inc.	195	33,895
Progressive Corp.	1,297	133,137
The Travelers Companies, Inc.	1,856	290,334
		1,398,554

TOTAL FINANCIALS		10,576,549

HEALTH CARE - 10.7%
Biotechnology - 1.7%
AbbVie, Inc.	687	93,020
Alnylam Pharmaceuticals, Inc. (a)	96	16,280
Genmab A/S (a)	3	1,197
Horizon Therapeutics PLC (a)	3,012	324,573
Idorsia Ltd. (a)	1,725	35,153
Intellia Therapeutics, Inc. (a)	486	57,465
Regeneron Pharmaceuticals, Inc. (a)	678	428,171
Vertex Pharmaceuticals, Inc. (a)	347	76,201
Zai Lab Ltd. (a)	297	18,937
		1,050,997
Health Care Equipment & Supplies - 1.1%
Abbott Laboratories	362	50,948
Alcon, Inc.	58	5,053
Align Technology, Inc. (a)	149	97,920
DexCom, Inc. (a)	65	34,902
Edwards Lifesciences Corp. (a)	892	115,559
Intuitive Surgical, Inc. (a)	874	314,028
Sonova Holding AG	125	48,850
		667,260
Health Care Providers & Services - 2.9%
AmerisourceBergen Corp.	348	46,246
Anthem, Inc.	73	33,838
Cano Health, Inc. (a)	384	3,421
CVS Health Corp.	118	12,173
dentalcorp Holdings Ltd. (a)	1,668	21,454
Guardant Health, Inc. (a)	192	19,204
HCA Holdings, Inc.	960	246,643
Humana, Inc.	72	33,398
McKesson Corp.	47	11,683
Molina Healthcare, Inc. (a)	17	5,407
Option Care Health, Inc. (a)	1,796	51,078
UnitedHealth Group, Inc.	2,637	1,324,143
		1,808,688
Health Care Technology - 0.0%
Doximity, Inc.	114	5,715
Inspire Medical Systems, Inc. (a)	19	4,371
		10,086
Life Sciences Tools & Services - 3.0%
23andMe Holding Co.:
Class A (a)(e)	5,839	38,888
Class B (d)	730	4,862
Bio-Rad Laboratories, Inc. Class A (a)	139	105,024
Charles River Laboratories International, Inc. (a)	56	21,100
Danaher Corp.	2,354	774,490
Eurofins Scientific SA	448	55,503
ICON PLC (a)	21	6,504
IQVIA Holdings, Inc. (a)	462	130,349
Maravai LifeSciences Holdings, Inc. (a)	986	41,313
Mettler-Toledo International, Inc. (a)	172	291,920
Thermo Fisher Scientific, Inc.	315	210,181
Waters Corp. (a)	448	166,925
West Pharmaceutical Services, Inc.	74	34,707
WuXi AppTec Co. Ltd. (H Shares) (d)	433	7,497
		1,889,263
Pharmaceuticals - 2.0%
Asymchem Laboratories Tianjin Co. Ltd. (H Shares) (d)	402	16,497
Eli Lilly & Co.	2,603	719,001
Intra-Cellular Therapies, Inc. (a)	129	6,752
Merck & Co., Inc.	490	37,554
Nuvation Bio, Inc. (a)	2,928	24,888
Pfizer, Inc.	713	42,103
Roche Holding AG (participation certificate)	139	57,666
Royalty Pharma PLC	2,979	118,713
UCB SA	280	31,955
Zoetis, Inc. Class A	883	215,478
		1,270,607

TOTAL HEALTH CARE		6,696,901

INDUSTRIALS - 3.9%
Aerospace & Defense - 0.1%
Northrop Grumman Corp.	211	81,672
Space Exploration Technologies Corp. Class A (a)(b)(c)	20	11,200
		92,872
Air Freight & Logistics - 1.3%
Expeditors International of Washington, Inc.	211	28,335
United Parcel Service, Inc. Class B	3,679	788,557
Zipline International, Inc. (b)(c)	168	6,048
		822,940
Airlines - 0.0%
Joby Aviation, Inc. (b)	215	1,570
Building Products - 0.8%
Carrier Global Corp.	1,100	59,664
Fortune Brands Home & Security, Inc.	2,100	224,490
Toto Ltd.	2,159	99,288
Trane Technologies PLC	588	118,794
		502,236
Commercial Services & Supplies - 0.3%
Aurora Innovation, Inc. (a)	376	4,234
Cintas Corp.	389	172,393
Clean TeQ Water Pty Ltd. (a)	3	2
GFL Environmental, Inc.	80	3,028
		179,657
Industrial Conglomerates - 0.6%
General Electric Co.	3,767	355,868
Roper Technologies, Inc.	10	4,919
		360,787
Machinery - 0.3%
AutoStore Holdings Ltd.	753	2,962
Fortive Corp.	128	9,765
Ingersoll Rand, Inc.	1,155	71,460
Nordson Corp.	15	3,829
Otis Worldwide Corp.	834	72,616
		160,632
Professional Services - 0.2%
Equifax, Inc.	204	59,729
Thomson Reuters Corp.	365	43,649
		103,378
Road & Rail - 0.2%
Canadian Pacific Railway Ltd.	815	58,618
J.B. Hunt Transport Services, Inc.	385	78,694
Old Dominion Freight Lines, Inc.	47	16,844
		154,156
Trading Companies & Distributors - 0.1%
Ferguson PLC	242	42,986

TOTAL INDUSTRIALS		2,421,214

INFORMATION TECHNOLOGY - 30.8%
Communications Equipment - 0.1%
Arista Networks, Inc. (a)	408	58,650
Electronic Equipment & Components - 2.0%
Amphenol Corp. Class A	12,546	1,097,273
CDW Corp.	360	73,721
Keysight Technologies, Inc. (a)	266	54,932
Zebra Technologies Corp. Class A (a)	86	51,187
		1,277,113
IT Services - 3.9%
Accenture PLC Class A	2,026	839,878
Adyen BV (a)(d)	97	254,625
Affirm Holdings, Inc.	256	25,743
Cloudflare, Inc. (a)	3,513	461,960
Digitalocean Holdings, Inc. (a)	52	4,177
Endava PLC ADR (a)	32	5,373
EPAM Systems, Inc. (a)	8	5,348
MasterCard, Inc. Class A	199	71,505
MongoDB, Inc. Class A (a)	313	165,687
Shopify, Inc. Class A (a)	399	549,377
Snowflake Computing, Inc. (a)	127	43,021
		2,426,694
Semiconductors & Semiconductor Equipment - 10.4%
Advanced Micro Devices, Inc. (a)	7,177	1,032,770
Analog Devices, Inc.	1,665	292,657
Applied Materials, Inc.	2,087	328,410
ASML Holding NV	58	46,176
Broadcom, Inc.	47	31,274
Enphase Energy, Inc. (a)	130	23,782
KLA Corp.	69	29,678
Lam Research Corp.	248	178,349
Lattice Semiconductor Corp. (a)	703	54,173
Marvell Technology, Inc.	2,395	209,539
Monolithic Power Systems, Inc.	29	14,307
NVIDIA Corp.	9,581	2,817,868
NXP Semiconductors NV	21	4,783
ON Semiconductor Corp. (a)	1,521	103,306
Qualcomm, Inc.	4,169	762,385
Semtech Corp. (a)	340	30,236
Silergy Corp.	35	6,346
SiTime Corp. (a)	25	7,314
Synaptics, Inc. (a)	1,356	392,576
Teradyne, Inc.	70	11,447
Texas Instruments, Inc.	475	89,523
		6,466,899
Software - 13.2%
Adobe, Inc. (a)	1,950	1,105,767
Atlassian Corp. PLC (a)	1,357	517,411
Bill.Com Holdings, Inc. (a)	59	14,700
Cadence Design Systems, Inc. (a)	1,919	357,606
Ceridian HCM Holding, Inc. (a)	41	4,283
Confluent, Inc.	141	10,750
Crowdstrike Holdings, Inc. (a)	113	23,137
Datadog, Inc. Class A (a)	716	127,527
Dropbox, Inc. Class A (a)	522	12,810
Dynatrace, Inc. (a)	1,607	96,982
Epic Games, Inc. (a)(b)(c)	34	30,900
Fortinet, Inc. (a)	88	31,627
HubSpot, Inc. (a)	189	124,579
Informatica, Inc.	311	11,501
Intuit, Inc.	871	560,245
KnowBe4, Inc. (a)	841	19,293
Microsoft Corp.	9,196	3,092,799
Monday.com Ltd.	93	28,711
Palo Alto Networks, Inc. (a)	180	100,217
Paycom Software, Inc. (a)	15	6,228
Qualtrics International, Inc.	553	19,576
Rapid7, Inc. (a)	37	4,355
Salesforce.com, Inc. (a)	6,412	1,629,482
Samsara, Inc.	252	7,084
SentinelOne, Inc.	85	4,292
ServiceNow, Inc. (a)	244	158,383
Stripe, Inc. Class B (a)(b)(c)	88	3,680
Tanium, Inc. Class B (a)(b)(c)	741	9,403
Unity Software, Inc. (a)	55	7,864
Workday, Inc. Class A (a)	132	36,060
Xero Ltd. (a)	141	14,510
Zscaler, Inc. (a)	156	50,127
		8,221,889
Technology Hardware, Storage & Peripherals - 1.2%
Apple, Inc.	3,057	542,831
Dell Technologies, Inc. (a)	3,556	199,741
		742,572

TOTAL INFORMATION TECHNOLOGY		19,193,817

MATERIALS - 2.2%
Chemicals - 0.7%
LG Chemical Ltd.	9	4,656
Sherwin-Williams Co.	1,169	411,675
Westlake Chemical Corp.	153	14,861
		431,192
Metals & Mining - 1.5%
B2Gold Corp. (a)	4,102	16,149
Barrick Gold Corp. (Canada)	1,808	34,375
Cleveland-Cliffs, Inc. (a)	2,309	50,267
Franco-Nevada Corp.	1,510	208,830
Freeport-McMoRan, Inc.	4,955	206,772
Gatos Silver, Inc. (a)	891	9,249
Ivanhoe Mines Ltd. (a)	20,706	168,928
Novagold Resources, Inc. (a)	4,286	29,376
Nucor Corp.	1,272	145,199
Steel Dynamics, Inc.	1,011	62,753
Stelco Holdings, Inc.	132	4,301
Sunrise Energy Metals Ltd. (a)	7	9
		936,208

TOTAL MATERIALS		1,367,400

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Equity Commonwealth (a)	1,203	31,158
Prologis (REIT), Inc.	668	112,464
		143,622
UTILITIES - 0.1%
Electric Utilities - 0.1%
NextEra Energy, Inc.	392	36,597
TOTAL COMMON STOCKS
(Cost $45,900,016)		61,093,315

Preferred Stocks - 0.3%
Convertible Preferred Stocks - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A (b)(c)	88	843
Series C (b)(c)	343	3,287
Series D (b)(c)	800	7,667
		11,797
Internet & Direct Marketing Retail - 0.1%
GoBrands, Inc.:
Series G (b)(c)	9	3,496
Series H (b)(c)	23	8,935
Reddit, Inc.:
Series E (b)(c)	65	4,017
Series F (b)(c)	284	17,550
		33,998
Textiles, Apparel & Luxury Goods - 0.0%
Discord, Inc. Series I (b)(c)	16	8,810
TOTAL CONSUMER DISCRETIONARY		54,605
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Bowery Farming, Inc. Series C1 (b)(c)	50	3,012
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (b)(c)	1,014	3,733
Health Care Providers & Services - 0.0%
Lyra Health, Inc.:
Series E (b)(c)	600	10,938
Series F (b)(c)	17	310
		11,248
TOTAL HEALTH CARE		14,981
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Relativity Space, Inc. Series E (b)(c)	505	11,532
Space Exploration Technologies Corp. Series N (a)(b)(c)	74	41,440
		52,972
Air Freight & Logistics - 0.0%
Zipline International, Inc. Series E (b)(c)	236	8,496
Transportation Infrastructure - 0.0%
Delhivery Private Ltd. Series H (b)(c)	11	5,265
TOTAL INDUSTRIALS		66,733
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.0%
ByteDance Ltd. Series E1 (a)(b)(c)	117	14,508
Semiconductors & Semiconductor Equipment - 0.0%
Tenstorrent, Inc. Series C1 (b)(c)	100	7,504
Software - 0.1%
Nuro, Inc.:
Series C (a)(b)(c)	562	11,715
Series D (b)(c)	212	4,419
Stripe, Inc. Series H (b)(c)	89	3,722
		19,856
TOTAL INFORMATION TECHNOLOGY		41,868

TOTAL CONVERTIBLE PREFERRED STOCKS		181,199

Nonconvertible Preferred Stocks - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Petroleo Brasileiro SA - Petrobras sponsored ADR	518	5,688
TOTAL PREFERRED STOCKS
(Cost $147,164)		186,887
	Principal Amount	Value

Preferred Securities - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Circle Internet Financial Ltd. 0% (b)(f)	3,800	4,469
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Tenstorrent, Inc. 0% (b)(c)(f)	4,994	4,994
TOTAL PREFERRED SECURITIES
(Cost $8,794)		9,463
	Shares	Value

Money Market Funds - 2.5%
Fidelity Cash Central Fund 0.08% (g)	1,528,384	1,528,689
Fidelity Securities Lending Cash Central Fund 0.08% (g)(h)	31,172	31,175
TOTAL MONEY MARKET FUNDS
(Cost $1,559,864)		1,559,864
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $47,615,838)		62,849,529
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(509,177)
NET ASSETS - 100%		$62,340,352

Legend

 (a) Non-income producing

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $325,301 or 0.5% of net assets.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $363,223 or 0.6% of net assets.

 (e) Security or a portion of the security is on loan at period end.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Bowery Farming, Inc. Series C1	5/18/21	$3,012
ByteDance Ltd. Series E1	11/18/20	$12,820
Circle Internet Financial Ltd. 0%	5/11/21	$3,800
Delhivery Private Ltd. Series H	5/20/21	$5,369
Discord, Inc. Series I	9/15/21	$8,810
ElevateBio LLC Series C	3/9/21	$4,254
Epic Games, Inc.	7/30/20	$19,550
Fanatics, Inc. Class A	8/13/20 - 12/15/21	$25,230
GoBrands, Inc. Series G	3/2/21	$2,247
GoBrands, Inc. Series H	7/22/21	$8,935
Joby Aviation, Inc.	2/23/21	$2,150
Lyra Health, Inc. Series E	1/14/21	$5,494
Lyra Health, Inc. Series F	6/4/21	$267
Nuro, Inc. Series C	10/30/20	$7,337
Nuro, Inc. Series D	10/29/21	$4,419
P3 Health Partners, Inc.	5/25/21	$5,980
Rad Power Bikes, Inc.	1/21/21	$3,227
Rad Power Bikes, Inc. Series A	1/21/21	$425
Rad Power Bikes, Inc. Series C	1/21/21	$1,655
Rad Power Bikes, Inc. Series D	9/17/21	$7,667
Reddit, Inc. Series E	5/18/21	$2,761
Reddit, Inc. Series F	8/11/21	$17,550
Relativity Space, Inc. Series E	5/27/21	$11,532
Space Exploration Technologies Corp. Class A	2/16/21	$8,400
Space Exploration Technologies Corp. Series N	8/4/20	$19,980
Starling Bank Ltd. Series D	6/18/21	$11,258
Stripe, Inc. Class B	5/18/21	$3,531
Stripe, Inc. Series H	3/15/21	$3,571
Tanium, Inc. Class B	4/21/17 - 9/18/20	$7,800
Tenstorrent, Inc. Series C1	4/23/21	$5,945
Tenstorrent, Inc. 0%	4/23/21	$4,994
Zipline International, Inc.	10/12/21	$6,048
Zipline International, Inc. Series E	12/21/20	$7,701
Zomato Ltd.	12/9/20	$4,073

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$511,713	$52,187,905	$51,170,929	$567	$--	$--	$1,528,689	0.0%
Fidelity Securities Lending Cash Central Fund 0.08%	--	317,319	286,144	179	--	--	31,175	0.0%
Total	$511,713	$52,505,224	$51,457,073	$746	$--	$--	$1,559,864

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$10,794,326	$10,655,479	$138,847	$--
Consumer Discretionary	8,162,436	7,576,858	484,671	100,907
Consumer Staples	1,547,770	1,463,433	81,325	3,012
Energy	215,988	215,988	--	--
Financials	10,576,549	10,377,373	188,144	11,032
Health Care	6,711,882	6,447,640	249,261	14,981
Industrials	2,487,947	2,358,018	45,948	83,981
Information Technology	19,235,685	18,895,209	254,625	85,851
Materials	1,367,400	1,367,400	--	--
Real Estate	143,622	143,622	--	--
Utilities	36,597	36,597	--	--
Preferred Securities	9,463	--	4,469	4,994
Money Market Funds	1,559,864	1,559,864	--	--
Total Investments in Securities:	$62,849,529	$61,097,481	$1,447,290	$304,758
Net unrealized depreciation on unfunded commitments	$(284)	$--	$(284)	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $28,638) — See accompanying schedule: Unaffiliated issuers (cost $46,055,974)	$61,289,665
Fidelity Central Funds (cost $1,559,864)	1,559,864
Total Investment in Securities (cost $47,615,838)		$62,849,529
Foreign currency held at value (cost $10,024)		10,262
Receivable for fund shares sold		22,153
Dividends receivable		10,712
Distributions receivable from Fidelity Central Funds		212
Total assets		62,892,868
Liabilities
Payable to custodian bank	$14,619
Unrealized depreciation on unfunded commitments	284
Payable for fund shares redeemed	505,652
Other payables and accrued expenses	786
Collateral on securities loaned	31,175
Total liabilities		552,516
Net Assets		$62,340,352
Net Assets consist of:
Paid in capital		$47,468,407
Total accumulated earnings (loss)		14,871,945
Net Assets		$62,340,352
Net Asset Value, offering price and redemption price per share ($62,340,352 ÷ 2,814,689 shares)		$22.15

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$242,626
Income from Fidelity Central Funds (including $179 from security lending)		746
Total income		243,372
Expenses
Independent trustees' fees and expenses	$117
Total expenses before reductions	117
Expense reductions	(7)
Total expenses after reductions		110
Net investment income (loss)		243,262
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,432)	2,437,956
Foreign currency transactions	138
Total net realized gain (loss)		2,438,094
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $2,933)	5,464,692
Unfunded commitments	(284)
Assets and liabilities in foreign currencies	(169)
Total change in net unrealized appreciation (depreciation)		5,464,239
Net gain (loss)		7,902,333
Net increase (decrease) in net assets resulting from operations		$8,145,595

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$243,262	$137,658
Net realized gain (loss)	2,438,094	2,208,135
Change in net unrealized appreciation (depreciation)	5,464,239	3,297,199
Net increase (decrease) in net assets resulting from operations	8,145,595	5,642,992
Distributions to shareholders	(3,196,372)	(1,482,822)
Share transactions
Proceeds from sales of shares	46,911,965	10,267,922
Reinvestment of distributions	3,196,372	1,482,822
Cost of shares redeemed	(15,426,338)	(21,457,319)
Net increase (decrease) in net assets resulting from share transactions	34,681,999	(9,706,575)
Total increase (decrease) in net assets	39,631,222	(5,546,405)
Net Assets
Beginning of period	22,709,130	28,255,535
End of period	$62,340,352	$22,709,130
Other Information
Shares
Sold	2,190,806	595,451
Issued in reinvestment of distributions	151,673	78,030
Redeemed	(719,151)	(1,333,136)
Net increase (decrease)	1,623,328	(659,655)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Opportunistic Insights Fund

Years ended December 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$19.06	$15.26	$11.82	$12.19	$10.00
Income from Investment Operations
Net investment income (loss)B	.13	.10	.12	.11	.07
Net realized and unrealized gain (loss)	4.48	5.04	3.49	(.33)	2.17
Total from investment operations	4.61	5.14	3.61	(.22)	2.24
Distributions from net investment income	(.12)	(.14)	(.10)	(.15)	(.04)
Distributions from net realized gain	(1.40)	(1.20)	(.07)	–	(.01)
Total distributions	(1.52)	(1.34)	(.17)	(.15)	(.05)
Net asset value, end of period	$22.15	$19.06	$15.26	$11.82	$12.19
Total ReturnC,D	24.94%	33.68%	30.56%	(1.85)%	22.37%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	- %H
Expenses net of fee waivers, if anyG	-%	-%	-%	-%	- %H
Expenses net of all reductionsG	-%	-%	-%	-%	- %H
Net investment income (loss)	.63%	.61%	.82%	.81%	.78%H
Supplemental Data
Net assets, end of period (000 omitted)	$62,340	$22,709	$28,256	$16,723	$14,501
Portfolio turnover rateI	57%	39%	67%	93%	28%H

 A For the period March 8, 2017 (commencement of operations) through December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity Flex Opportunistic Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$15,738,274
Gross unrealized depreciation	(731,779)
Net unrealized appreciation (depreciation)	$15,006,495
Tax Cost	$47,842,750

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$15,006,741

The Fund intends to elect to defer to its next fiscal year $134,004 of capital losses recognized during the period November 1,2021 to December 31,2021.

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$496,262	$ 157,278
Long-term Capital Gains	2,700,110	1,325,544
Total	$3,196,372	$ 1,482,822

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Opportunistic Insights Fund	52,615,063	21,197,671

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Flex Opportunistic Insights Fund	$367

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Flex Opportunistic Insights Fund	1,244,697	1,623,658	81,000

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Flex Opportunistic Insights Fund	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $7.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Flex Opportunistic Insights Fund	21%

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Flex Opportunistic Insights Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Opportunistic Insights Fund (one of the funds constituting Fidelity Contrafund, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2021 and for the period March 8, 2017 (commencement of operations) throughDecember 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the four years in the period ended December 31, 2021 and for the period March 8, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and issuers of privately offered securities. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Flex Opportunistic Insights Fund	- %C
Actual		$1,000.00	$1,092.20	$-D
Hypothetical-E		$1,000.00	$1,025.21	$-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $2,493,795, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 1% and 41% of the dividends distributed in February and December, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 2% and 50% of the dividends distributed in February and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

ZPI-ANN-0322
1.9881595.104

Item 2.

Code of Ethics

As of the end of the period, December 31, 2021, Fidelity Contrafund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor New Insights Fund, Fidelity Contrafund, Fidelity Contrafund K6, Fidelity Flex Opportunistic Insights Fund and Fidelity Series Opportunistic Insights Fund (the “Funds”):

Services Billed by PwC

December 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$67,100	$6,600	$13,400	$2,100
Fidelity Contrafund	$111,600	$7,700	$42,500	$2,500
Fidelity Contrafund K6	$75,100	$6,200	$12,100	$2,000
Fidelity Flex Opportunistic Insights Fund	$48,600	$4,900	$11,400	$1,600
Fidelity Series Opportunistic Insights Fund	$63,100	$6,200	$11,500	$2,000

December 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$72,800	$6,200	$109,600	$2,500
Fidelity Contrafund	$192,800	$7,300	$14,800	$3,000
Fidelity Contrafund K6	$99,500	$5,800	$9,600	$2,400
Fidelity Flex Opportunistic Insights Fund	$49,200	$4,700	$12,600	$1,900
Fidelity Series Opportunistic Insights Fund	$66,300	$5,800	$11,500	$2,400

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2021A	December 31, 2020A
Audit-Related Fees	$8,522,600	$9,377,400
Tax Fees	$354,200	$30,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2021A	December 31, 2020A
PwC	$14,252,200	$14,742,400

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Contrafund

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 18, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 18, 2022